UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2014

Select Satellite Funds
Absolute Return Tracker
Commodity Strategy
Dynamic Allocation
Dynamic Commodity Strategy
Managed Futures Strategy
International Real Estate Securities
Real Estate Securities

Goldman Sachs Select Satellite Funds

■	ABSOLUTE RETURN TRACKER

■	COMMODITY STRATEGY

■	DYNAMIC ALLOCATION

■	DYNAMIC COMMODITY STRATEGY

■	MANAGED FUTURES STRATEGY

■	INTERNATIONAL REAL ESTATE SECURITIES

■	REAL ESTATE SECURITIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	52

Financial Statements	80

Financial Highlights	88

Notes to Financial Statements	102

Report of Independent Registered Accounting Firm	136

Other Information	137

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SELECT SATELLITE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Absolute Return Tracker Fund seeks to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. The Fund’s Investment Adviser believes that hedge funds derive a large portion of their returns from exposure to sources of market risk (“Market Exposures”) and “Trading Strategies” involving long and/or short positions in Market Exposures and/or individual securities or baskets of securities. In seeking to meet its investment objective, the Fund uses a dynamic investment process to seek to identify the appropriate weights to Market Exposures and Trading Strategies that approximate the return and risk patterns of specific hedge fund sub-strategies. The Investment Adviser then applies a quantitative methodology, in combination with a qualitative overlay, to assess the appropriate weight to each Market Exposure and Trading Strategy. The Fund may seek to establish long and/or short positions in a multitude of Market Exposures. However, from time to time, regulatory constraints or other considerations may prevent the Fund from precisely replicating the returns of the Market Exposures and Trading Strategies. The Fund does not intend to outperform market returns, even during periods of sustained increases in the prices of stocks and bonds.

The Fund seeks to gain exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “ART Subsidiary”). The ART Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (which may include total return swaps on commodity indexes, sub-indexes and single commodities, as well as commodity (U.S. or foreign) futures, commodity options and commodity-linked notes). The ART Subsidiary will also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts). The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. Over-the-counter transactions are subject to less government regulation and supervision. The Fund may also hold significant amounts of U.S. Treasury or short-term instruments. Foreign and emerging markets investments may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with short selling of securities, which involves leverage of the Fund’s assets and presents various other risks. The Fund may be obligated to cover its short position at a higher price than the short price, resulting in a loss. Losses on short sales are potentially unlimited as a loss occurs when the value of a security sold short increases. The Fund is not appropriate for all investors. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved.

The Goldman Sachs Commodity Strategy Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked swaps (which may include total return swaps). The Subsidiary also invests in other instruments, including fixed

GOLDMAN SACHS SELECT SATELLITE FUNDS

income securities, either as investments or to serve as margin or collateral for its swap positions. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivatives result in leverage, which can make the Fund more volatile. Over-the-counter transactions are subject to less government regulation and supervision. The Fund may hold significant amounts of U.S. Treasury or short-term investments. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. Foreign investments may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The investment program of the Fund is speculative, entails substantial risks and includes asset classes and investment techniques not employed by more traditional mutual funds. The Fund should not be relied upon as a complete investment program. There can be no assurance that the investment objective of the Fund will be achieved.

The Goldman Sachs Dynamic Allocation Fund invests primarily in exchange-traded funds (“ETFs”), stocks and derivative instruments, including futures and swaps, that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivatives result in leverage, which can make the Fund more volatile. Over-the-counter transactions are subject to less government regulation and supervision. The Fund may also hold significant amounts of U.S. Treasury or short-term instruments. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund’s fixed income investments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund seeks to gain exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “DAF Subsidiary”). The DAF Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include but are not limited to total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The DAF Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts). The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

The investment program of the Fund is speculative, entails substantial risks and includes asset classes and investment techniques not employed by more traditional mutual funds. The Fund should not be relied upon as a complete investment program. There can be no assurance that the investment objective of the Fund will be achieved.

The Goldman Sachs Dynamic Commodity Strategy Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “DCS Subsidiary”) and in commodity index-linked structured notes. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (which may include total return swaps). The Subsidiary also invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund is subject to tax risk as a result of its investments in the Subsidiary and in commodity index-linked structured notes, as the Fund has not received a private letter ruling from the Internal Revenue Service (“IRS”) concluding that income and gains from such investments are “qualifying income.” The IRS has suspended granting such private letter rulings, and the Fund cannot rely on private letter rulings granted to other taxpayers. The tax treatment of investments in the Subsidiary and in commodity index-linked structured notes may be adversely affected by future legislation and/or IRS guidance. While the Fund has obtained an opinion of counsel regarding such investments, if the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company, the Fund would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to Fund shareholders.

Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivatives may result in leverage, and may make the Fund more volatile. Over-the-counter transactions are subject to less governmental regulation and supervision. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed and other asset-backed securities are subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may invest in non-investment grade securities, which involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The investment program of the Fund is speculative, entails substantial risks and includes asset classes and investment techniques not employed by more traditional mutual funds. The Fund should not be relied upon as a complete investment program. There can be no assurance that the investment objective of the Fund will be achieved.

The Goldman Sachs Managed Futures Strategy Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others, to seek long-term absolute return. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity, interest rate, call, and extension risk. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Different investment styles tend to shift in and out of favor, and at times the Fund may

GOLDMAN SACHS SELECT SATELLITE FUNDS

underperform other funds that invest in similar asset classes. Managed futures strategies have historically offered the potential for stronger performance in extreme bull and bear markets and weaker performance in range-bound and sharply reversing markets. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuation and adverse economic or political developments. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative investments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. Over-the-counter transactions are subject to less government regulation and supervision. The Fund’s borrowing and use of derivatives may result in leverage, which can make the Fund more volatile. The Fund is subject to tax risk as a result of its investments in commodity-linked structured notes, as the Fund has not received a private letter ruling from the Internal Revenue Service (“IRS”) concluding that income and gains from such investments are “qualifying income.” The IRS has suspended granting such private letter rulings, and the Fund cannot rely on private letter rulings granted to other taxpayers. The tax treatment of investments in commodity-linked structured notes may be adversely affected by future legislation and/or IRS guidance. While the Fund has obtained an opinion of counsel regarding such investments, if the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company, the Fund would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to Fund shareholders. The tax treatment of commodity-linked derivative instruments may be adversely affected by future legislation or regulatory developments. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The investment program of the Fund is speculative, entails substantial risks and includes asset classes and investment techniques not employed by more traditional mutual funds. The Fund should not be relied upon as a complete investment program. There can be no assurance that the investment objective of the Fund will be achieved.

The Goldman Sachs International Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry outside the United States, including real estate investment trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Foreign and emerging markets investments may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Because the Fund concentrates its investments in the real estate industry, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting this industry than if its investments were more diversified across different industries, and its performance may be substantially different from that of the broader stock market. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry, including real estate investment trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks

GOLDMAN SACHS SELECT SATELLITE FUNDS

than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Because the Fund concentrates its investments in the real estate industry, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting this industry than if its investments were more diversified across different industries, and its performance may be substantially different from that of the broader stock market. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

The Fund seeks to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2014 (“the Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 2.61%, 1.92%, 3.09%, 2.85% and 2.42%, respectively. These returns compare to the -0.58% average annual total return of the Fund’s benchmark, the HFRX Global Hedge Fund Index (Gross, USD, Unhedged) (the “HFRX Global Hedge Fund Index”)[1], during the same time period.

Q	What economic and market factors most influenced the hedge fund asset class as a whole during the Reporting Period?

A	Hedge funds, as measured by the HFRX Global Hedge Fund Index, overall generated modestly negative returns during the Reporting Period. Event driven hedge funds exhibited weak performance overall in 2014, with the HFRX Event Driven Index returning -4.06% during the Reporting Period. These returns were largely driven by challenging performance among special situations strategies. Relative value hedge funds also generally declined during the Reporting Period, with the HFRX Relative Value Arbitrage Index posting a return of -3.14%. Fixed income convertible arbitrage strategies retreated most among relative value hedge funds. Global macro hedge funds performed best in 2014, with the HFRX Macro/CTA Index returning 5.24% during the Reporting Period. Equity long/short hedge funds, as measured by the HFRX Equity Hedge Index, were up 1.42%.

As the Reporting Period began in January 2014, global financial markets faced challenges, with nearly all equities losing ground and the Volatility Index (“VIX”), a measure of financial disruption, trading at its highest level in more than a year. In turn, hedge funds had mixed performance in January 2014, with the HFRX Global Hedge Fund Index returning -0.24%. For the month, only event driven hedge funds posted gains, albeit modest ones. In a sharp turnaround, hedge funds had a strong February 2014, with the HFRX Global Hedge Fund Index up 1.59%. Equity long/short hedge funds, event driven hedge funds and relative value hedge funds each posted positive returns, though global macro hedge funds remained in negative territory. In what continued to be a choppy quarter in the global financial markets, hedge funds lost ground in March 2014, with the HFRX Global Hedge Fund Index returning -0.23% to close out the first calendar quarter with gains of 1.11%. Virtually all of the sub-strategies posted slightly negative performance for the month of March. The hedge fund sub-strategies whose returns the Fund seeks to approximate include, but are not limited to, Equity Long/ Short, Event Driven, Relative Value and Macro sub-strategies (each a “Hedge Fund Sub-Strategy”).

Performance across global financial markets was mixed in April 2014, with drawdowns in information technology stocks and other growth sectors coinciding with ongoing geopolitical conflict in Ukraine and continued strong global merger and acquisition activity. Amidst such mixed performance, hedge funds, as measured by the -0.73% return of the HFRX Global Hedge Fund Index, lost ground for the month of April 2014. Each of the major sub-strategies lost ground as well. Global financial markets were then broadly up in May 2014, with strong performance from developed market equities bolstered by positive economic data out of the United States, increased market perception of geopolitical stability in Ukraine and continued merger and acquisition activity. In turn, hedge funds, as measured by the 0.45% return of the HFRX Global Hedge Fund Index, were up

[1]	The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

PORTFOLIO RESULTS

slightly for the month. Each of the sub-strategies were either up modestly or virtually flat for the month of May 2014. Global financial markets continued to be broadly positive in June 2014, with strong equity performance across most regions amid continued low implied volatility levels and signs of economic growth among developed nations. Reflecting such performance, hedge funds, as measured by the 0.93% gain in the HFRX Global Hedge Fund Index, were up for the month. Event driven, equity long/short and relative value hedge funds posted positive performance in June 2014, while macro hedge funds were flat for the month.

Hedge funds had a challenging July, with the HFRX Global Hedge Fund Index returning -0.88%. Managers faced broad declines in financial markets during the month, as the U.S. Federal Reserve (the “Fed”) continued to taper stimulus measures and as commodities and global equities lost ground across most regions and sectors. Only macro hedge funds were up for the month. In a reversal, hedge funds were generally up in August 2014, with the HFRX Global Hedge Fund Index returning 1.09%. Performance across global financial markets fared better in August than in the prior month, as U.S. equities posted gains and developed market government bond yields generally declined across the curve. Each of the sub-strategies posted positive absolute returns for the month. Hedge fund performance was then mixed in September 2014, with the HFRX Global Hedge Fund Index returning -0.77%. September was a challenging month for global financial markets, as equities retreated across most regions and the U.S. dollar surged amid weak economic data out of Europe and continued geopolitical unrest in the Middle East. Macro hedge funds were the only sub-strategy to produce positive absolute returns for the month.

As the fourth quarter of 2014 began, hedge fund performance remained mixed. The HFRX Global Hedge Fund Index returned -1.32% in October 2014, with the month seeing a spike in volatility in global financial markets. This coincided with further downward pressure on oil prices, the continued appreciation of the U.S. dollar and the Bank of Japan announcing further stimulus measures. Once again, macro hedge funds were the only sub-strategy to produce positive absolute returns for the month. While hedge fund performance remained mixed in November 2014, the HFRX Global Hedge Fund Index did return a positive 0.33% for the month. November 2014 saw steep declines in oil prices toward the end of the month on the heels of the Organization of the Petroleum Exporting Countries (OPEC) decision to maintain current production levels. The U.S. dollar continued to appreciate against global currencies, and developed market equities performed well during the month on the back of positive economic data out of the United States and U.K. as well as dovish statements from the European Central Bank. For November 2014, equity long/short and macro hedge funds were generally up for the month; event driven hedge funds were flat; and relative value hedge funds were slightly down. In December 2014, hedge fund performance remained mixed, and the HFRX Global Hedge Fund Index declined 0.75%. December saw continued declines in oil prices, and equity markets were broadly down across regions and geographies, while the U.S. dollar continued to strengthen against global currencies. For December 2014, equity long/short hedge funds, event driven hedge funds and relative value hedge funds were broadly down overall, while macro hedge funds were generally up, with trend-following hedge funds faring particularly well, driven by strong trends in commodities and currencies.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	We believe hedge funds derive a large portion of their returns from exposure to sources of market risk. The Fund uses a quantitative methodology in combination with a qualitative overlay to seek to identify the Market Exposures, or sources of market risk, that approximate the return and risk patterns of specific hedge fund sub-strategies. The Fund’s quantitative methodology seeks to allocate the Fund’s exposure to each Hedge Fund Sub-Strategy such that the Fund’s investment results approximate the return and risk patterns of a diversified universe of hedge funds. During the Reporting Period, all four Hedge Fund Sub-Strategies employed by the Fund contributed positively to performance on an absolute basis.

The Fund’s Macro Hedge Fund Sub-Strategy contributed most positively to the Fund’s returns on an absolute basis as well, bolstered by positive performance from the trend strategy. Within the trend strategy in which the Fund invests, long positions in German government bunds and short positions in crude oil contributed positively to returns, while long positions in European and U.K. equities detracted most from results.

The Fund’s Equity Long/Short Hedge Fund Sub-Strategy contributed to results, with strong performance from long positions in single-name stocks to which hedge funds had large allocations (according to 13F filings with the Securities and Exchange Commission (“SEC”)) as well as from long positions in U.S. value equities. Conversely, short positions in U.S. growth equities and long positions in emerging

PORTFOLIO RESULTS

market equities detracted most from returns. (Form 13F is a filing with the SEC), also known as the Information Required of Institutional Investment Managers Form. It is a quarterly filing required of institutional investment managers with more than $100 million in qualifying assets. Companies required to file SEC Form 13F may include insurance companies, banks, pension funds, investment advisers and broker-dealers. This form, which must be filed within 45 days of the end of each quarter, contains information about investment managers and potentially a list of their recent investment holdings.)

The Relative Value and Event Driven Hedge Fund Sub-Strategies also contributed positively to the Fund’s performance during the Reporting Period. Within each of these Hedge Fund Sub-Strategies, short positions in put options on the S&P 500 Index and long positions in high yield credit contributed positively to returns. There were no detractors from returns for either of these Hedge Fund Sub-Strategies.

In addition to the asset classes mentioned above, the Fund was invested in a variety of developed and emerging market equities, short-term interest rates, developed market government bonds, currencies and commodities during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, commodities, government bonds and short-term interest rates. The Fund used currency forward contracts to gain exposure to select developed and emerging market currencies of non-U.S. developed markets. The Fund used exchange-traded total return swaps to gain exposure to U.S. large-cap and small-cap equities. The Fund had used a total return swap to gain exposure to a basket of single-name stocks to which hedge funds had large investments according to 13F filings with the SEC and subsequently traded the individual underlying stocks outright as well. The Fund also used listed put options to gain exposure to U.S. large-cap equities. Lastly, the Fund used exchange-traded credit default swaps to gain exposure to North American high yield credit markets.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In June 2014, two asset classes — commodities and currencies — were added to the trend strategy within the Macro Hedge Fund Sub-Strategy employed by the Fund. The trend strategy trades across commodities, currencies, equities, government bonds and short-term interest rate contracts, bringing the overall number of instruments traded within the strategy to more than 90. Toward the end of August 2014, we introduced to the Fund’s portfolio single-name stocks in which hedge funds had large investments according to 13F filings with the SEC. There were no other major changes made in the Fund’s investment strategy during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a 47% allocation to the Equity Long/Short Hedge Fund Sub-Strategy, 23% to the Macro Hedge Fund Sub-Strategy, 19% to the Relative Value Hedge Fund Sub-Strategy and 11% to the Event Driven Hedge Fund Sub-Strategy.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Alex Chung became a portfolio manager of the Fund in April 2014. Alex continues to focus on the responsibilities he has held since joining the portfolio management team in 2009, which include research and management.

Q	What is the Fund’s tactical view and strategy going forward?

A	In the coming months, we intend to remain focused on the Fund’s investment objective of seeking to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. We understand that the hedge fund industry is dynamic, and to keep pace, we seek to understand trends in the hedge fund industry by digesting information from a number of sources, including hedge fund return databases, prime brokerage reports, hedge fund consultants, regulatory filings and other public sources. Additionally, we emphasize ongoing research and continued process and model enhancement, which we can implement through our scalable, robust technological platform.

FUND BASICS

Absolute Return Tracker Fund

as of December 31, 2014

PERFORMANCE REVIEW
January 1, 2014– December 31, 2014	Fund Total Return (based on NAV)[1]	HFRX Global Hedge Fund Index[2]
Class A	2.61%	-0.58%
Class C	1.92	-0.58
Institutional	3.09	-0.58
Class IR	2.85	-0.58
Class R	2.42	-0.58

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	One Year	Five Years	Since Inception	Inception Date
Class A	-3.03%	1.13%	-0.61%	5/30/08
Class C	-0.10	1.53	-0.50	5/30/08
Institutional	3.09	2.69	0.65	5/30/08
Class IR	2.85	2.52	0.49	5/30/08
Class R	2.42	2.02	-0.01	5/30/08

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.16%	1.68%
Class C	1.91	2.43
Institutional	0.76	1.28
Class IR	0.91	1.43
Class R	1.41	1.93

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information Section of the Schedule of Investments.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Performance Summary

December 31, 2014

The following graph shows the value as of December 31, 2014, of a $10,000 investment made on May 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the HFRX Global Hedge Fund Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Absolute Return Tracker Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 30, 2008 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Since Inception
Class A (Commenced May 30, 2008)
Excluding sales charges	2.61%	2.29%	0.24%
Including sales charges	-3.03%	1.13%	-0.61%

Class C (Commenced May 30, 2008)
Excluding contingent deferred sales charges	1.92%	1.53%	-0.50%
Including contingent deferred sales charges	-0.10%	1.53%	-0.50%

Institutional (Commenced May 30, 2008)	3.09%	2.69%	0.65%

Class IR (Commenced May 30, 2008)	2.85%	2.52%	0.49%

Class R (Commenced May 30, 2008)	2.42%	2.02%	-0.01%

GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

The Goldman Sachs Commodity Strategy Fund primarily gains exposure to the performance of the commodity markets through investment in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked swaps (which may include total return swaps), as well as other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

The Fund implements enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments /municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A Commodity Fund that:

■	Provides exposure to the commodity markets without direct investment in physical commodities

■	Utilizes commodity-linked swaps that provide economic exposure to movements in commodity prices

PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Commodity Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -31.03%, -31.32%, -30.62%, -30.80% and -31.00%, respectively. These returns compare to the -33.06% average annual total return of the Fund’s benchmark, the S&P GSCI® (Goldman Sachs Commodity Index) (Gross, USD, Unhedged) (the “S&P GSCI®”), during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets, as measured by the S&P GSCI®, struggled significantly during the Reporting Period overall, due in no small part to the energy sector which was the worst performing subsector in the S&P GSCI® during the Reporting Period.

Global crude oil prices fell dramatically in the latter half of 2014. The precipitous decline was driven by two major factors — supply surprises and weak demand. On the supply side, Libyan production increased to a peak of approximately 850,000 barrels/day from 200,000 barrels/day, despite continued violence and civil war. Also, North American shale production growth increased at a faster than anticipated rate. Finally, OPEC declared in late November 2014 that it would no longer act as the marginal producer and would not cut supply to support prices. (A marginal producer is a company or country that produces a small amount of a product with high production costs.) At the same time, global demand for crude oil weakened, especially in Europe and China. West Texas Intermediate (“WTI”) crude oil returned -42.56%, and Brent crude oil returned -48.07%, as measured by the S&P GSCI®.

Q	Which commodity subsectors were weakest during the Reporting Period?

A	For the Reporting Period overall, all commodity subsectors, as measured by the S&P GSCI®, posted negative returns during the Reporting Period, with the single exception of livestock. As mentioned, the energy component of the S&P GSCI® was the worst performer, down 44.06%. In addition to the supply/demand issues plaguing crude oil prices, natural gas also performed poorly due to tremendous U.S. production growth replenishing inventories after last year’s harsh winter and the expectation of inventories to be higher year-over-year at the close of the 2014-15 winter.

Agriculture was also down, due mostly to grains. Record yields in the United States driven by favorable conditions, added to an already abundant inventory. The S&P GSCI® Agriculture Index declined 10.73% for the Reporting Period.

Industrial metals declined overall, as growth in the Chinese economy, the world’s largest consumer of metals, slowed. The S&P GSCI® Industrial Metals Index was down 7.44% for the Reporting Period.

The precious metals subsector of the S&P GSCI® fell 4.11%. Both gold and silver prices declined due primarily to a strengthening U.S. dollar, in which they are denominated. Generally weak physical demand globally, particularly out of India, and the expectation of rising interest rates in the United States, which tends to reduce the appeal of gold, also contributed to the precious metals’ price declines. Some bullish forces did help support prices at certain times during the Reporting Period — such as turmoil in the Middle East and global accommodative monetary policy outside of the United States — but these forces were not enough to overcome the downward pressures.

PORTFOLIO RESULTS

Q	Which commodity subsectors were strongest during the Reporting Period?

A	The S&P GSCI® Livestock Index returned 14.22% during the Reporting Period, the only subsector of the S&P GSCI® to post a positive return. Livestock was up on the year due to the impact of Porcine Epidemic Diarrhea (“PED”) spreading through the United States, increasing piglet mortality and leading to lower domestic pork production. Despite reports of a potential vaccine, PED concerns persisted throughout the Reporting Period. Also, the U.S. cattle market was still recovering from the forced herd loss during the 2012 drought.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund generated negative absolute returns but results that outperformed the S&P GSCI®. The Fund extensively employed deferred positioning along the futures curves across the commodities markets in 2014, successfully exploiting more persistent contango found at the front of the futures curves, where the S&P GSCI® sits, in a broadly negative year for commodities. (Contango is defined as a common market condition in which futures prices get progressively higher in the distant delivery months, often reflecting carrying costs. In other words, the nearby contract is trading at a lower price than the futures contract, such that one is rolling each month at a higher price.) In short, our enhanced roll-timing strategies via exposure to commodity index-linked swaps contributed positively to returns during the Reporting Period. Our enhanced cash management strategy added value during the Reporting Period as well.

Q	How did the Fund’s enhanced roll-timing strategies impact performance during the Reporting Period?

A	Our enhanced roll-timing strategies contributed positively to the Fund’s performance via exposure to commodity index-linked swaps. We employ an approach whereby we do not take active views on individual commodities but rather gain Fund exposure to commodities through investments whose performance is linked to commodity indices.

We often implement commodity roll-timing strategies by deviating from the S&P GSCI® roll convention, which typically calls for rolling forward exposure at the front, or near-month, end of the futures curve on a monthly basis. The roll occurs during business days 5 through 9. To the extent our team believes fundamental or technical developments will impact the futures roll-timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the S&P GSCI® roll. Roll-timing strategies employed may include 1) alternative roll date modifications, which avoid the market impact of plain vanilla S&P GSCI® rolls during business days 5 to 9; 2) forward exposure roll modifications, which avoid the market impact of plain vanilla S&P GSCI® rolls and move exposure out the curve to mitigate the returns impact often associated with persistent contango; and 3) seasonal roll modifications, which take advantage of seasonal relationships in commodity markets to increase returns. During most of the Reporting Period, we employed a forward roll-timing strategy that rolled commodity exposures underlying the S&P GSCI® a few months out on the futures curve instead of rolling at the very front of the futures curve.

Our six-month deferred positioning across the commodities curves later in the Reporting Period was the primary contributor to relative results. In particular, the Fund’s deferred positions within energy outperformed the S&P GSCI® exposure to the front-month, as strong production growth in North American shale contributed to a large supply of crude oil and natural gas. Global crude oil prices, as discussed earlier, were also hit during the Reporting Period by surprise production increases out of Libya despite a civil war and generally weak global demand.

Q	How did you implement the Fund’s enhanced cash management strategy?

A	In addition to seeking value through management of the commodities portion of the Fund’s portfolio, we also attempt to add a modest amount of excess return through thoughtful management of collateral held in the Fund. The cash portion of the Fund’s portfolio is typically allocated to high-grade collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities and short-term fixed income instruments. During the Reporting Period, we favored high quality government and agency securities for the Fund’s collateral allocation.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned earlier in some detail, the Fund used commodity index-linked total return swaps in implementing our enhanced roll-timing strategies in order to gain exposure to the commodities markets. In implementing our enhanced cash management strategy, the Fund used futures, interest rate swaps and forward sales contracts, which are agency mortgage-backed derivatives used in purchasing a future issuance of agency mortgage-backed securities.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	The Fund continued to hold exposure to the commodities markets primarily in the form of swaps linked to the S&P GSCI®. In the beginning of the Reporting Period, the Fund held exposure to customized swaps on the S&P GSCI®. Specifically, the Fund was positioned three months forward in the futures curves of WTI crude oil, natural gas and the grains (corn, soybeans and wheat), with the rest of the commodities in the same contract month as the S&P GSCI®.

We then used customized swaps on the S&P GSCI® to move the Fund’s positioning to where all commodities in the S&P GSCI® were three months deferred, with the exception of Brent crude oil, Reformulated Gasoline Blendstock for Oxygen Blending (“RBOB”), gasoline and natural gas, which were in the same contract month as the S&P GSCI®.

In April 2014, the Fund repositioned again by being one month forward in the futures curve across all commodities held in the S&P GSCI® via customized swaps on the S&P GSCI®.

In August 2014, the Fund repositioned again by being six months forward in the futures curve across all commodities held in the S&P GSCI® via customized swaps on the S&P GSCI®.

In October 2014, the Fund reduced its six months forward exposure in the futures curve to 50% across all commodities held in the S&P GSCI® via customized swaps on the S&P GSCI®.

In November 2014, the Fund repositioned again by being fully six months forward in the futures curve across all commodities held in the S&P GSCI® via customized swaps on the S&P GSCI®.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund’s positioning was deferred out six months across the stack of commodities curves. As described earlier, the Fund held exposure to the commodities underlying the S&P GSCI® through customized swaps in the Subsidiary and held no deferred commodity exposure at the end of the Reporting Period. (The Subsidiary has the same objective as the Fund but unlike the Fund may invest without limitation in commodity index-linked securities, such as swaps and futures, that provide exposure to the performance of the commodity markets.)

The cash portion of the Fund’s portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, Steve Lucas, head of Commodities portfolio management, left the firm. Michael Johnson became head of Commodities portfolio management. Michael has been with the firm for 12 years and has been working side by side with Steve on the Commodities strategies since the inception of active commodity strategies in 2005. Michael will continue to work with the current commodity portfolio managers, including John Calvaruso (12 years in the firm) and Ayesha Parra (seven years in the firm), as well as leverage the broad macro resources of the Fixed Income team, including the credit, emerging market and country teams. The members of the Commodities portfolio management team will now report to Michael, who, in turn, will report to Sam Finkelstein, head of Macro Strategies within the broader Global Fixed Income team. Our Global Fixed Income team and our active commodity strategies continue to be led by Jonathan Bienner, Chief Investment Officer and co-head of Global Fixed Income, and Andrew Wilson, co-head of Global Fixed Income. Also, effective June 16, 2014, Ray Lim joined the Commodities portfolio management team as a portfolio manager. Ray has been with the firm since 2011 working in the product management team for the Commodities strategy. Prior to joining the firm, Ray spent three years at Pacific Investment Management Company (“PIMCO”) with a focus on fixed income investments.

PORTFOLIO RESULTS

Q	What is the Fund’s view and strategy going forward?

A	At the end of the Reporting Period, we held a bearish view toward commodities in general for the near term but were more optimistic for the longer term. During 2014, a finely-balanced crude oil market — in terms of supply and demand — moved into surplus because of both supply and demand surprises. Crude oil prices reacted to this new regime by falling. We expect a new, higher volatility regime to replace the earlier, lower volatility in prices, which featured Saudi Arabia as a shock absorber and balancing global factor. In our view, shale oil is the new balancing power, and we expect oil prices to eventually stabilize around a price that reflects shale’s marginal cost of production. Agricultural prices have also been on a downward trajectory on the back of a strong U.S. harvest, buoyed by better than anticipated weather. This good weather led to inventories that we believe will likely take a prolonged time to work out.

FUND BASICS

Commodity Strategy Fund

as of December 31, 2014

PERFORMANCE REVIEW
January 1, 2014– December 31, 2014	Fund Total Return (based on NAV)[1]	S&P GSCI[2]
Class A	-31.03%	-33.06%
Class C	-31.32	-33.06
Institutional	-30.62	-33.06
Class IR	-30.80	-33.06
Class R	-31.00	-33.06

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P GSCI is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the S&P GSCI on the basis of liquidity and are weighted by their respective world production quantities. The figures for the S&P GSCI do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	One Year	Five Years	Since Inception	Inception Date
Class A	-34.18%	-7.26%	-8.40%	3/30/07
Class C	-32.01	-7.06	-8.53	3/30/07
Institutional	-30.62	-6.10	-7.57	3/30/07
Class IR	-30.80	-6.18	-10.39	11/30/07
Class R	-31.00	-6.61	-10.82	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.97%	1.10%
Class C	1.72	1.85
Institutional	0.63	0.76
Class IR	0.72	0.85
Class R	1.22	1.35

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[6]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Performance Summary

December 31, 2014

The following graph shows the value as of December 31, 2014, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P GSCI® Total Return Index (with dividends reinvested) (“S&P GSCI Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Commodity Strategy Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 30, 2007 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Since Inception
Class A (Commenced March 30, 2007)
Excluding sales charges	-31.03%	-6.40%	-7.86%
Including sales charges	-34.18%	-7.26%	-8.40%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	-31.32%	-7.06%	-8.53%
Including contingent deferred sales charges	-32.01%	-7.06%	-8.53%

Institutional (Commenced March 30, 2007)	-30.62%	-6.10%	-7.57%

Class IR (Commenced November 30, 2007)	-30.80%	-6.18%	-10.39%

Class R (Commenced November 30, 2007)	-31.00%	-6.61%	-10.82%

PORTFOLIO RESULTS

Goldman Sachs Dynamic Allocation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Dynamic Allocation Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 2.19%, 1.29%, 2.61%, 2.33% and 1.85%, respectively. These returns compare to the 0.10% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (the “LIBOR 1-Month Index”). The Dynamic Allocation Fund Composite Index, comprised 60% of the MSCI All Country World Index Investable Market Index (net, USD, unhedged) (“MSCI ACWI IMI”) and 40% of the Barclays Global Aggregate Bond Index (USD, hedged) (“Barclays Bond Index”), returned 5.41% during the same period. The MSCI ACWI IMI and Barclays Bond Index posted average annual total returns of 3.84% and 7.59%, respectively, during the same period.

The Fund’s overall annualized volatility was 6.35% during the Reporting Period, while the overall annualized volatility of the S&P® 500 Index during the same time period was 11.24%.

Q	What were the primary contributors to and detractors from the Fund’s performance based on your team’s asset allocation decisions during the Reporting Period?

A	The Fund seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), stocks, futures, swaps, structured notes and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. Our team manages the Fund dynamically by changing its allocations to these asset classes based on our tactical views and in response to changing market conditions. Our team uses a disciplined, rigorous and quantitative approach, in combination with a qualitative overlay, in allocation to and within the asset classes in which the Fund invests. Allocations are adjusted within the Fund at least monthly based on continuous analysis to help determine which investments are relatively attractive and provide the best opportunities for growth in any given period of time. Since the markets represented by each investment are constantly changing, so are the Fund’s allocations.

Overall, the Fund’s asset allocation decisions contributed positively to returns during the Reporting Period. The Fund’s allocations to U.S. large-cap equities, U.K. fixed income, U.S. fixed income and Canadian equities contributed most to its performance. These positive contributors were only partially offset by allocations to commodities, emerging market debt, which detracted, as these asset classes retreated during the Reporting Period. The commodities asset class declined primarily due to the precipitous slump in oil prices during the second half of the Reporting Period.

Q	How did the Goldman Sachs Market Sentiment Indicator factor into risk allocation decisions that were made during the Reporting Period?

A	The Goldman Sachs Market Sentiment Indicator (“MSI”) is a proprietary tool that analyzes how the markets will potentially respond to future global changes in financial, economic and sociopolitical events. With the help of the MSI, the Fund seeks to mitigate risk in unstable markets by reducing volatility.

PORTFOLIO RESULTS

In January 2014, when equity markets sold off and volatility in global markets rose, the MSI detected heightened levels of overall market distress, leading us to pull back on the Fund’s overall volatility levels such that the Fund’s overall risk target at the end of January 2014 was approximately 13% lower than at the start of the year. As risky assets began to generate stronger returns, the MSI retreated to normal levels by the middle of February and remained at benign levels through mid-October 2014, resulting in the Fund running at its full-risk target. In mid-October 2014, as most risky assets sold off and volatility in global markets spiked, the MSI detected heightened levels of overall market distress, leading us to de-risk the Fund. The MSI retreated to normal levels by the end of October 2014 and remained at benign levels until mid-December 2014 when turmoil in the Russian economy and declining oil prices reverberated across global markets. The Fund ended the Reporting Period slightly below its full-risk target.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in futures and credit default swaps to achieve exposure to equities (both in U.S. and non-U.S. companies) and fixed income (U.S. and non-U.S., investment grade and high yield) during the Reporting Period. The Fund also used commodity index-linked structured notes to gain exposure to commodities. We used foreign exchange currency forward contracts for hedging purposes, i.e. to neutralize the current impact of holding individual Japanese stocks selected based on value and quality factors.

Q	What changes did you make within the Fund during the Reporting Period?

A	As indicated earlier, in January 2014, when the MSI spiked and prompted an intra-month rebalance, the Fund reduced exposure to risky assets overall, particularly across allocations to U.S. and non-U.S. equities and to commodities, as these asset classes exhibited poor momentum and heightened risk. By the end of February 2014, as volatility receded, the Fund increased exposure to non-U.S. equities as a result of strong momentum. As equity market volatility continued to recede through mid-October 2014, the Fund increased exposure to risky assets that exhibited positive momentum. In mid-October 2014, when the MSI spiked and prompted an intra-month rebalance, the Fund lowered exposure to risky assets overall. Commodities were the most volatile asset class of the Reporting Period, with oil prices reaching 5 1⁄2 year lows and declining more than 46% during 2014.

Throughout the Reporting Period, the Fund decreased its overall risk exposure, with the greatest reductions coming from U.S. small-cap equities, credit and commodities. During the Reporting Period as a whole, the Fund increased its exposure to German and Swedish equities as well as to German fixed income.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s asset allocation view and strategy for the months ahead?

A	At the end of December 2014, due to year-end market turbulence, the Fund had decreased exposure to credit, fixed income, commodities, TIPS and U.S. equities. The Fund held the majority of its exposure in global equities. The Fund had a modest exposure to fixed income and a minimal exposure across credit and commodities at the end of the Reporting Period.

We continue to believe the Fund’s dynamic allocation approach is important because it can adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to mitigate risk when the markets become unstable. There is no guarantee that the Fund’s dynamic management strategy will cause it to achieve its investment objective.

FUND BASICS

Dynamic Allocation Fund

as of December 31, 2014

PERFORMANCE REVIEW
January 1, 2014– December 31, 2014	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch USD LIBOR 1-Month Index[2]	MSCI All Country World Index Investable Market Index[3]	Barclays Global Aggregate Bond Index[4]	Dynamic Allocation Fund Composite Index[5]
Class A	2.19%	0.10%	3.84%	7.59%	5.41%
Class C	1.29	0.10	3.84	7.59	5.41
Institutional	2.61	0.10	3.84	7.59	5.41
Class IR	2.33	0.10	3.84	7.59	5.41
Class R	1.85	0.10	3.84	7.59	5.41

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch US Dollar 1-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI IMI Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays Global Aggregate Bond Index (“Barclays Bond Index”) provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The Dynamic Allocation Fund Composite Index is comprised 60% of the MSCI ACWI IMI Index and 40% of the Barclays Bond Index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 12/31/14	One Year	Since Inception	Inception Date
Class A	-3.40%	2.91%	1/5/10
Class C	0.28	3.30	1/5/10
Institutional	2.61	4.50	1/5/10
Class IR	2.33	4.33	1/5/10
Class R	1.85	3.81	1/5/10

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.36%	1.67%
Class C	2.11	2.42
Institutional	0.96	1.27
Class IR	1.11	1.42
Class R	1.61	1.92

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND SECTOR ALLOCATIONS[8]

[8]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Performance Summary

December 31, 2014

The following graph shows the value as of December 31, 2014, of a $10,000 investment made on January 5, 2010 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (LUS1) (the “LIBOR 1-Month Index”), Barclays Global Aggregate Bond Index (USD, hedged) (“Barclays Bond Index”), and the MSCI All Country World Index Investable Market (net, unhedged) (“MSCI ACWI IMI”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Dynamic Allocation Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 5, 2010 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Since Inception
Class A (Commenced January 5, 2010)
Excluding sales charges	2.19%	4.08%
Including sales charges	-3.40%	2.91%

Class C (Commenced January 5, 2010)
Excluding contingent deferred sales charges	1.29%	3.30%
Including contingent deferred sales charges	0.28%	3.30%

Institutional (Commenced January 5, 2010)	2.61%	4.50%

Class IR (Commenced January 5, 2010)	2.33%	4.33%

Class R (Commenced January 5, 2010)	1.85%	3.81%

PORTFOLIO RESULTS

Goldman Sachs Dynamic Commodity Strategy Fund

Investment Objective

The Fund seeks long-term capital total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Dynamic Commodity Strategy Fund’s (the “Fund”) performance and positioning for the period from its inception on April 30, 2014 through December 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -21.40%, -21.80%, -21.20%, -21.30% and -21.60%, respectively. These returns compare to the -24.27% cumulative total return of the Fund’s benchmark, the Bloomberg Commodity Index Total Return® (the “Commodity Index”) during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets, as measured by the Commodity Index, struggled significantly during the Reporting Period overall, posting a return of -24.27%. By comparison, the S&P 500® Index and the U.S. Dollar Index were up 10.85% and 13.58%, respectively, over the same period.

During the Reporting Period, the energy component was the worst performing subsector in the Commodity Index, returning -43.48%. Global crude oil prices fell dramatically in the latter half of 2014. The precipitous decline was driven by two major factors — supply surprises and weak demand. On the supply side, Libyan production increased to a peak of 850,000 barrels/day from 200,000 barrels/day, despite continued violence and civil war. Also, U.S. shale and Canadian oil sands production growth increased at a faster than anticipated rate. Finally, Organization of the Petroleum Exporting Countries (“OPEC”) signaled in November 2014 that it would not bear the burden of adjusting supply on its own to support prices. At the same time, global demand for crude oil weakened in Europe, China and Japan. Brent crude oil and West Texas Intermediate (“WTI”) returned -46.82% and -43.76%, respectively, as measured by the Commodity Index. Natural gas returned -43.54%, as strong growth in U.S. production and mild summer weather helped replenish inventories faster than expected following a particularly harsh winter.

The agriculture subsector of the Commodity Index declined 24.71%, driven largely by grains. Corn, wheat and soybeans returned -27.73%, -23.19% and -21.02%, respectively, on the back of a record U.S. harvest and bountiful inventories.

The precious metals subsector of the Commodity Index returned -11.42%, driven largely by a strengthening U.S. dollar. Gold in particular was caught in a tug of war between bullish forces, such as risk-averse investor sentiment, physical demand from emerging markets and the potential for more accommodative monetary policies in Europe and Japan, and bearish forces, including the withdrawal of monetary accommodation by the Federal Reserve (the “Fed”), as the U.S. economy strengthens. Gold and silver returned -8.80% and -19.34%, respectively during the Reporting Period.

The industrial metals subsector of the Commodity Index returned -5.26%, as a slowdown in China’s economy, the largest consumer of industrial metals, had a negative effect alongside previous years of high levels of capital investment by producers. Nickel, copper, zinc and aluminum returned -18.39%, -6.85%, +4.88% and -0.28%, respectively during the Reporting Period.

The livestock subsector of the Commodity Index returned -2.60% during the Reporting Period, with wide dispersion of performance within the subsector. Live cattle were up 14.15%, but lean hogs returned -24.71%.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund is a long-only, actively managed fund that seeks to generate alpha, or added value, principally through

PORTFOLIO RESULTS

overweight and underweight positioning in individual commodities relative to the Commodity Index. In addition, the Fund’s portfolio may be positioned on commodity curves at different nodes, or segments, from the Commodity Index, and it may include allocations to out-of-benchmark commodities, all with the intention of capturing active returns in excess of the Commodity Index. As such, we believe this strategy provides an efficient way to gain broad commodity exposure in a long-only, unlevered and actively managed portfolio by combining beta, or market, exposure with our ability to implement views on individual commodities and sectors.

During the Reporting Period, the Fund generated returns that disappointed on an absolute basis but that outperformed the Commodity Index. Our overweight and underweight positioning in individual commodities relative to the Commodity Index contributed positively to results during the Reporting Period. Also, the Fund invests a portion of its cash collateral in the Goldman Sachs Financial Square Government Fund — a high quality money market portfolio that comprises U.S. government and U.S. Treasury securities, including bills, bonds, notes and repurchase agreements.

Q	Which positions contributed most positively to the Fund’s performance during the Reporting Period?

A	An underweight position in grains relative to the Commodity Index contributed positively to the Fund’s performance during the Reporting Period. In particular, underweighted positions in soybeans, corn and wheat helped, as prices of these commodities declined significantly. Record yields in the United States, driven by favorable weather conditions, added to an already abundant inventory.

The Fund’s underweight position in natural gas also boosted the Fund’s relative performance during the Reporting Period. Natural gas prices declined due to tremendous production growth replenishing inventories after last year’s harsh winter and the expectation of inventories to be higher year-over-year at the close of the 2014-15 winter.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	The Fund’s out-of-benchmark exposure to palladium and platinum versus underweighted positions in gold and silver within the precious metals subsector detracted from the Fund’s relative results. Platinum and palladium prices weakened during the Reporting Period, although they were up on the 2014 calendar year, because of larger than expected above-ground inventories, correlation with gold prices and, since September 2014, relief to South African producers from a weakening rand. Additionally, European manufacturing data came in weak in September 2014, reducing automobile sector demand expectations.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund seeks to maintain substantial economic exposure to the performance of the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) and in commodity index-linked notes. The Subsidiary primarily obtains its commodity exposure investing in commodity-linked derivative instruments, including total return swaps. The Subsidiary also invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	The Fund was overweight gasoline going into the seasonally strong demand of the summer driving season, but we reduced that position as crude oil prices, and along with them, petroleum product prices, began to decline on a global oversupply. Within the Fund’s platinum and palladium exposure, we shifted its overweight from a focus on platinum to a heavier emphasis on palladium after a comparatively larger sell-off in palladium in September 2014.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

During the Reporting Period, Steve Lucas, head of Commodities portfolio management, left the firm. Michael Johnson became head of Commodities portfolio management. Michael has been with the firm for 12 years and has been working side by side with Steve on the Commodities strategies since the inception of active commodity strategies in 2005. Michael will continue to work with the current commodity portfolio managers, including John Calvaruso (12 years in the firm) and Ayesha Parra (seven years in the firm), as well as leverage the broad macro resources of the Fixed Income team, including the credit, emerging market and country teams. The members of the Commodities portfolio management team will now report to Michael, who, in turn, will report to Sam Finkelstein, head of Macro Strategies within the broader Global Fixed Income

PORTFOLIO RESULTS

team. Our Global Fixed Income team and our active commodity strategies continue to be led by Jonathan Bienner, Chief Investment Officer and co-head of Global Fixed Income, and Andrew Wilson, co-head of Global Fixed Income. Also, effective June 16, 2014, Ray Lim joined the Commodities portfolio management team as a portfolio manager. Ray has been with the firm since 2011 working in the product management team for the Commodities strategy. Prior to joining the firm, Ray spent three years at PIMCO with a focus on fixed income investments.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight relative to the Commodity Index in the crude oil curves by holding a forward position on the futures curves. The Fund was also underweight grains relative to the Commodity Index. In the precious metals subsector, the Fund held exposure to platinum and palladium versus an underweight in gold and silver. The Fund was rather neutrally weighted relative to the Commodity Index in the industrial metals subsector at the end of the Reporting Period.

Q	What is the Fund’s view and strategy going forward?

A	At the end of the Reporting Period, we held a bearish view toward commodities in general for the near term but were more optimistic for the longer term. During 2014, a finely-balanced crude oil market — in terms of supply and demand — moved into surplus because of both supply and demand surprises. Crude oil prices reacted to this new regime by falling. We expect a new, higher volatility regime to replace the earlier, lower volatility in prices, which featured Saudi Arabia as a shock absorber and balancing global factor. In our view, shale oil is the new balancing power, and we expect oil prices to eventually stabilize around a price that reflects shale’s marginal cost of production. Agricultural prices have also been on a downward trajectory on the back of a strong U.S. harvest, buoyed by better than anticipated weather. This good weather led to inventories that we believe will likely take a prolonged time to work out.

FUND BASICS

Dynamic Commodity Strategy Fund

as of December 31, 2014

PERFORMANCE REVIEW
April 30, 2014–December 31, 2014	Fund Total Return (based on NAV)[1]	Bloomberg Commodity Index Total Return[2]
Class A	-21.40%	-24.27%
Class C	-21.80	-24.27
Institutional	-21.20	-24.27
Class IR	-21.30	-24.27
Class R	-21.60	-24.27

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Dow Jones-UBS Commodity Index (DJ-UBS) is designed to be a highly liquid and diversified benchmark for the commodity futures market. It is rules based and composed of futures contracts on physical commodities. The index is unhedged and expressed in USD. The DJ-UBS is reweighted and rebalanced each year in January on a price-percentage basis. Rebalancing and reweighting means that, in general, the index may reallocate out of commodities that have appreciated in value and into commodities that have underperformed. To the extent that commodity markets exhibit mean-reverting characteristics over time, this approach may help enhance performance. All Dow Jones UBS Commodity Indices were rebranded from Dow Jones AIG Indices effective May 06, 2009. Effective July 1, 2014, the Dow Jones-UBS Commodity Index Total Return was renamed the Bloomberg Commodity Index Total Return.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	Since Inception	Inception Date
Class A	-24.93%	4/30/14
Class C	-22.58	4/30/14
Institutional	-21.20	4/30/14
Class IR	-21.30	4/30/14
Class R	-21.60	4/30/14

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	2.04%
Class C	1.94	2.79
Institutional	0.85	1.70
Class IR	0.94	1.79
Class R	1.44	2.29

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND SECTOR ALLOCATIONS

As of December 31, 2014, the Fund has an investment in an investment company of approximately 86.1% of net assets. The Fund is actively managed and, as such, its composition may differ over time. This allocation may not sum to 100% due to the exclusion of other assets and liabilities. The allocation depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS DYNAMIC COMMODITY STRATEGY FUND

Performance Summary

December 31, 2014

The following graph shows the value as of December 31, 2014, of a $10,000 investment made on April 30, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Commodity Index Total Return is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Dynamic Commodity Strategy Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 30, 2014 through December 31, 2014.

Cumulative Total Return through December 31, 2014	Since Inception
Class A (Commenced April 30, 2014)
Excluding sales charges	-21.40%
Including sales charges	-24.93%

Class C (Commenced April 30, 2014)
Excluding contingent deferred sales charges	-21.80%
Including contingent deferred sales charges	-22.58%

Institutional (Commenced April 30, 2014)	-21.20%

Class IR (Commenced April 30, 2014)	-21.30%

Class R (Commenced April 30, 2014)	-21.60%

PORTFOLIO RESULTS

Goldman Sachs Managed Futures Strategy Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Managed Futures Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -2.75%, -3.50%, -2.43%, -2.54% and -3.06%, respectively. These returns compare to the 0.10% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (the “LIBOR 1-Month Index”), during the same time period.

The Fund’s overall annualized volatility was 6.94% during the Reporting Period, while the overall annualized volatility of the S&P® 500 Index during the same time period was 11.33%.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

Negative Fund performance for the Reporting Period overall can be attributed primarily to January and October 2014, but was partially offset by positive performance in August and November 2014.

The primary detractors from Fund performance were positions in developed market equities and event-driven strategies.

Within the Fund’s developed market equity exposure, long positions in European stocks, including those of the U.K., Germany and France, detracted most significantly from returns. European equities suffered poor performance in 2014 on the back of persistent European macroeconomic concerns, including the potential for deflation in the Eurozone and uncertainty over Greece’s future status in the European Union. However, such detractors were partially offset by positive contributions to returns from long positions in U.S. equities. The United States showed positive macroeconomic growth in 2014, with a declining unemployment rate, strong Gross Domestic Product (“GDP”) growth and an appreciating currency.

Within the Fund’s event-driven strategies, the primary detractor from returns was its U.S. fixed income position. However, this was partially offset by the positive contributions to returns from positions in U.S. equities within the Fund’s event-driven strategies.

Overall, short positions in emerging and developed market currencies contributed positively to Fund performance, as the U.S. dollar appreciated during the Reporting Period relative to many other currencies. In emerging markets, short positions in the Czech koruna, Russian ruble and Chilean peso contributed most positively. In developed markets, short positions in the Norwegian krone, Swedish krona and Japanese yen contributed most positively to returns. The broad trend of the U.S. dollar appreciating relative to many other currencies was primarily driven by monetary policy globally. The announcement of a quantitative easing program in Japan and the potential for such a policy in the European Union caused depreciation across those regions’ currencies. Furthermore, the U.S. dollar appreciated, as strong U.S. macroeconomic growth in 2014 supported the thesis that the U.S. Federal Reserve (the “Fed”) is likely to raise short-term interest rates in 2015.

PORTFOLIO RESULTS

The Fund’s commodities positions as a whole contributed positively to its performance during the Reporting Period. Specifically, the Fund’s short position in petroleum during the Reporting Period capitalized on the decline in oil prices and contributed significantly to returns. During 2014, petroleum prices declined dramatically, as the production of American shale oil increased, and demand remained lackluster across the developed world, primarily due to macroeconomic weakness in the Eurozone.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used derivatives, including futures, swaps and forwards, to implement long and short positions. The Fund invested in futures and currency forwards to achieve exposure to equities (both in U.S. and non-U.S. companies) and currencies (U.S. and non-U.S. currencies), respectively. The Fund used interest rate swaps and currency forwards to achieve exposure to fixed income. We used sector-based commodity-linked structured notes as a means of expressing momentum/ trend views on various commodity assets.

Q	What changes did you make within the Fund during the Reporting Period?

A	In early 2014, the Fund was net long a broad basket of international developed market equities and also net long in U.S. equity markets. The Fund had a smaller exposure to emerging market equities. The Fund had little exposure to international developed market currencies and was net short emerging market currencies. The Fund was net short fixed income, primarily through net short positions in medium-term U.K. and U.S. fixed income. The Fund also began the year with a small net long exposure to commodities.

In the middle two quarters of 2014, the Fund remained net long a broad basket of international developed market equities and also net long in U.S. equity markets. However, the Fund increased its exposure to emerging market equities in mid-2014. The Fund maintained its low exposure to international developed market currencies but transitioned from net short to net long in emerging market currencies. The Fund reduced its net short position in fixed income through mid-2014 and entered the fourth calendar quarter with little net exposure to fixed income. The Fund maintained its small net long exposure to commodities through mid-2014.

In the latter months of 2014, the Fund reduced its net long exposure to international developed equities, while broadly maintaining its exposure to U.S. equity markets. The Fund also slightly reduced its exposure to emerging market equities. In fixed income, the Fund broadly increased its exposure to short-term and medium-term U.S. and international developed market debt. The Fund also took a net short position in international developed currencies and reversed its net long position in emerging markets currencies to take on a net short position instead. Within commodities, the Fund held a net short position to a broad basket of commodities, with its largest net short positions in petroleum and grains, toward the end of 2014.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective October 2014, Steve Jeneste, Managing Direction and senior portfolio manager on the Quantitative Investment Strategies (“QIS”) Macro Alpha team, moved within the QIS business to join the QIS Customized Beta Strategies team. In his new role, Steve oversees the portfolio management of our macro and multi-asset class strategies within the QIS Customized Beta Strategies platform. All of Steve’s direct investment responsibilities within the QIS Macro Alpha team were performed within a co-lead or team leadership structure. Therefore, there has been no interruption in day-to-day investment decision-making in any portfolio. His primary research and portfolio responsibilities were absorbed by James Park, Managing Director and senior portfolio manager on the QIS Macro Alpha team. In accordance with this move, Steve was removed as a named portfolio manager for the Fund and replaced by James Park. James brings a wealth of experience in the Macro Alpha space, having originally joined the QIS Macro Alpha team in 2004 and having already overseen much of the research involved in the Fund.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	Going into the start of 2015, we intend to continue to seek to identify price trends in various asset classes over short-, medium- and long-term horizons via a proprietary investment model. Upon identifying a trend in a given instrument or asset, the Fund will take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset is primarily related to the strength of the overall trend identified by the investment model. We continue to believe that the Fund’s trend-following strategy is important because it can adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to mitigate risk when the markets become unstable. There is no guarantee that the Fund’s trend-following strategy will cause it to achieve its investment objective.

FUND BASICS

Managed Futures Strategy Fund

as of December 31, 2014

PERFORMANCE REVIEW
January 1, 2014– December 31, 2014	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index[2]
Class A	-2.75%	0.10%
Class C	-3.50	0.10
Institutional	-2.43	0.10
Class IR	-2.54	0.10
Class R	-3.06	0.10

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	One Year	Since Inception	Inception Date
Class A	-8.06%	-2.78%	2/29/12
Class C	-4.46	-1.63	2/29/12
Institutional	-2.43	-0.48	2/29/12
Class IR	-2.54	-0.62	2/29/12
Class R	-3.06	-1.12	2/29/12

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.54%	2.62%
Class C	2.29	3.37
Institutional	1.14	2.22
Class IR	1.29	2.37
Class R	1.79	2.87

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Performance Summary

December 31, 2014

The following graph shows the value as of December 31, 2014, of a $10,000 investment made on February 29, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (LUS1) (the “LIBOR 1-Month Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Managed Futures Strategy Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 29, 2012 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Since Inception
Class A (Commenced February 29, 2012)
Excluding sales charges	-2.75%	-0.84%
Including sales charges	-8.06%	-2.78%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	-3.50%	-1.63%
Including contingent deferred sales charges	-4.46%	-1.63%

Institutional (Commenced February 29, 2012)	-2.43%	-0.48%

Class IR (Commenced February 29, 2012)	-2.54%	-0.62%

Class R (Commenced February 29, 2012)	-3.06%	-1.12%

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

What Differentiates the Goldman Sachs Real Estate Securities Investment Process?

The Goldman Sachs International Real Estate Securities and Real Estate Securities Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate industry companies, including REITs, on an international or domestic basis, respectively. REITs which offer daily liquidity have historically strong returns, low volatility and low correlation to traditional asset classes.

Buy high quality companies.

We seek to purchase those companies that combine attractive exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities that are trading at discounts to their intrinsic value.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:

Portfolio decisions are made by the entire team.

Continuous Scrutiny:

Market, industry and company developments are reviewed daily.

Fundamental Analysis:

Portfolio holdings are determined by the risk/reward characteristics of an issuer and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:

■	is a high quality portfolio that is strategically positioned for long-term growth potential

■	is a result of bottom-up stock selection with a focus on long-term investing

PORTFOLIO RESULTS

Goldman Sachs International Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs International Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 1.05%, 0.44%, 1.53% and 1.38%, respectively. These returns compare to the 3.22% average annual total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex-US Real Estate Index (gross, USD, unhedged with dividends reinvested) (the “Real Estate Index”) during the same period.

Q	What economic and market factors most influenced the international real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, underperformed the U.S. real estate securities market, as measured by the Wilshire Real Estate Securities Index (with dividends reinvested), by approximately 28 percentage points, but outperformed the broad international equity market, as measured by the MSCI EAFE® Index (net), by more than eight percentage points.

By region, real estate securities in the Pacific led returns for the Reporting Period, followed by Europe, each of which generated double-digit positive returns. Real estate securities in the emerging markets and the Asia ex-Pacific region were weakest, each posting negative returns. By country, the Australian real estate securities market led returns for the Reporting Period, followed by Hong Kong and the U.K. The Australian market performed well during the first quarter of 2014 as its equities overall were supported by an appreciating Australian dollar against the U.S. dollar. As the year progressed, the Australian market benefited from stable real estate occupancies, an improving housing market and investor expectations for increasingly accommodative monetary policy. Hong Kong was a prime beneficiary of a lower than expected U.S. long-term interest rate environment. Post some price discount, there was also a marked pick-up in primary and secondary home transaction volumes, which are an important share price driver for residential developers in Hong Kong. During the fourth quarter of 2014, the Hong Kong market benefited from a strengthening domestic economy and healthy tenant demand. The U.K. was a strong performer, as the market saw strength in the Central London markets, driven by investment demand for both office and residential properties. The U.K. market also benefited from robust tenant demand and the comparative resiliency of its domestic economy relative to continental Europe. China and Japan underperformed the Real Estate Index most. China lagged due primarily to investor concerns about the trajectory of its broader economy, credit quality, tighter financial conditions and a potentially weaker property market. Japan significantly underperformed the Real Estate Index early in 2014 following a disappointing fourth quarter of 2013 Gross Domestic Product (“GDP”) report, and as equity market participants waited to gauge the impact of the country’s consumption tax increase, which went into effect on April 1, 2014. As the year progressed, the Japanese market was adversely impacted by persistent uncertainty surrounding the strength of the country’s economic recovery.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund produced positive absolute returns but underperformed the Real Estate Index during the Reporting Period. Detracting most from the Fund’s relative results was stock selection in Singapore. Having exposure to Malaysia, which is not a component of the Real Estate Index and which significantly lagged the Real Estate Index, and having an underweighted allocation to the strongly performing real estate market of Hong Kong, also hurt. Partially offsetting these detractors was the positive contribution made by stock selection in Japan. Having exposure to India and Indonesia, which are not components of the Real Estate Index but which performed strongly during the Reporting Period, also boosted the Fund’s relative results.

PORTFOLIO RESULTS

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Japan-based Mitsubishi Estate was the top detractor from the Fund’s performance during the Reporting Period. Shares of Mitsubishi Estate weakened, as Marunouchi, the commercial district of Tokyo where the majority of the company’s office properties are located, experienced a significant increase in rent prices. Such higher rents led to investor concerns about tenant retention as well as prospects for future high quality tenants. Despite short-term weakness, and should the Japanese economy continue to gradually improve, we believed at the end of the Reporting Period that the company could be well positioned to take advantage of positive trends in both the Tokyo office and residential markets.

Tokyu Fudosan Holdings, a diversified Japanese real estate developer, was also a top detractor from the Fund’s results relative to the Real Estate Index during the Reporting Period. Its shares declined in the first quarter of 2014 due to investor concerns surrounding a deal in which Takashimaya, a Japanese department store operator, purchased a piece of Tokyu Fudosan Holdings’ stake in a large-scale commercial building, resulting in a one-time impairment loss for Tokyo Fudosan Holdings (Impairment occurs when a business asset suffers a depreciation in fair market value in excess of the book value of the asset on the business’s financial statements. Under the U.S. generally accepted accounting principles, or “GAAP”, assets that are considered “impaired” must be recognized as a loss on a business’s income statement. The technical definition of impairment loss is a decrease in net carrying value, or the acquisition cost minus depreciation, of an asset that is greater than the future undisclosed cash flow of the same asset.). We believe the market was overemphasizing short-term news flow. At the end of the Reporting Period, we maintained our view that Tokyu Fudosan Holdings may potentially benefit from a stronger financial position and could experience increased earnings power following its 2013 merger with Tokyu Community and Tokyu Livable.

Q	What were some of the Fund’s best-performing individual holdings?

A	During the Reporting Period, a position in Invincible Investment, a Japan-based real estate investment trust (“REIT”) that invests in residential and hotel properties, office buildings and parking lots, was a top contributor to the Fund’s relative returns. We initiated the Fund position in Invincible Investment during the Reporting Period through the company’s equity offering in July 2014, as we were positive on its newly-acquired portfolio of hotels. In particular, we were optimistic on its management team’s opportunity to drive significant income growth by improving the hotels’ operating margins and revenue per available room. Shares of Invincible Investment performed well following the equity offering, as it appeared that investors better recognized the business’s meaningful growth potential going forward. Additionally, the stock was positively impacted by improving market sentiment toward companies that could potentially benefit from the Japanese government’s initiatives to increase tourism.

Deutsche Wohnen, one of the largest residential landlords in Germany with a concentration in Berlin, was also a top contributor to performance. Investors responded positively to the company’s acquisition of GSW Immobilien, a residential landlord and competitor in Berlin. We believe this transaction should be accretive to Deutsche Wohnen’s earnings going forward. Also, at the end of the Reporting Period, we remained positive on the company’s future prospects with a potentially stronger market share in Berlin. The valuers of German residential property have historically been rather conservative in their valuations, leading to a wide gap between the valuation of Deutsche Wohnen’s balance sheet and what they achieve when they dispose of an asset in the open market. Thus, it appeared the market was expecting some catch-up in valuations at the full year 2014 revaluations, which also helped the stock’s performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Foreign currency forwards were used during the Reporting Period to hedge currency exposure associated with a Fund holding domiciled outside of the U.S.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchases already mentioned, we established a Fund position in Hongkong Land Holdings, an owner and operator of office and retail properties in Hong Kong. We initiated the Fund position in Hongkong Land Holdings given what we considered to be the company’s attractive valuation and substantial exposure to the Hong Kong office sector, which we believe may benefit from limited new supply and improving business trends. In addition, Hongkong Land Holdings was supported by substantial pricing power due to the strength of its assets. We were also positive on the company’s management team as well as its preeminent status in the industry, earned from more than a century of dedicated focus on real estate operations.

PORTFOLIO RESULTS

We initiated a Fund position in Global Logistics Properties, a logistics warehouse landlord and developer with facilities in China, Japan and Brazil. Given China’s growing demand for logistics facilities and the company’s success in forging strategic alliances with domestic tenants, we anticipate that Global Logistic Properties may be able to accelerate its capital redeployment plans. We believe this would be a positive catalyst for the company as it expands its footprint, and we are encouraged by the possibility for potential market share gains in the years ahead.

We sold the Fund’s position in Orix Jreit, a Japanese REIT that invests in offices, rental housing and hotels. We originally had initiated the position in Orix Jreit given our positive view of the company’s management team and its strategic plan to improve operational results and overall profitability. However, as our investment thesis played out and the stock’s valuation appreciated, we exited the position in favor of opportunities where we saw more attractive risk-adjusted return potential.

We exited the Fund’s position in Link Real Estate Investment Trust, a Hong Kong-based REIT that specializes in neighborhood shopping centers, because our price objective on the holding had been reached. The stock appreciated significantly due to strong earnings per share growth, driven by asset improvement and repositioning. While we continue to believe the REIT is a high quality company with shareholder-friendly management, we ultimately eliminated the position in favor of other names with what we considered to have greater upside potential.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to Australia increased relative to the Real Estate Index, and its exposure to continental Europe and Hong Kong decreased relative to the Real Estate Index. We also established positions in India, Indonesia and Taiwan during the Reporting Period, none of which is a component of the Real Estate Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a country perspective, the Fund was overweighted relative to the Real Estate Index in China, Japan and the U.K. and underweighted relative to the Real Estate Index in continental Europe, Hong Kong and Singapore at the end of the Reporting Period. The Fund was rather neutrally weighted compared to the Real Estate Index in the other constituent countries of the Real Estate Index at the end of December 2014.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Toward the end of 2014, consensus expectations for economic growth outside of the United States in 2015 had been lowered as a result of some disappointing economic numbers during the fourth quarter of 2014. Correspondingly, policy makers and central bankers swiftly laid out supportive measures to sustain lending and business growth. The change of policy stance was met with softer inflation expectations in key developed and emerging markets. If the recent trend is anything to go by, then policy rates outside of the United States may head lower and stay low for longer. From a fundamentals perspective, tenancy demand remained steady and robust among key commercial real estate markets internationally, and growth continued, albeit at a low level, during the Reporting Period. While we expect company management teams to be prudent with their balance sheets, we believe it is important to recognize that banks globally appear willing and able to lend to the real estate sector at historically low interest rates. We believe this favorable backdrop can benefit REITs in securing financing and deploying capital toward high quality projects that could have the potential to drive future growth. On a stock-by-stock basis, we believe opportunities abound around the world, as both listed and unlisted real estate offer high and stable income for REITs to capture.

As fundamental, bottom-up investors, we believe we are seeing opportunities that go beyond the headline risks associated with certain regions. We intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy. We believe REITs can continue to offer attractive risk-adjusted returns, relative to fixed income in particular, given their potential yield, diversification and inflation hedge benefits.

FUND BASICS

International Real Estate Securities Fund

as of December 31, 2014

PERFORMANCE REVIEW
January 1, 2014–December 31, 2014	Fund Total Return (based on NAV)[1]	FTSE EPRA/NAREIT Developed ex-US Real Estate Index (Gross)[2]
Class A	1.05%	3.22%
Class C	0.44	3.22
Institutional	1.53	3.22
Class IR	1.38	3.22

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed ex-US Real Estate Index (gross, with dividends reinvested) is a market capitalization weighted index comprised of REITs and non-REITs within the international (global ex U.S.) real estate securities market. The market capitalization for each constituent is adjusted for free float. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	One Year	Five Year	Since Inception	Inception Date
Class A	-4.50%	5.49%	-0.17%	7/31/06
Class C	-1.56	5.93	-0.21	7/31/06
Institutional	1.53	7.09	0.73	7/31/06
Class IR	1.38	6.99	-2.33	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.45%	1.60%
Class C	2.20	2.35
Institutional	1.05	1.20
Class IR	1.20	1.35

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/14[5]
Holding	% of Total Net Assets	Line of Business	Country
Mitsubishi Estate Co. Ltd.	7.8%	Diversified	Japan
Unibail-Rodamco SE (REIT)	5.2	Diversified	France
Sun Hung Kai Properties Ltd.	4.7	Diversified	Hong Kong
Mitsui Fudosan Co. Ltd.	4.6	Office	Japan
Westfield Corp. Trust (REIT)	3.2	Retail	Australia
British Land Co. PLC (REIT)	3.2	Diversified	United Kingdom
Hammerson PLC (REIT)	3.0	Retail	United Kingdom
Nomura Real Estate Office Fund, Inc. (REIT)	2.9	Office	Japan
Klepierre (REIT)	2.8	Retail	France
Hongkong Land Holdings Ltd.	2.8	Office	Hong Kong

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK COUNTRY ALLOCATION[6]
As of December 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2014

The following graph shows the value as of December 31, 2014, of a $10,000 investment made on July 31, 2006 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex-US Real Estate Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Real Estate Securities Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from July 31, 2006 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Since Inception
Class A (Commenced July 31, 2006)
Excluding sales charges	1.05%	6.69%	0.50%
Including sales charges	-4.50%	5.49%	-0.17%

Class C (Commenced July 31, 2006)
Excluding contingent deferred sales charges	0.44%	5.93%	-0.21%
Including contingent deferred sales charges	-1.56%	5.93%	-0.21%

Institutional (Commenced July 31, 2006)	1.53%	7.09%	0.73%

Class IR (Commenced November 30, 2007)	1.38%	6.99%	-2.33%

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 29.63%, 28.64%, 30.10%, 29.49%, 29.94% and 29.29%, respectively. These returns compare to the 31.53% average annual total return of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index (with dividends reinvested) (the “Wilshire Index”) during the same period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	The U.S. real estate securities market, as represented by the Wilshire Index, posted positive absolute returns during the Reporting Period and significantly outperformed the broad U.S. equity market, as represented by the S&P 500® Index, which was up 13.69% for the same period.

Following relatively flat performance in 2013, improved operating fundamentals and resulting positive earnings announcements, coupled with investor appetite for yield that has the potential to grow, helped drive the U.S. real estate securities market’s strong performance in the first quarter of 2014. Attractive valuations relative to fixed income; limited equity issuance, a potential sign of both financial discipline and strength; and a modest decline in the 10-year U.S. Treasury yield acted as additional tailwinds for the asset class. The U.S. real estate securities market continued to gain momentum during the second quarter of 2014, as investors were encouraged by positive first quarter 2014 earnings announcements, driven by improving demand and still low new supply. In addition to the yield plus growth potential of the asset class, attractive valuations relative to fixed income, a strengthening U.S. economic backdrop, and a modest decline in the 10-year U.S. Treasury yield acted as additional tailwinds during the second calendar quarter.

Real estate investment trusts (“REITs”) traded lower during the third quarter of 2014, as the market digested equity offerings, Initial Public Offerings (“IPOs”) and investor concerns about interest rates rising sooner than expected. In October 2014, fears over the initial timing of an interest rate increase and the resulting potential impact on REITs were calmed, as the September Federal Reserve (“Fed”) meeting minutes were viewed as a dovish surprise by investors. As the fourth quarter of 2014 progressed, the U.S. real estate securities market continued to gain momentum due to strong third quarter 2014 earnings announcements. Overall in 2014, REITs benefited from strengthening fundamentals, an accelerating U.S. economy, and investor appetite for income-oriented assets.

Within the Wilshire Index, the strongest subsectors during the Reporting Period were multifamily and health care. Conversely, the industrial and office subsectors were the weakest performers within the Wilshire Index during the Reporting Period, albeit still posting robust double-digit positive returns.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust double-digit absolute gains, but lagged the Wilshire Index on a relative basis. Detracting most from the Fund’s relative results was having exposure to what is termed as the “other” subsector, which lagged the Wilshire Index during the Reporting Period, and having a position in cash during months when the U.S. real estate securities market rallied.

Both stock selection and having an overweighted allocation to the industrial subsector also dampened results. Partially offsetting such detractors was effective individual stock selection in the leisure and multifamily subsectors, which contributed most positively to relative returns. Having an underweighted allocation to the office subsector, which lagged the Wilshire Index during the Reporting Period, also boosted the Fund’s relative results.

PORTFOLIO RESULTS

Q	What were some of the Fund’s weakest-performing individual holdings?

A	Parkway Properties, an owner of office properties in the Sunbelt region of the United States, was the top detractor from the Fund’s relative returns during the Reporting Period. Shares of Parkway Properties declined following the announcement of a portfolio acquisition of assets located in Tampa, Florida. In particular, investors expressed caution over the execution risk surrounding the company’s plan to sell the majority of the portfolio’s non-core assets into the market in an efficient and profitable manner. Despite these concerns, we remained confident at the end of the Reporting Period in the Parkway Properties management team’s ability to execute this transaction, and we also remained optimistic that the remaining assets will be accretive to shareholder value going forward. Overall, we believe the company’s attractive growth opportunities in Texas, Florida and Arizona were not fully reflected in the stock’s valuation at the end of the Reporting Period, and we are constructive on the management team’s focus on improving the business’s operational performance.

PS Business Parks was also a top detractor from Fund results during the Reporting Period. PS Business Parks is a REIT that acquires, develops, owns and operates commercial properties, primarily multi-tenant office, industrial or “flex” space. Shares of PS Business Parks underperformed largely due to investor concerns over the company’s business decisions, which have resulted in reduced exposure to markets that had performed well. While we acknowledge that these decisions could adversely impact PS Business Parks’ earnings in the near term, we remained encouraged by its management team’s opportunity to sell select assets at premium valuations and recycle capital into markets with greater upside potential. Over the long term, we believe this strategy may well be accretive to shareholder value, and we were positive at the end of the Reporting Period on its management’s profitable track record of capital allocation.

Q	What were some of the Fund’s best-performing individual holdings?

A	Chesapeake Lodging Trust, an owner of upscale hotels in business and convention markets, was the top contributor to the Fund’s performance during the Reporting Period. Shares of Chesapeake Lodging Trust increased gradually throughout the Reporting Period, as investors appeared to be positive on the company’s quarterly results and leverage to an accelerating U.S. economy. Chesapeake Lodging Trust’s results were highlighted by better than expected revenue per available room growth, as the company capitalized on steady demand and a lack of new supply in the hotel industry. In our view, the company’s assets are located in high quality and proven locations, which we believe should consistently drive demand. In addition, we believe Chesapeake Lodging Trust’s strong balance sheet could provide its management with potential opportunities to execute value-enhancing transactions and expand the company’s geographical footprint.

Pebblebrook Hotel Trust, an owner of hotel properties, was also a top contributor to the Fund’s performance during the Reporting Period. At the industry level, U.S. hotels generally experienced better than expected revenue per available room results during the Reporting Period. Shares of Pebblebrook Hotel Trust benefited from this improving macroeconomic backdrop, given the company’s favorable geographic exposure and highly-regarded management team. Pebblebrook Hotel Trust also completed a secondary offering during the Reporting Period, which we believe could help bolster the company’s capital position and could also potentially be used to fund future acquisitions. Over the long term, we remained constructive at the end of the Reporting Period on Pebblebrook Hotel Trust’s potential for both margin expansion and earnings growth, and we also remained positive on its management’s profitable track record of capital allocation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Macerich, an owner, operator and developer of regional shopping malls concentrated in the western United States. We believe Macerich is a high quality name with, at the time of purchase, underappreciated assets trading at an undeserved valuation discount. We also view the company as a potential acquisition candidate following the announcement in November 2014 that Simon Property Group, a competitor in the shopping mall space, had taken a 4% stake in Macerich.

We established a Fund position in Mid-America Apartment Communities, an owner and operator of apartments in the Sunbelt region of the United States. We initiated the position after its shares sold off in September 2014 seemingly due to investor concerns about the integration of Colonial Properties Trust, a REIT acquired in 2013. We believe the acquisition is going to be accretive in the long run and feel we purchased the stock for the Fund at an attractive valuation. Finally, we are positive on Mid-America Apartment Communities’ exposure to suburban Sunbelt assets, real estate that we believe could be less susceptible to increasing supply and rent fatigue.

PORTFOLIO RESULTS

We exited the Fund’s position in Camden Property Trust, a developer of multifamily apartment communities across the Southeast and Texas. We initiated the position at the beginning of 2014 following significant underperformance in 2013. We believe its 2013 underperformance was largely attributable to investor concerns about new apartment supply in the Sunbelt markets and about the recovery in the single-family housing market and its related impact on Camden Property Trust’s Class A apartment assets. We believed these concerns were unwarranted. Indeed, in 2014, Camden Property Trust’s shares performed well, as investors better appreciated the company’s impressive historical growth and high quality management team. However, during the fourth quarter of 2014, we became increasingly concerned about the company’s exposure to the Houston market, which could experience weaker demand and increasing supply if there continues to be weakness in the energy sector. We felt the valuation of Camden Property Trust was fair, and thus we opted to sell the Fund’s position in favor of other names where we saw greater upside potential.

We sold the Fund’s position in Federal Realty Investment Trust, an owner of retail properties across the Northeast and Mid-Atlantic regions of the United States as well as in California. In our view, Federal Realty Investment Trust is led by a shareholder-friendly management team, which is supported by a stable balance sheet. We had initiated the Fund’s position in Federal Realty Investment Trust when we believed its shares were trading at an unwarranted valuation discount given concerns related to a large development project the company had undertaken. Over time, it appears that investors became increasingly comfortable with this project, allowing Federal Realty Investment Trust’s shares to trade higher and eventually meet our price target. Strict to our sell discipline, we exited the position and transitioned capital into names that we believed had greater upside potential.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation.

That said, during the Reporting Period, the Fund’s exposure to the leisure and office subsectors increased relative to the Wilshire Index and its exposure to the multifamily, self storage and what is termed the “other” subsectors decreased relative to the Wilshire Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective, the Fund had an overweighted exposure compared to the Wilshire Index in the leisure, industrial and “other” subsectors at the end of the Reporting Period. The Fund was underweighted compared to its benchmark index in the office, multifamily, health care and self storage subsectors and was rather neutrally weighted in the retail subsector within the Wilshire Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that U.S. REITs can continue to generate positive returns in 2015 given the industry’s favorable supply/demand imbalance and leverage to an accelerating U.S. economy. While new supply appears to be growing due to the attractive spread, or differential, between development yields and cap rates, it is still below demand, and we believe this could lead to further increases in occupancy levels and rental rates as well as higher re-leasing spreads on expiring leases. (Cap rate, or capitalization rate, is a rate of return on a real estate investment property based on the expected income that the property will generate. Capitalization rate is used to estimate the investor’s potential return on his or her investment.)

In our view, this encouraging fundamental backdrop coupled with both an accommodative financing environment and a robust transaction market could support additional gains by the REIT asset class. While we do expect interest rates to gradually move higher, they remain low by historical standards, and we believe that investors may well continue to appreciate the yield and growth attributes of the REIT asset class. Unlike fixed income, the majority of REITs operate dynamic businesses that can still create value and growth even with rising interest rates. Looking forward, we would not anticipate a repeat of the REIT performance we observed in 2014. However, we do believe that REITs can continue to provide investors with attractive risk-adjusted returns, relative to fixed income in particular, given investor appetite for income-oriented assets as well as the potential diversification and inflation hedge benefits the REIT asset class can provide.

As fundamental, bottom-up investors, we intend to continue to focus our approach on those companies that have strong balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team.

FUND BASICS

Real Estate Securities Fund

as of December 31, 2014

PERFORMANCE REVIEW
January 1, 2014–December 31, 2014	Fund Total Return (based on NAV)[1]	Wilshire U.S. Real Estate Securities Index (Gross)[2]
Class A	29.63%	31.53%
Class C	28.64	31.53
Institutional	30.10	31.53
Service	29.49	31.53
Class IR	29.94	31.53
Class R	29.29	31.53

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Wilshire U.S. Real Estate Securities Index (gross, with dividends reinvested) is an unmanaged market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The figures do not reflect any fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	22.54%	15.18%	6.66%	9.98%	7/27/98
Class C	27.63	15.62	6.48	9.56	7/27/98
Institutional	30.10	16.98	7.72	10.82	7/27/98
Service	29.49	16.37	7.16	10.28	7/27/98
Class IR	29.94	16.76	N/A	6.25	11/30/07
Class R	29.29	16.22	N/A	5.75	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.31%	1.51%
Class C	2.06	2.26
Institutional	0.91	1.11
Service	1.41	1.61
Class IR	1.06	1.26
Class R	1.56	1.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/14[5]
Holding	% of Total Net Assets	Subsectors
Simon Property Group, Inc. (REIT)	9.3%	Retail
AvalonBay Communities, Inc. (REIT)	6.1	Multifamily
Boston Properties, Inc. (REIT)	5.2	Commercial
Ventas, Inc. (REIT)	4.9	Health Care
Public Storage (REIT)	4.7	Self Storage
The Macerich Co. (REIT)	4.5	Retail
Prologis, Inc. (REIT)	4.1	Commercial
Chesapeake Lodging Trust (REIT)	3.5	Leisure
Mid-America Apartment Communities, Inc. (REIT)	3.5	Multifamily
Post Properties, Inc. (REIT)	3.1	Multifamily

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of December 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2014

The following graph shows the value as of December 31, 2014, of a $10,000 investment made on January 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Wilshire Real Estate Securities Index (gross, with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Real Estate Securities Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 1, 2005 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 27, 1998)
Excluding sales charges	29.63%	16.48%	7.27%	10.36%
Including sales charges	22.54%	15.18%	6.66%	9.98%

Class C (Commenced July 27, 1998)
Excluding contingent deferred sales charges	28.64%	15.62%	6.48%	9.56%
Including contingent deferred sales charges	27.63%	15.62%	6.48%	9.56%

Institutional (Commenced July 27, 1998)	30.10%	16.98%	7.72%	10.82%

Service (Commenced July 27, 1998)	29.49%	16.37%	7.16%	10.28%

Class IR (Commenced November 30, 2007)	29.94%	16.76%	N/A	6.25%

Class R (Commenced November 30, 2007)	29.29%	16.22%	N/A	5.75%

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments

December 31, 2014

Shares	Description	Value

Common Stocks – 4.2%
Automobiles & Components – 0.1%
13,286	General Motors Co.	$463,814
2,882	Lear Corp.	282,666
8,931	Visteon Corp.*	954,367

		1,700,847

Banks – 0.1%
22,261	Ocwen Financial Corp.*	336,141
15,570	Wells Fargo & Co.	853,548

		1,189,689

Capital Goods – 0.1%
2,196	3M Co.	360,847
5,057	Graco, Inc.	405,470
22,809	Quanta Services, Inc.*	647,547
14,367	Spirit AeroSystems Holdings, Inc. Class A*	618,356
4,216	Triumph Group, Inc.	283,399
6,677	United Rentals, Inc.*	681,121

		2,996,740

Commercial & Professional Services – 0.1%
6,238	Clean Harbors, Inc.*	299,736
10,919	KAR Auction Services, Inc.	378,343
22,847	Pitney Bowes, Inc.	556,782

		1,234,861

Consumer Durables & Apparel – 0.0%
10,032	Garmin Ltd.	529,990
10,018	Jarden Corp.*	479,662

		1,009,652

Consumer Services – 0.1%
32,450	H&R Block, Inc.	1,092,916
4,131	Starbucks Corp.	338,949

		1,431,865

Diversified Financials – 0.3%
43,384	Ally Financial, Inc.*	1,024,730
2,947	American Express Co.	274,189
9,280	Berkshire Hathaway, Inc. Class B*	1,393,392
32,859	Interactive Brokers Group, Inc. Class A	958,169
3,011	Moody’s Corp.	288,484
35,030	NorthStar Asset Management Group, Inc.	790,627
6,751	Voya Financial, Inc.	286,107

		5,015,698

Energy – 0.2%
4,433	Anadarko Petroleum Corp.	365,722
3,825	Apache Corp.	239,713
4,293	Baker Hughes, Inc.	240,709
4,355	Cameron International Corp.*	217,532
5,627	Devon Energy Corp.	344,429
3,514	EOG Resources, Inc.	323,534
3,137	Exxon Mobil Corp.	290,016
7,502	Gulfport Energy Corp.*	313,133

Common Stocks – (continued)
Energy – (continued)
5,489	Halliburton Co.	$215,882
9,486	Kinder Morgan, Inc.	401,353
8,244	Marathon Oil Corp.	233,223
3,605	Marathon Petroleum Corp.	325,387
50,316	Peabody Energy Corp.	389,446
4,645	Schlumberger Ltd.	396,729
12,045	The Williams Companies, Inc.	541,302

		4,838,110

Food & Staples Retailing – 0.0%
4,340	Walgreens Boots Alliance, Inc.	330,708
9,386	Whole Foods Market, Inc.	473,242

		803,950

Food, Beverage & Tobacco – 0.0%
3,638	PepsiCo, Inc.	344,009
7,598	The Coca-Cola Co.	320,788

		664,797

Health Care Equipment & Services – 0.3%
8,086	Alere, Inc.*	307,268
34,775	Brookdale Senior Living, Inc.*	1,275,199
4,974	CareFusion Corp.*	295,157
4,312	Express Scripts Holding Co.*	365,097
11,886	HCA Holdings, Inc.*	872,314
4,238	Henry Schein, Inc.*	577,004
8,292	Medtronic, Inc.	598,682
6,421	Quest Diagnostics, Inc.	430,592
4,519	Zimmer Holdings, Inc.	512,545

		5,233,858

Insurance – 0.1%
26,059	American International Group, Inc.	1,459,565
10,617	Assured Guaranty Ltd.	275,936
456	Markel Corp.*	311,375
5,304	MetLife, Inc.	286,893
6,300	The Hartford Financial Services Group, Inc.	262,647

		2,596,416

Materials – 0.2%
1,805	Air Products & Chemicals, Inc.	260,335
8,533	Compass Minerals International, Inc.	740,920
3,305	Monsanto Co.	394,848
29,265	Newmont Mining Corp.	553,109
40,427	Owens-Illinois, Inc.*	1,091,125

		3,040,337

Media – 0.2%
5,376	CBS Corp. Class B	297,508
9,989	Comcast Corp. Class A	579,462
54,943	DreamWorks Animation SKG, Inc. Class A*	1,226,877
8,619	Liberty Media Corp. Series C*	301,924
21,350	News Corp. Class A*	334,981

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)
116,274	Sirius XM Holdings, Inc.*	$406,959
2,975	The Walt Disney Co.	280,215

		3,427,926

Pharmaceuticals, Biotechnology & Life Sciences – 0.4%
3,832	AbbVie, Inc.	250,766
6,020	Actavis PLC*	1,549,608
4,923	Alkermes PLC*	288,291
1,959	Allergan, Inc.	416,464
5,603	Celgene Corp.*	626,752
11,503	Gilead Sciences, Inc.*	1,084,273
2,989	Jazz Pharmaceuticals PLC*	489,389
4,615	Johnson & Johnson	482,590
7,647	Merck & Co., Inc.	434,273
5,472	Mylan, Inc.*	308,457
28,913	Pfizer, Inc.	900,640
8,548	Pharmacyclics, Inc.*	1,045,078

		7,876,581

Real Estate – 0.1%
1,996	Jones Lang LaSalle, Inc.	299,260
6,094	The Howard Hughes Corp.*	794,780

		1,094,040

Retailing – 0.2%
973	Amazon.com, Inc.*	301,971
5,445	AutoNation, Inc.*	328,932
3,697	Bed Bath & Beyond, Inc.*	281,600
5,273	Dollar General Corp.*	372,801
4,639	Dollar Tree, Inc.*	326,493
27,225	Liberty Interactive Corp. Series A*	800,960
448	The Priceline Group, Inc.*	510,814
3,714	TripAdvisor, Inc.*	277,287

		3,200,858

Semiconductors & Semiconductor Equipment – 0.2%
7,702	Intel Corp.	279,506
19,124	Lam Research Corp.	1,517,298
31,200	Micron Technology, Inc.*	1,092,312
4,992	Skyworks Solutions, Inc.	362,968
10,691	SunPower Corp.*	276,149

		3,528,233

Software & Services – 0.9%
4,606	ANSYS, Inc.*	377,692
5,266	Autodesk, Inc.*	316,276
6,265	Cognizant Technology Solutions Corp. Class A*	329,915
3,122	DST Systems, Inc.	293,936
13,341	eBay, Inc.*	748,697
1,478	Equinix, Inc.	335,107
23,292	Facebook, Inc. Class A*	1,817,242
23,314	FireEye, Inc.*	736,256
2,390	Google, Inc. Class A*	1,268,277
2,168	Google, Inc. Class C*	1,141,235
37,122	Informatica Corp.*	1,415,647

Common Stocks – (continued)
Software & Services – (continued)
1,430	LinkedIn Corp. Class A*	$328,485
9,736	Mastercard, Inc. Class A	838,854
33,888	Microsoft Corp.	1,574,098
10,898	Oracle Corp.	490,083
46,773	Pandora Media, Inc.*	833,963
18,036	Rackspace Hosting, Inc.*	844,265
9,784	ServiceNow, Inc.*	663,844
6,620	SolarWinds, Inc.*	329,875
34,458	VeriFone Systems, Inc.*	1,281,838
1,812	Visa, Inc. Class A	475,106
15,339	Yahoo!, Inc.*	774,773
99,668	Zynga, Inc. Class A*	265,117

		17,480,581

Technology Hardware & Equipment – 0.4%
24,783	Apple, Inc.	2,735,548
13,588	Cisco Systems, Inc.	377,950
15,002	Corning, Inc.	343,996
5,393	EchoStar Corp. Class A*	283,132
17,716	EMC Corp.	526,874
14,057	Ingram Micro, Inc. Class A*	388,535
4,038	IPG Photonics Corp.*	302,527
19,553	JDS Uniphase Corp.*	268,267
17,591	NCR Corp.*	512,602
4,658	Palo Alto Networks, Inc.*	570,931
5,484	QUALCOMM, Inc.	407,626
17,732	Tech Data Corp.*	1,121,194
9,111	Zebra Technologies Corp. Class A*	705,283

		8,544,465

Transportation – 0.2%
1,214	Amerco, Inc.	345,092
27,475	American Airlines Group, Inc.	1,473,484
12,058	Copa Holdings SA Class A	1,249,691
16,358	Delta Air Lines, Inc.	804,650
16,103	Hertz Global Holdings, Inc.*	401,609
4,467	Union Pacific Corp.	532,154

		4,806,680

Utilities – 0.0%
6,816	American Water Works Co., Inc.	363,293

TOTAL COMMON STOCKS
(Cost $82,542,370)		$82,079,477

Exchange Traded Funds – 6.4%
291,216	Energy Select Sector SPDR Fund	$23,052,658
454,010	Health Care Select Sector SPDR Fund	31,045,204
1,826,246	Vanguard FTSE Emerging Markets Fund	73,086,365

TOTAL EXCHANGE TRADED FUND
(Cost $129,242,888)		$127,184,227

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2014

Shares	Description	Value

Investment Company(a)(b) – 78.7%
Goldman Sachs Financial Square Government Fund – FST Shares
1,556,508,230	0.006%	$1,556,508,230

TOTAL INVESTMENTS – 89.3%
(Cost $1,768,293,488)		$1,765,771,934

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.7%		212,132,153

NET ASSETS – 100.0%		$1,977,904,087

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2014.
(b)	Represents an affiliated fund.

Investment Abbreviation:
SPDR	—Standard and Poor’s Depositary Receipts

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
UBS AG	KRW/USD	01/27/15	$474,868	$4,599
	USD/CHF	01/26/15	12,184,650	131,261
	USD/CZK	01/26/15	5,872,731	82,069
	USD/EUR	01/26/15	217,860	1,342
	USD/GBP	01/26/15	18,029,954	31,337
	USD/HUF	01/26/15	5,501,075	76,010
	USD/JPY	01/26/15	10,187,199	22,518
	USD/MXN	01/26/15	7,124,483	42,574
	USD/NOK	01/26/15	5,484,272	45,421
	USD/PLN	01/26/15	6,382,395	80,759
	USD/SEK	01/26/15	6,638,873	51,928
	USD/SGD	01/26/15	10,222,969	47,707
	USD/TWD	01/27/15	10,225,012	34,815
TOTAL				$652,340

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
UBS AG	EUR/USD	01/26/15	$19,413,735	$(214,254)
	HUF/USD	01/26/15	91,685	(767)
	USD/AUD	01/27/15	13,366,883	(79,983)
	USD/BRL	01/27/15	3,021,471	(5,006)
	USD/CAD	01/26/15	17,275,714	(8,036)
	USD/GBP	01/26/15	529,835	(2,412)
	USD/JPY	01/26/15	350,707	(2,603)
	USD/KRW	01/27/15	5,132,229	(30,096)
	USD/NZD	01/27/15	11,361,252	(103,914)
	USD/SEK	01/26/15	153,945	(82)
	USD/SGD	01/26/15	150,893	(63)
	USD/TWD	01/27/15	170,733	(871)
	USD/ZAR	01/26/15	4,860,775	(32,175)
TOTAL				$(480,262)

FUTURES CONTRACTS — At December 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Bank Bill	53	March 2015	$42,998,835	$(1,397)
90 Day Bank Bill	102	June 2015	82,778,844	2,224
90 Day Bank Bill	102	September 2015	82,791,020	52,609
90 Day Euro Swiss Franc	(25)	March 2015	(6,298,406)	(6,893)
90 Day Eurodollar	3	March 2015	747,863	(57)
90 Day Eurodollar	32	June 2015	7,965,200	2,328
90 Day Eurodollar	93	September 2015	23,098,875	18,841
90 Day Eurodollar	137	December 2015	33,936,613	(13,677)
90 Day Eurodollar	122	March 2016	30,140,100	(23,350)
90 Day Eurodollar	97	June 2016	23,903,225	(29,537)
90 Day Eurodollar	111	September 2016	27,287,963	(27,257)
90 Day Eurodollar	111	December 2016	27,231,075	(12,255)
90 Day Sterling	70	March 2015	13,555,923	53,506
90 Day Sterling	85	June 2015	16,454,142	76,006
90 Day Sterling	100	September 2015	19,342,228	113,212
90 Day Sterling	103	December 2015	19,902,428	129,237
90 Day Sterling	103	March 2016	19,876,339	136,071
90 Day Sterling	104	June 2016	20,042,974	141,239
90 Day Sterling	104	September 2016	20,016,632	148,612
90 Day Sterling	104	December 2016	19,992,320	84,731
Brent Crude Futures	(58)	March 2015	(3,433,020)	175,624
CAC 40 Index	(8)	January 2015	(414,031)	(1,759)
Copper Futures	(55)	March 2015	(3,885,063)	250,184
Corn Futures	(37)	March 2015	(734,450)	(27,556)
Crude Oil Futures	(69)	March 2015	(3,705,300)	197,150
DAX Index	14	March 2015	4,168,894	98,635
EURO STOXX 50 Index	37	March 2015	1,402,702	35,165
Euro-Bobl	274	March 2015	43,194,816	245,527
Euro-Bund	226	March 2015	42,625,971	757,278
Euro-Schatz	155	March 2015	20,835,790	15,723
FTSE 100 Index	(39)	March 2015	(3,964,728)	(55,155)

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
FTSE/MIB Index	(13)	March 2015	$(1,499,839)	$(32,551)
Gas Oil Futures	(56)	March 2015	(2,941,400)	222,513
Gasoline RBOB Futures	(34)	March 2015	(2,147,855)	120,354
Gold 100 oz. Futures	(68)	April 2015	(8,057,320)	(40,487)
Hang Seng Index	(3)	January 2015	(457,448)	(4,805)
IBEX 35 Index	5	January 2015	619,806	14,449
KOSPI 200 Index	(53)	March 2015	(5,882,728)	118,423
LME Lead Futures	99	January 2015	4,581,225	(447,154)
LME Lead Futures	(99)	January 2015	(4,581,225)	441,946
LME Lead Futures	124	February 2015	5,753,600	(184,751)
LME Lead Futures	(124)	February 2015	(5,753,600)	541,068
LME Lead Futures	(86)	March 2015	(3,994,700)	5,752
LME Nickel Futures	46	January 2015	4,164,288	(354,452)
LME Nickel Futures	(46)	January 2015	(4,164,288)	177,043
LME Nickel Futures	13	March 2015	1,180,842	(112,116)
LME Nickel Futures	(40)	March 2015	(3,633,360)	241,293
LME Primary Aluminum Futures	91	January 2015	4,171,781	(452,733)
LME Primary Aluminum Futures	(91)	January 2015	(4,171,781)	461,324
LME Primary Aluminum Futures	94	March 2015	4,344,563	(439,732)
LME Primary Aluminum Futures	(125)	March 2015	(5,777,344)	282,429
LME Zinc Futures	123	January 2015	6,666,600	(362,161)
LME Zinc Futures	(123)	January 2015	(6,666,600)	237,782
LME Zinc Futures	39	March 2015	2,122,088	(67,510)
LME Zinc Futures	(53)	March 2015	(2,883,863)	8,957
Long Gilt	67	March 2015	12,482,064	162,058
NASDAQ 100 E-mini Index	290	March 2015	24,549,950	395,777
Natural Gas Futures	(69)	March 2015	(1,998,240)	198,750
NY Harbor USLD Futures	(35)	March 2015	(2,671,284)	124,718
Russell 2000 Mini Index	1,031	March 2015	123,792,170	4,798,048
S&P 500 E-mini Index	(1,130)	March 2015	(115,960,600)	(2,492,176)
S&P Mid Cap 400 E-mini Index	28	March 2015	4,056,080	113,071
S&P/TSX 60 Index	(1)	March 2015	(146,600)	(4,118)
Silver Futures	(27)	March 2015	(2,105,865)	94,259
Soybean Futures	(15)	March 2015	(767,625)	11,313
Sugar #11 (World) Futures	(255)	March 2015	(4,146,912)	411,885
TSE TOPIX Index	29	March 2015	3,407,706	(35,731)
U.S. Long Bond	147	March 2015	21,250,688	438,655
2 Year U.S. Treasury Notes	194	March 2015	42,407,188	(71,193)
5 Year U.S. Treasury Notes	162	March 2015	19,266,609	(36,060)
10 Year Canadian Government Bonds	143	March 2015	17,049,716	269,610
10 Year Japanese Government Bonds	9	March 2015	11,104,608	17,937
10 Year U.S. Treasury Notes	269	March 2015	34,108,359	75,280
TOTAL				$7,381,973

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2014(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America High Yield Index	$150,970	5.000%	12/20/19	3.557%	$7,950,840	$1,680,985

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make or receive a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
Deutsche Bank AG	MXNAMD Spot Exchange Rate	$337,906	0.133%	02/23/15	$(2,535,205)
	Russell Top 200 Growth Index Total Return	10,466	0.133	02/23/15	(165,112)
		155,785	0.133	03/20/15	2,464,935
		2,972	0.134	03/20/15	(49,307)
	Russell Top 200 Value Index Total Return	10,888	0.133	02/23/15	147,360
		156,139	0.133	03/20/15	(2,090,863)
		2,866	0.134	03/20/15	42,540
TOTAL					$(2,185,652)

(a)	The Fund receives weekly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative weekly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

WRITTEN OPTIONS CONTRACTS — At December 31, 2014, the Fund had the following written options:

Put Options	Number of Contracts	Exercise Rate	Expiration Month	Value
S&P 500 Index	86	$1,675	January 2015	$(7,740)
	83	1,700	January 2015	(8,300)
	81	1,725	January 2015	(8,100)
	79	1,750	January 2015	(11,060)
	77	1,775	January 2015	(11,550)
	74	1,800	January 2015	(14,726)
	72	1,825	January 2015	(17,280)
	71	1,850	January 2015	(18,460)
	69	1,875	January 2015	(22,425)
	143	1,850	February 2015	(150,865)
	140	1,875	February 2015	(179,900)
	136	1,900	February 2015	(198,560)
	133	1,925	February 2015	(214,795)
	129	1,950	February 2015	(249,615)
	126	1,975	February 2015	(307,440)

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS (continued)

Put Options	Number of Contracts	Exercise Rate	Expiration Month	Value
S&P 500 Index (continued)	123	$2,000	February 2015	$(370,845)
	120	2,025	February 2015	(426,000)
	117	2,050	February 2015	(436,410)
	112	1,850	March 2015	(216,160)
	109	1,875	March 2015	(241,980)
	107	1,900	March 2015	(267,500)
	104	1,925	March 2015	(209,040)
	101	1,950	March 2015	(330,270)
	99	1,975	March 2015	(346,500)
	96	2,000	March 2015	(388,800)
	94	2,025	March 2015	(471,880)
	92	2,050	March 2015	(542,800)
TOTAL (Premiums Received $7,265,961)	2,773			$(5,669,001)

For the year ended December 31, 2014, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2013	5,984	$11,186,050
Contracts written	15,567	34,549,690
Contracts bought to close	(5,675)	(12,427,356)
Contracts expired	(13,103)	(26,042,423)
Contracts Outstanding December 31, 2014	2,773	$7,265,961

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 15.0%
Collateralized Mortgage Obligations – 5.1%
Agency Multi-Family(a) – 2.8%
FHLMC Multifamily Structured Pass-Through Certificates Series K011, Class A2
$5,500,000	4.084%	11/25/20	$6,051,817
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
16,400,000	3.034	10/25/20	17,136,557
FHLMC Multifamily Structured Pass-Through Certificates Series KF01, Class A
1,200,327	0.520	04/25/19	1,200,327

			24,388,701

Regular Floater(a)(c) – 1.1%
FDIC Guaranteed Notes Trust Series 2010-S1, Class 1A(b)
177,037	0.704	02/25/48	177,291
FHLMC REMIC Series 3371, Class FA
498,108	0.761	09/15/37	504,276
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
538,312	0.512	12/07/20	539,281
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 1A
711,344	0.607	10/07/20	714,929
National Credit Union Administration Guaranteed Notes Series 2010-R2, Class 1A
987,239	0.525	11/06/17	989,360
National Credit Union Administration Guaranteed Notes Series 2011-R2, Class 1A
2,163,352	0.557	02/06/20	2,170,704
National Credit Union Administration Guaranteed Notes Series 2011-R3, Class 1A
1,448,825	0.559	03/11/20	1,453,692
National Credit Union Administration Guaranteed Notes Series 2011-R4, Class 1A
1,213,827	0.537	03/06/20	1,216,340
National Credit Union Administration Guaranteed Notes Series 2011-R5, Class 1A
913,835	0.537	04/06/20	915,120
National Credit Union Administration Guaranteed Notes Series 2011-R6, Class 1A
459,542	0.537	05/07/20	459,847

			9,140,840

Sequential Fixed Rate – 1.2%
FHLMC REMIC Series 2755, Class ZA
925,542	5.000	02/15/34	1,015,356
FHLMC REMIC Series 4273, Class PD
3,225,283	6.500	11/15/43	3,711,669
FNMA REMIC Series 2012-111, Class B
1,167,374	7.000	10/25/42	1,331,776
FNMA REMIC Series 2012-153, Class B
3,509,778	7.000	07/25/42	4,032,196

Mortgage-Backed Obligations – (continued)
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 2A(c)
$59,865	1.840%	10/07/20	$60,049

			10,151,046

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$43,680,587

Federal Agencies – 9.9%
Adjustable Rate FNMA(a) – 0.3%
$1,368,989	2.425%	05/01/33	$1,457,862
830,878	2.411	10/01/36	884,662

			2,342,524

FHLMC – 2.0%
384	5.000	09/01/16	404
3,562	5.000	11/01/16	3,740
784	5.000	12/01/16	823
5,887	5.000	01/01/17	6,182
6,320	5.000	01/01/18	6,613
71,521	5.000	02/01/18	74,927
48,374	5.000	03/01/18	50,760
32,032	5.000	04/01/18	33,613
21,633	5.000	05/01/18	22,722
16,602	5.000	06/01/18	17,449
34,761	5.000	07/01/18	36,600
10,166	5.000	08/01/18	10,677
4,872	5.000	10/01/18	5,134
9,636	5.000	11/01/18	10,154
720	5.000	02/01/19	762
174,832	5.500	01/01/20	187,484
111,609	5.000	11/01/25	123,040
331,234	5.000	08/01/28	365,121
17,599	5.000	01/01/33	19,473
2,734	5.000	03/01/33	3,026
13,741	5.000	04/01/33	15,210
5,621	5.000	05/01/33	6,223
10,155	5.000	06/01/33	11,241
60,251	5.000	07/01/33	66,696
83,996	5.000	08/01/33	92,975
7,582	5.000	09/01/33	8,393
17,372	5.000	10/01/33	19,230
46,446	5.000	11/01/33	51,414
18,547	5.000	12/01/33	20,531
17,806	5.000	01/01/34	19,710
63,377	5.000	02/01/34	70,143
24,985	5.000	03/01/34	27,640
52,676	5.000	04/01/34	58,274
67,713	5.000	05/01/34	74,954
791,271	5.000	06/01/34	875,750
11,497	5.000	11/01/34	12,719
241,397	5.000	04/01/35	267,218
4,393,758	5.000	07/01/35	4,860,730
44,594	5.000	11/01/35	49,364
141,131	5.000	03/01/36	155,922
88,384	5.000	03/01/37	97,347
156,785	5.000	12/01/37	172,685
366,891	5.000	02/01/38	404,133

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$994,957	5.000%	03/01/38	$1,095,953
487,203	5.000	07/01/38	536,658
511,114	5.000	11/01/38	562,997
1,134,303	5.000	12/01/38	1,249,333
617,948	5.000	01/01/39	680,675
144,474	5.000	02/01/39	159,139
3,375,278	7.000	02/01/39	3,872,604
1,030,373	5.000	06/01/41	1,134,863

			17,709,428

FNMA – 7.6%
85	6.000	02/01/18	96
35,820	5.000	03/01/18	37,579
131,661	5.000	04/01/18	138,418
15,992	6.000	05/01/18	18,105
104,982	6.000	12/01/18	118,860
2,175	5.500	01/01/19	2,299
13,556	6.000	01/01/19	15,348
40,663	5.500	02/01/19	43,328
15,981	6.000	02/01/19	18,094
38,674	5.500	03/01/19	41,263
27,873	5.500	04/01/19	29,571
15,880	5.500	05/01/19	16,841
7,858	6.000	05/01/19	8,897
76,684	5.500	06/01/19	81,642
26,570	6.000	06/01/19	30,082
222,377	5.500	07/01/19	236,821
205,166	5.500	08/01/19	219,251
177,751	5.500	09/01/19	189,758
46,626	5.500	10/01/19	49,816
55,237	5.500	11/01/19	59,219
104,295	5.500	12/01/19	111,855
6,747	5.500	01/01/20	7,344
4,144	5.500	06/01/20	4,457
1,114,626	5.500	07/01/20	1,200,951
18,726	6.000	07/01/21	21,201
28,534	6.000	07/01/22	32,306
24,782	6.000	01/01/23	28,064
433,240	6.000	03/01/23	490,509
43,743	6.000	10/01/26	49,569
779,502	6.000	08/01/27	882,869
162,016	6.000	01/01/28	183,721
33,660	6.000	02/01/28	38,175
447,547	4.500	08/01/33	488,126
325,192	4.500	09/01/33	354,676
124,836	4.500	10/01/33	136,155
444,507	4.500	11/01/33	484,811
24,339	4.500	12/01/33	26,546
6,619	4.500	01/01/34	7,220
25,200	4.500	03/01/34	27,485
12,921	6.000	03/01/34	14,821
129,564	4.500	05/01/34	141,202
78,288	4.500	06/01/34	85,370
219,308	5.000	07/01/34	243,336
46,720	6.000	08/01/34	53,572
70,120	4.500	09/01/34	76,396

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$2,759	4.500%	12/01/34	$3,006
149,035	4.500	01/01/35	162,372
192,221	4.500	02/01/35	209,315
7,432	4.500	03/01/35	8,086
8,556	4.500	04/01/35	9,332
167,360	4.500	05/01/35	182,361
54,561	4.500	08/01/35	59,368
406,768	6.000	08/01/35	461,719
34,652	4.500	09/01/35	37,794
219,492	6.000	09/01/35	249,143
31,087	4.500	10/01/35	33,869
163,111	6.000	10/01/35	185,145
217,582	6.000	11/01/35	246,975
683,929	6.000	03/01/36	775,776
426,362	6.000	05/01/36	482,977
5,837	6.000	06/01/36	6,612
13,152	6.000	07/01/36	14,899
627,086	6.000	09/01/36	710,354
447,361	6.000	10/01/36	506,764
998,180	6.000	11/01/36	1,130,724
619,289	6.000	12/01/36	701,521
2,663,124	6.000	01/01/37	3,016,745
573,948	6.000	02/01/37	649,986
439,781	6.000	03/01/37	498,041
5,087	6.000	04/01/37	5,761
1,646,844	6.000	05/01/37	1,865,016
789,134	6.000	06/01/37	893,675
1,414,658	6.000	07/01/37	1,594,442
2,777,255	6.000	08/01/37	3,144,582
762,600	6.000	09/01/37	863,626
802,851	6.000	10/01/37	909,349
217,854	5.000	11/01/37	240,598
190,595	6.000	11/01/37	215,732
1,343,777	6.000	12/01/37	1,521,795
2,531,606	6.000	01/01/38	2,867,021
731,028	6.000	02/01/38	827,908
1,980,101	6.000	03/01/38	2,242,454
52,877	6.000	04/01/38	59,885
6,922,306	6.000	05/01/38	7,839,512
88,578	4.500	06/01/38	96,380
697,062	6.000	08/01/38	789,441
10,350	6.000	09/01/38	11,719
4,454,019	6.000	10/01/38	5,045,170
571,086	6.000	11/01/38	646,741
867,318	6.000	12/01/38	982,371
13,833	6.000	01/01/39	15,665
2,098,583	7.000	03/01/39	2,410,608
477,539	6.000	07/01/39	540,801
22,484	4.000	08/01/39	24,010
1,904,702	6.000	09/01/39	2,157,059
421,500	6.000	10/01/39	477,435
41,508	4.500	02/01/40	45,044
1,865,658	6.000	07/01/40	2,112,813
1,045,298	6.000	10/01/40	1,183,775
1,409,526	6.000	04/01/41	1,596,254
1,278,284	6.000	05/01/41	1,447,626

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Principal Amount	Interest Rate		Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$475,512	5.000%		07/01/41		$526,573
319,352	4.500		08/01/41		347,445
994,587	4.500		06/01/42		1,081,517
1,157,020	4.500		04/01/44		1,256,733
1,000,000	6.000		TBA-30yr	(d)	1,133,437

					65,908,882

TOTAL FEDERAL AGENCIES					$85,960,834

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $127,836,552)					$129,641,421

Asset-Backed Securities(c) – 0.0%
Home Equity – 0.0%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$84,246	7.000%		09/25/37		$84,331
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1(a)
134,321	6.781		09/25/37		135,469

TOTAL ASSET-BACKED SECURITIES
(Cost $218,977)					$219,800

U.S. Treasury Obligations – 14.7%
United States Treasury Bonds
$1,100,000	2.750%		11/15/42		$1,099,659
11,800,000	3.625	(e)	08/15/43		13,886,240
5,650,000	3.750		11/15/43		6,795,651
7,200,000	3.625	(e)	02/15/44		8,478,000
4,900,000	3.375	(e)	05/15/44		5,519,948
3,900,000	3.000		11/15/44		4,098,354
United States Treasury Inflation-Protected Securities
20,517,090	1.625		01/15/15		20,481,800
7,171,709	2.500		07/15/16		7,476,507
United States Treasury Notes
3,700,000	1.625		04/30/19		3,712,284
8,000,000	1.500		05/31/19		7,981,280
7,500,000	1.625		08/31/19		7,505,849
6,300,000	1.750		09/30/19		6,333,957
9,800,000	1.500		11/30/19		9,736,496
6,300,000	1.625		12/31/19		6,290,676
6,600,000	2.000		10/31/21		6,615,180
4,600,000	2.125		12/31/21		4,644,712
7,200,000	2.250		11/15/24		7,248,384

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $122,776,489)					$127,904,977

Shares	Distribution Rate	Value
Investment Company(a)(f) – 51.2%
Goldman Sachs Financial Square Government Fund – FST Shares
444,385,962	0.006%	$444,385,962
(Cost $444,385,962)

TOTAL INVESTMENTS – 80.9%
(Cost $695,217,980)		$702,152,160

OTHER ASSETS IN EXCESS OF
LIABILITIES – 19.1%		165,288,120

NET ASSETS – 100.0%		$867,440,280

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2014.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $177,291, which represents approximately 0.0% of net assets as of December 31, 2014.
(c)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $1,133,437 which represents approximately 0.1% of net assets as of December 31, 2014.
(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(f)	Represents an affiliated fund.

Investment Abbreviations:
FDIC	—Federal Deposit Insurance Corp.
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At December 31, 2014, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA	4.500%	TBA-30yr	01/14/15	$(1,000,000)	$(1,083,985)
FNMA	4.500	TBA-30yr	02/12/15	(3,000,000)	(3,257,578)
TOTAL (Proceeds Receivable: $4,335,078)					$(4,341,563)

FUTURES CONTRACTS — At December 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Eurodollar	124	June 2015	$30,865,150	$7,087
90 Day Eurodollar	62	September 2015	15,399,250	7,489
U.S. Long Bond	(28)	March 2015	(4,047,750)	(77,866)
U.S. Ultra Long Treasury Bonds	(274)	March 2015	(45,261,375)	(1,303,455)
2 Year U.S. Treasury Notes	(276)	March 2015	(60,331,875)	113,846
5 Year U.S. Treasury Notes	(237)	March 2015	(28,186,336)	34,145
10 Year U.S. Treasury Notes	111	March 2015	14,074,453	18,347
TOTAL				$(1,200,407)

SWAP CONTRACTS — At December 31, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000’s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$17,100	(a)	03/18/17	3 Month LIBOR	1.250%	$(94,551)	$28,386
38,800	(a)	03/18/20	3 Month LIBOR	2.250	(846,120)	140,694
56,000	(a)	03/18/22	3 Month LIBOR	2.500	(1,706,168)	320,577
5,900	(a)	03/18/30	3 Month LIBOR	3.250	(570,171)	46,060
100		06/19/43	2.750%	3 Month LIBOR	(9,852)	10,958
TOTAL					$(3,226,862)	$546,675

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2014.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
Deutsche Bank AG	S&P GSCI 6 Month Forward Index	$300,023	(0.240)%	01/30/15	$(32,599,980)
Macquarie Bank Ltd.	S&P GSCI 6 Month Forward Index	165,113	(0.250)	01/30/15	(17,944,381)
Merrill Lynch International	Merrill Lynch Commodity Index Extra GB6 Excess Return Index	298,638	(0.250)	01/30/15	(32,455,965)
Societe Generale SA	S&P GSCI 6 Month Forward Index	82,047	(0.230)	01/30/15	(8,915,388)
UBS AG	S&P GSCI 6 Month Forward Index	152,398	(0.250)	01/30/15	(16,562,506)
TOTAL					$(108,478,220)

(a)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Consolidated Schedule of Investments

December 31, 2014

Shares	Description	Value

Common Stocks – 41.6%
Automobiles & Components – 1.4%
37,500	Bridgestone Corp.	$1,300,573
12,262	Compagnie Generale des Etablissements Michelin Class B	1,106,850
5,627	Continental AG	1,186,863
89,200	Daihatsu Motor Co. Ltd.	1,165,027
34,000	Fuji Heavy Industries Ltd.	1,203,123
119,500	Mitsubishi Motors Corp.	1,091,688
94,300	Sumitomo Electric Industries Ltd.	1,177,739
86,500	Sumitomo Rubber Industries Ltd.	1,285,915
39,600	Suzuki Motor Corp.	1,186,707

		10,704,485

Banks – 0.9%
1,295,380	Banca Monte dei Paschi di Siena SpA*	737,942
74,305	Commerzbank AG*	974,629
82,640	Credit Agricole SA	1,066,760
216,100	Mitsubishi UFJ Financial Group, Inc.	1,187,303
713,900	Mizuho Financial Group, Inc.	1,196,713
23,603	Societe Generale SA	987,790
150,402	Unione di Banche Italiane SCpA	1,075,714

		7,226,851

Capital Goods – 6.2%
31,795	ACS Actividades de Construccion y Servicios SA	1,108,217
112,578	AGCO Corp.	5,088,526
61,385	Dover Corp.	4,402,532
280,000	Ebara Corp.	1,147,320
275,193	Exelis, Inc.	4,824,133
94,798	Joy Global, Inc.	4,410,003
102,000	Mitsubishi Electric Corp.	1,211,562
89,100	Mitsui & Co. Ltd.	1,193,328
62,884	MSC Industrial Direct Co., Inc. Class A	5,109,325
105,058	Oshkosh Corp.	5,111,072
164,898	The Babcock & Wilcox Co.	4,996,409
103,000	TOTO Ltd.	1,198,169
20,273	W.W. Grainger, Inc.	5,167,385
58,400	WESCO International, Inc.*	4,450,664

		49,418,645

Commercial & Professional Services – 0.8%
16,337	Adecco SA (Registered)*	1,122,994
74,633	Manpowergroup, Inc.	5,087,732

		6,210,726

Consumer Durables & Apparel – 2.1%
13,717	Adidas AG	952,585
57,500	Bandai Namco Holdings, Inc.	1,217,349
139,770	Coach, Inc.	5,249,761
6,221	LVMH Moet Hennessy Louis Vuitton SA	985,417
159,326	Mattel, Inc.	4,930,343
90,200	Nikon Corp.	1,198,479

Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
102,000	Sekisui Chemical Co. Ltd.	$1,227,159
2,298	The Swatch Group AG	1,020,902

		16,781,995

Consumer Services – 1.3%
164,191	Apollo Education Group, Inc. Class A*	5,600,555
102,623	DeVry Education Group, Inc.	4,871,514

		10,472,069

Diversified Financials – 0.8%
35,635	Deutsche Bank AG (Registered)	1,067,067
112,631	The NASDAQ OMX Group, Inc.	5,401,783

		6,468,850

Energy – 0.8%
106,800	Inpex Corp.	1,189,001
37,100	Japan Petroleum Exploration Co.	1,165,579
48,830	Repsol SA	914,138
49,745	Statoil ASA	875,852
61,746	Tenaris SA	933,035
18,774	Total SA	961,830

		6,039,435

Food & Staples Retailing – 1.0%
35,355	Carrefour SA	1,075,902
55,292	CVS Health Corp.	5,325,173
62,857	Koninklijke Ahold NV	1,117,149

		7,518,224

Food, Beverage & Tobacco – 1.1%
88,800	Coca-Cola West Co. Ltd.	1,224,537
34,200	Ezaki Glico Co. Ltd.	1,195,543
48,726	The J.M. Smucker Co.	4,920,351
27,568	Unilever NV CVA	1,078,398

		8,418,829

Health Care Equipment & Services – 2.6%
39,370	Anthem, Inc.	4,947,628
36,273	Humana, Inc.	5,209,891
49,066	Laboratory Corp. of America Holdings*	5,294,221
78,032	Quest Diagnostics, Inc.	5,232,826

		20,684,566

Household & Personal Products – 1.6%
525,257	Avon Products, Inc.	4,932,163
6,584	L’Oreal SA	1,101,976
123,928	Nu Skin Enterprises, Inc. Class A	5,415,654
82,300	Shiseido Co. Ltd.	1,154,209

		12,604,002

Insurance – 0.1%
141,071	Aegon NV	1,060,286

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Shares	Description	Value

Common Stocks – (continued)
Materials – 1.0%
145,000	Asahi Kasei Corp.	$1,322,752
12,199	BASF SE	1,023,263
36,163	K+S AG (Registered)	997,924
78,872	Reliance Steel & Aluminum Co.	4,832,488

		8,176,427

Pharmaceuticals, Biotechnology & Life Sciences – 2.5%
121,401	Agilent Technologies, Inc.	4,970,157
84,200	Daiichi Sankyo Co. Ltd.	1,177,349
73,702	Eli Lilly & Co.	5,084,701
154,023	Myriad Genetics, Inc.*	5,246,023
36,700	Otsuka Holdings Co. Ltd.	1,100,311
112,700	Sumitomo Dainippon Pharma Co. Ltd.	1,091,372
54,500	Tsumura & Co.	1,205,166

		19,875,079

Retailing – 5.1%
392,660	Ascena Retail Group, Inc.*	4,931,810
319,170	Chico’s FAS, Inc.	5,173,746
154,460	DSW, Inc. Class A	5,761,358
88,150	Foot Locker, Inc.	4,952,267
114,452	GameStop Corp. Class A	3,868,478
20,400	Nitori Holdings Co. Ltd.	1,096,062
14,100	Shimamura Co. Ltd.	1,216,787
355,859	Staples, Inc.	6,448,165
167,734	Urban Outfitters, Inc.*	5,892,495
369,900	Yamada Denki Co. Ltd.	1,241,059

		40,582,227

Semiconductors & Semiconductor Equipment – 0.7%
144,206	Intel Corp.	5,233,236

Software & Services – 4.9%
253,100	Activision Blizzard, Inc.	5,099,965
98,421	AOL, Inc.*	4,544,098
165,007	CA, Inc.	5,024,463
15,453	Cap Gemini SA	1,105,155
180,100	Gree, Inc.	1,084,170
77,176	IAC/InterActiveCorp	4,691,529
36,300	Otsuka Corp.	1,151,017
15,975	SAP SE	1,115,508
196,880	Symantec Corp.	5,050,956
110,644	Teradata Corp.*	4,832,930
368,836	Xerox Corp.	5,112,067

		38,811,858

Technology Hardware & Equipment – 5.5%
114,347	Avnet, Inc.	4,919,208
437,209	Brocade Communications Systems, Inc.	5,176,555
66,800	Brother Industries Ltd.	1,210,907
39,900	Canon, Inc.	1,268,172
165,502	EMC Corp.	4,922,029
35,900	FUJIFILM Holdings Corp.	1,095,437
133,230	Hewlett-Packard Co.	5,346,520
109,000	Konica Minolta, Inc.	1,187,667

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
70,291	QUALCOMM, Inc.	$5,224,730
115,900	Ricoh Co. Ltd.	1,171,640
42,509	SanDisk Corp.	4,165,032
88,591	Telefonaktiebolaget LM Ericsson Class B	1,072,669
344,400	Wacom Co. Ltd.	1,329,746
49,582	Western Digital Corp.	5,488,727

		43,579,039

Telecommunication Services – 1.0%
140,047	AT&T, Inc.	4,704,179
22,200	Nippon Telegraph & Telephone Corp.	1,134,034
77,100	NTT DoCoMo, Inc.	1,122,812
955,759	Telecom Italia SpA*	1,019,305

		7,980,330

Transportation – 0.2%
44,100	Japan Airlines Co. Ltd.	1,307,523

TOTAL COMMON STOCKS
(Cost $325,031,574)		$329,154,682

Preferred Stocks – 0.3%
Automobiles & Components – 0.1%
5,001	Volkswagen AG, EUR 4.06	$1,111,499

Household & Personal Products – 0.2%
10,429	Henkel AG & Co. KGaA, EUR 1.22	1,123,390

TOTAL PREFERRED STOCKS
(Cost $2,197,481)		$2,234,889

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligation – 1.8%
United States Treasury Inflation Indexed Bonds(a)
$15,410,229	0.125%	07/15/24	$14,878,114
(Cost $14,971,398)

Units	Description	Expiration Month	Value

Rights – 0.0%
Consumer Durables & Apparel – 0.0%
6,221	LVMH Moet Hennessy Louis Vuitton SA*	02/15	$108,058

Energy – 0.0%
48,830	Repsol SA*	02/15	27,002

TOTAL RIGHTS
(Cost $0)			$135,060

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Consolidated Schedule of Investments (continued)

December 31, 2014

Shares	Description	Value
Investment Company(b)(c) – 43.7%
Goldman Sachs Financial Square Government Fund – FST Shares
345,603,019	0.006%	$345,603,019
(Cost $345,603,019)

TOTAL INVESTMENTS – 87.4%
(Cost $687,803,472)		$692,005,764

OTHER ASSETS IN EXCESS OF LIABILITIES – 12.6%		99,553,185

NET ASSETS – 100.0%		$791,558,949

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2014.
(c)	Represents an affiliated issuer.

Investment Abbreviation:
CVA	—Dutch Certification

Currency Abbreviations:
CHF	—Swiss Franc
DKK	—Denmark Krone
EUR	—Euro
JPY	—Japanese Yen
NOK	—Norwegian Krone
SEK	—Swedish Krona
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	USD/CHF	03/18/15	$6,214,353	$113,934
	USD/DKK	03/18/15	3,983,681	79,367
	USD/EUR	03/18/15	32,184,445	605,467
	USD/JPY	03/18/15	1,637,389	11,844
	USD/NOK	03/18/15	4,726,620	245,141
	USD/SEK	03/18/15	4,984,931	179,083
TOTAL				$1,234,836

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	CHF/USD	03/18/15	$282,013	$(8,598)
	DKK/USD	03/18/15	154,462	(4,663)
	EUR/USD	03/18/15	1,646,758	(47,763)
	JPY/USD	03/18/15	1,938,134	(20,153)
	NOK/USD	03/18/15	40,170	(160)
	SEK/USD	03/18/15	134,728	(3,646)
	USD/JPY	03/18/15	56,523,334	(17,571)
TOTAL				$(102,554)

FUTURES CONTRACTS — At December 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Index	303	January 2015	$31,164,837	$1,984,283
Brent Crude Futures	(7)	February 2015	(407,470)	83,894
CAC 40 Index	(250)	January 2015	(12,938,460)	(521,827)
CBOE Volatility Index	229	January 2015	4,127,725	211,264
Cocoa Futures	6	March 2015	174,600	(1,278)
Coffee “C” Futures	6	March 2015	374,850	(40,840)
Corn Futures	8	March 2015	158,800	(3,624)
Cotton No. 2 Futures	(8)	March 2015	(241,080)	(4,517)
Crude Oil Futures	(1)	January 2015	(53,270)	(503)
DAX Index	49	March 2015	14,591,131	705,391
Euro-Bund	44	March 2015	8,298,862	148,602
FTSE 100 Index	438	March 2015	44,526,942	2,308,175
FTSE/MIB Index	(36)	March 2015	(4,153,400)	(171,970)
Gas Oil Futures	(8)	February 2015	(417,000)	88,784
Gasoline RBOB Futures	(5)	February 2015	(309,141)	21,293
Hang Seng Index	147	January 2015	22,414,957	186,649
Hard Red Winter Wheat Futures	10	March 2015	313,250	(4,001)
IBEX 35 Index	(101)	January 2015	(12,520,076)	(315,132)
LA Carb Gas Swaps Futures	18	March 2015	530,775	3,673
Lean Hogs Futures	1	February 2015	32,480	(163)
Live Cattle Futures	9	February 2015	588,780	(29,741)
Live Cattle Futures	2	March 2015	217,325	(15,504)
LME Copper Futures	4	January 2015	634,900	(41,408)
LME Copper Futures	(4)	January 2015	(634,900)	14,593
LME Copper Futures	4	February 2015	632,700	(14,807)
LME Copper Futures	(3)	February 2015	(474,525)	494
LME Lead Futures	7	January 2015	323,925	(31,338)
LME Lead Futures	(7)	January 2015	(323,925)	37,087
LME Lead Futures	4	February 2015	185,600	(8,308)
LME Lead Futures	(10)	February 2015	(464,000)	30,994
LME Nickel Futures	4	January 2015	362,112	(45,896)

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Consolidated Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
LME Nickel Futures	(4)	January 2015	$(362,112)	$33,280
LME Nickel Futures	5	February 2015	453,435	(20,304)
LME Nickel Futures	(4)	February 2015	(362,748)	45,748
LME Primary Aluminum Futures	55	January 2015	2,521,406	(318,759)
LME Primary Aluminum Futures	(55)	January 2015	(2,521,406)	200,991
LME Primary Aluminum Futures	55	February 2015	2,529,656	(197,759)
LME Primary Aluminum Futures	(49)	February 2015	(2,253,694)	63,840
LME Zinc Futures	47	January 2015	2,547,400	(159,888)
LME Zinc Futures	(47)	January 2015	(2,547,400)	70,412
LME Zinc Futures	47	February 2015	2,551,219	(70,000)
LME Zinc Futures	(36)	February 2015	(1,954,125)	(13,217)
Long Gilt	56	March 2015	10,432,770	254,709
Natural Gas Futures	(4)	January 2015	(115,560)	31,978
NY Harbor ULSD Futures	3	January 2015	231,034	3,923
OMX Stockholm 30 Index	563	January 2015	10,592,970	508,452
S&P 500 E-mini Index	(131)	March 2015	(13,443,220)	(234,258)
S&P/TSX 60 Index	80	March 2015	11,728,008	724,577
Silver Futures	3	March 2015	233,985	(23,231)
Soybean Futures	2	March 2015	102,350	(3,056)
SPI 200 Index	(17)	March 2015	(1,867,739)	(91,711)
Sugar #11 (World) Futures	(17)	February 2015	(276,461)	30,522
TSE TOPIX Index	134	March 2015	15,745,951	110,972
10 Year Australian Bonds	16	March 2015	1,673,881	38,250
10 Year Canadian Government Bonds	17	March 2015	2,026,889	38,331
10 Year Japanese Government Bonds	30	March 2015	37,015,362	192,814
10 Year U.S. Treasury Notes	563	March 2015	71,386,641	411,732
TOTAL				$6,202,667

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2014(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America Investment Grade Index	$30,160	1.000%	12/20/19	0.661%	$406,260	$87,233

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make or receive a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
JPMorgan Chase Bank, N.A.	S&P GSCI Official Close Index	$14,593	(0.050)%	01/30/15	$(1,990,343)
Deutsche Bank AG	FTSE NAREIT Mortgage Index	3,774	(0.234)	03/20/15	(58,069)
		20,785	(0.233)	03/20/15	931,031
TOTAL					$(1,117,381)

(a)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS DYNAMIC COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2014

Investment Company(a)(b) – 86.1%
Goldman Sachs Financial Square Government Fund – FST Shares
26,469,114	0.006%	$26,469,114
(Cost $26,469,114)

TOTAL INVESTMENTS – 86.1%
(Cost $26,469,114)		$26,469,114

OTHER ASSETS IN EXCESS OF LIABILITIES – 13.9%		4,280,391

NET ASSETS – 100.0%		$30,749,505

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2014.
(b)	Represents an affiliated fund.

ADDITIONAL INVESTMENT INFORMATION

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
Merrill Lynch International	Bloomberg Aluminum Subindex	$268	(0.180)%	01/30/15	$(22,729)
		828	(0.180)	01/30/15	(70,339)
		861	(0.180)	01/30/15	(73,122)
	Bloomberg Brent Crude Subindex	1,150	(0.150)	01/30/15	—
	Bloomberg Coffee Subindex	303	(0.180)	01/30/15	(33,744)
		1,000	(0.180)	01/30/15	(111,382)
	Bloomberg Copper Subindex	369	(0.180)	01/30/15	(2,718)
		406	(0.180)	01/30/15	(2,987)
		559	(0.180)	01/30/15	(4,117)
		563	(0.180)	01/30/15	(4,150)
	Bloomberg Cotton Subindex	419	(0.180)	01/30/15	1,256
	Bloomberg Gold Subindex	2,150	(0.180)	01/30/15	15,377
	Bloomberg Heating Oil Subindex	990	(0.150)	01/30/15	(140,189)
	Bloomberg Kansas Wheat Subindex	420	(0.180)	01/30/15	(8,927)
	Bloomberg Lean Hogs Subindex	368	(0.200)	01/30/15	(29,371)
		380	(0.200)	01/30/15	(30,325)
	Bloomberg Live Cattle Subindex	257	(0.200)	01/30/15	(8,662)
		412	(0.200)	01/30/15	(13,905)
		808	(0.200)	01/30/15	(27,254)
	Bloomberg Natural Gas Subindex	100	(0.150)	01/30/15	(28,842)
		235	(0.150)	01/30/15	(15,175)
		263	(0.150)	01/30/15	(76,077)
		290	(0.150)	01/30/15	(79,590)

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a) (continued)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
Merrill Lynch International (continued)	Bloomberg Natural Gas Subindex	$497	(0.150)%	01/30/15	$(143,474)
		720	(0.150)	01/30/15	(117,018)
		733	(0.150)	01/30/15	(34,959)
	Bloomberg Nickel Subindex	914	(0.180)	01/30/15	(65,408)
	Bloomberg Platinum Subindex	451	(0.180)	01/30/15	(1,389)
		1,906	(0.180)	01/30/15	(5,880)
	Bloomberg Sugar Subindex	696	(0.180)	01/30/15	(47,853)
		711	(0.180)	01/30/15	(48,903)
	Bloomberg Unleaded Gasoline Subindex	324	(0.150)	01/30/15	(62,728)
		608	(0.150)	01/30/15	(117,733)
	Bloomberg WTI Crude Oil Subindex	1,250	(0.150)	01/30/15	—
	Bloomberg Zinc Subindex	380	(0.180)	01/30/15	(7,544)
		416	(0.180)	01/30/15	(8,263)
		513	(0.180)	01/30/15	(10,182)
	Merrill Lynch Commodity index eXtra (Palladium) Excess Return	406	(0.180)	01/30/15	(7,505)
		971	(0.180)	01/30/15	(17,949)
		2,600	(0.180)	01/30/15	(48,053)
	Merrill Lynch Commodity index eXtra Brent Annual Excess Return	611	(0.200)	01/30/15	(78,971)
		1,153	(0.200)	01/30/15	(149,048)
	Merrill Lynch Commodity index WTI Excess Return	2,294	(0.250)	01/30/15	(347,326)
TOTAL					$(2,087,158)

(a)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments

December 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Commodity Index Linked Structured Notes(a)(b)(c)(d)(e) – 6.3%
JPMorgan Chase Bank, NA
$449,000	0.038%	09/11/15	$624,329
540,000	0.045	09/22/15	713,194
500,000	0.032	11/09/15	602,668
610,000	0.031	11/24/15	707,841
640,000	0.102	01/26/16	749,244
UBS AG
463,000	0.003	07/20/15	648,883
587,000	0.003	08/07/15	848,185
87,000	0.003	11/16/15	74,972
500,000	0.090	12/14/15	646,048
250,000	0.102	01/19/16	264,691

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $4,626,000)			$5,880,055

Shares	Distribution Rate	Value

Investment Company(e)(f) – 82.9%
Goldman Sachs Financial Square Government Fund – FST Shares
76,606,111	0.006%	$76,606,111
(Cost $76,606,111)

TOTAL INVESTMENTS – 89.2%
(Cost $81,232,111)		$82,486,166

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.8%		9,965,146

NET ASSETS – 100.0%		$92,451,312

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security is linked to the Dow Jones-UBS Commodity Index Total Return (the “DJ-UBSCI Total Return”). The DJ-UBSCI Total Return is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The DJUBSCI Total Return is composed of nineteen commodities in eight diverse sectors: energy, petroleum, precious metals, industrial metals, grains, livestock, softs, and agriculture.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,880,055, which represents approximately 6.3% of net assets as of December 31, 2014.
(c)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.
(d)	Interest rate disclosed is contingent upon LIBOR as of December 31, 2014 minus a spread.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2014.
(f)	Represents an affiliated issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
EURIBOR	—Euro Interbank Offered Rate
LIBOR	—London Interbank Offered Rate
STIBOR	—Stockholm Interbank Offered Rate

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
TRY	—Turkish Lira
USD	—United States Dollar
ZAR	—South African Rand

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	BRL/USD	01/05/15	$1,873,448	$31,732
	COP/USD	03/18/15	811,554	14,518
	IDR/USD	03/18/15	700,617	28,617
	NOK/USD	03/18/15	749,832	2,692
	RUB/USD	03/18/15	379,372	52,133
	USD/AUD	03/18/15	2,468,915	60,958
	USD/BRL	01/05/15	1,858,400	78,285
	USD/CAD	03/18/15	3,523,414	74,090
	USD/CHF	03/18/15	82,589	1,490
	USD/COP	03/18/15	2,794,327	86,399
	USD/CZK	03/18/15	4,127,579	84,176
	USD/EUR	03/18/15	3,883,203	77,254
	USD/GBP	03/18/15	4,922,715	27,031
	USD/HUF	03/18/15	3,403,012	161,083
	USD/IDR	03/18/15	3,617,470	27,188
	USD/JPY	03/18/15	161,859	3,183
	USD/KRW	03/18/15	929,386	6,566
	USD/MXN	03/18/15	4,925,631	223,736
	USD/MYR	03/18/15	4,886,058	101,343
	USD/NOK	03/18/15	2,611,023	134,602
	USD/PLN	03/18/15	3,758,499	172,481
	USD/RUB	03/18/15	1,187,600	97,942
	USD/SEK	03/18/15	3,718,232	132,017
	USD/TRY	03/18/15	973,782	37,168
	USD/ZAR	03/18/15	1,817,930	52,954
TOTAL				$1,769,638

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	BRL/USD	01/05/15	$90,287	$(3,964)
	CAD/USD	03/18/15	63,593	(1,111)
	CHF/USD	03/18/15	14,101	(380)
	EUR/USD	03/18/15	224,008	(3,905)
	GBP/USD	03/18/15	646,445	(4,424)
	INR/USD	03/18/15	5,403,085	(103,838)
	JPY/USD	03/18/15	211,983	(2,023)
	MXN/USD	03/18/15	1,669,991	(5,643)
	MYR/USD	03/18/15	817,180	(2,865)
	SEK/USD	03/18/15	279,515	(8,087)
	USD/AUD	03/18/15	129,942	(296)
	USD/BRL	01/05/15	105,335	(3,014)
	USD/BRL	02/03/15	1,858,410	(32,763)
	USD/CAD	03/18/15	17,187	(49)
	USD/CLP	03/18/15	3,469,045	(53,218)
	USD/INR	03/18/15	1,936,366	(27,793)
	USD/JPY	03/18/15	2,114,195	(751)

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc. (continued)	USD/KRW	03/18/15	$2,806,379	$(37,864)
	USD/NZD	03/18/15	2,478,662	(22,794)
	USD/TRY	03/18/15	1,585,031	(41,263)
	USD/ZAR	03/18/15	861,125	(15,709)
TOTAL				$(371,754)

FUTURES CONTRACTS — At December 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Index	33	January 2015	$3,394,190	$254,367
BIST 30 Index	465	February 2015	2,130,250	8,413
CAC 40 Index	(10)	January 2015	(517,538)	(21,228)
DAX Index	10	March 2015	2,977,782	115,913
DJIA Mini-e-CBOT	58	March 2015	5,148,080	79,359
FTSE 100 Index	(14)	March 2015	(1,423,236)	(68,288)
FTSE/JSE Top 40 Index	(36)	March 2015	(1,377,353)	(78,162)
FTSE/MIB Index	(14)	March 2015	(1,615,211)	(43,546)
Hang Seng Index	8	January 2015	1,219,862	10,158
H-Shares Index	24	January 2015	1,855,248	25,479
IBEX 35 Index	22	January 2015	2,727,145	89,523
KOSPI 200 Index	(28)	March 2015	(3,107,856)	112,141
MSCI Taiwan Index	90	January 2015	3,087,900	36,495
NASDAQ 100 E-mini Index	49	March 2015	4,148,095	19,684
Nikkei 225 Index	20	March 2015	2,913,675	(48,539)
OMX Stockholm 30 Index	216	January 2015	4,064,088	194,591
Russell 2000 Mini Index	33	March 2015	3,962,310	142,989
S&P 500 E-mini Index	47	March 2015	4,823,140	79,710
S&P/TSX 60 Index	(5)	March 2015	(733,001)	(39,952)
SET50 Index	272	March 2015	1,635,472	(56,907)
SGX S&P CNX Nifty Index	189	January 2015	3,159,702	58,382
SPI 200 Index	(15)	March 2015	(1,648,005)	(79,144)
TSE TOPIX Index	26	March 2015	3,055,185	(87,020)
TOTAL				$704,418

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000’s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	158,330	03/18/16	0.2500%	6 Month EURIBOR	$(8,448)	$180,149
GBP	105,400	03/18/16	0.7500	6 Month LIBOR	(142,840)	69,294
SEK	1,363,880	03/18/16	0.2500	3 Month STIBOR	(5,490)	25,067
	$140,330	03/18/16	0.5000	3 Month LIBOR	101,122	(214,060)
CAD	9,480	03/18/20	1.7500	3 Month BA	(24,139)	(2,497)
CHF	11,470	03/18/20	0.2500	6 Month LIBOR	(13,856)	113,425
EUR	7,950	03/18/20	0.5000	6 Month EURIBOR	(17,149)	73,382
GBP	3,380	03/18/20	1.5000	6 Month LIBOR	(19,601)	18,832
JPY	2,206,710	03/18/20	0.2500	6 Month LIBOR	(15,560)	29,085
SEK	61,450	03/18/20	1.0000	3 Month STIBOR	(5,599)	125,415
	$6,390	03/18/20	2.0000	3 Month LIBOR	12,025	27,090
EUR	9,340	03/18/25	1.0000	6 Month EURIBOR	(50,662)	222,039
GBP	11,860	03/18/25	6 Month LIBOR	2.0000%	266,665	(482,170)
JPY	1,476,980	03/18/25	6 Month LIBOR	0.7500	(16,353)	(240,507)
	$15,070	03/18/25	3 Month LIBOR	2.5000	(314,253)	106,854
EUR	2,750	03/18/45	6 Month EURIBOR	1.7500	14,864	(247,289)
GBP	5,130	03/18/45	2.5000	6 Month LIBOR	(118,427)	586,121
JPY	408,060	03/18/45	1.5000	6 Month LIBOR	(152,132)	290,795
	$6,270	03/18/45	3.0000	3 Month LIBOR	417,620	(60,891)
	TOTAL				$(92,213)	$620,134

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2014

Shares	Description	Value

Common Stocks – 99.1%
Australia – 12.8%
616,534	Charter Hall Group (REIT) (Diversified)	$2,259,666
430,022	Dexus Property Group (REIT) (Diversified)	2,434,291
2,578,370	GPT Group (REIT) (Diversified)	9,124,975
4,559,627	Mirvac Group (REIT) (Diversified)	6,595,734
2,585,557	Scentre Group (REIT) (Retail)*	7,325,333
2,923,109	Stockland (REIT) (Diversified)	9,768,692
1,734,494	Westfield Corp. Trust (REIT) (Retail)	12,714,476

		50,223,167

Canada – 6.6%
102,449	Allied Properties Real Estate Investment Trust (REIT) (Office)	3,301,507
124,604	Artis Real Estate Investment Trust (REIT) (Retail)	1,520,817
138,324	Calloway Real Estate Investment Trust (REIT) (Retail)	3,250,340
93,116	Canadian Apartment Properties Real Estate Investment Trust (REIT) (Residential)	2,014,120
63,426	Canadian Real Estate Investment Trust (REIT) (Diversified)	2,499,808
40,946	Dream Office Real Estate Investment Trust (REIT) (Office)	886,376
47,795	Granite Real Estate Investment Trust (REIT) (Industrial)	1,697,385
230,766	H&R Real Estate Investment Trust (REIT) (Diversified)	4,316,186
288,232	RioCan Real Estate Investment Trust (REIT) (Retail)	6,557,042

		26,043,581

China – 2.2%
2,905,800	China Vanke Co. Ltd. Class H (Residential)*	6,446,071
4,825,000	Fu Shou Yuan International Group Ltd. (Diversified)	2,318,826

		8,764,897

Finland – 0.7%
853,915	Citycon OYJ (Retail)	2,633,759

France – 8.0%
251,754	Klepierre (REIT) (Retail)	10,809,860
79,878	Unibail-Rodamco SE (REIT) (Diversified)	20,491,553

		31,301,413

Germany – 2.4%
404,930	Deutsche Wohnen AG (Residential)	9,552,192

Common Stocks – (continued)
Hong Kong – 13.2%
4,761,000	Fortune Real Estate Investment Trust (REIT) (Retail)	$4,817,751
518,050	Henderson Land Development Co. Ltd. (Diversified)	3,600,587
1,601,000	Hongkong Land Holdings Ltd. (Office)	10,786,783
2,933,000	Kerry Properties Ltd. (Diversified)	10,580,761
2,113,026	Sino Land Co. Ltd. (Diversified)	3,392,051
1,219,475	Sun Hung Kai Properties Ltd. (Diversified)	18,475,595

		51,653,528

India – 2.0%
7,699,000	Ascendas India Trust (Office)	4,754,799
380,364	Sobha Ltd. (Residential)	2,897,234

		7,652,033

Indonesia – 1.3%
40,889,400	PT Summarecon Agung Tbk (Diversified)	5,018,688

Japan – 24.9%
255	Activia Properties, Inc. (REIT) (Diversified)	2,217,320
1,127	Comforia Residential REIT, Inc. (REIT) (Residential)	2,463,762
331,300	Daibiru Corp. (Office)	3,116,324
13,284	Invincible Investment Corp. (REIT) (Diversified)	5,563,970
2,348	Japan Excellent, Inc. (REIT) (Office)	3,130,356
1,443,000	Mitsubishi Estate Co. Ltd. (Diversified)	30,405,274
677,000	Mitsui Fudosan Co. Ltd. (Office)	18,154,133
1,942	Nippon Prologis Real Estate Investment Trust, Inc. (REIT) (Industrial)	4,216,577
2,316	Nomura Real Estate Office Fund, Inc. (REIT) (Office)	11,484,596
188,000	Sumitomo Realty & Development Co. Ltd. (Office)	6,405,001
445,900	Tokyu Fudosan Holdings Corp. (Diversified)	3,093,792
1,632	Top REIT, Inc. (REIT) (Diversified)	7,322,730

		97,573,835

Malaysia – 0.2%
2,097,900	UEM Sunrise Bhd (Diversified)	840,789

Netherlands – 1.5%
122,864	Corio NV (REIT) (Retail)	6,016,881

Norway – 0.6%
221,337	Entra ASA (Office)*(a)	2,271,875

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Shares	Description	Value

Common Stocks – (continued)
Singapore – 4.2%
474,000	City Developments Ltd. (Diversified)	$3,656,930
4,035,000	Global Logistic Properties Ltd. (Industrial)	7,522,865
2,761,000	Keppel Real Estate Investment Trust (REIT) (Office)	2,535,786
1,182,000	Keppel Telecommunications & Transportation Ltd. (Industrial)	1,313,399
2,272,000	Mapletree Greater China Commercial Trust (REIT) (Diversified)	1,626,062

		16,655,042

Spain – 1.1%
341,132	Merlin Properties Socimi SA (REIT) (Diversified)*	4,140,251

Sweden – 0.8%
250,292	Hufvudstaden AB Class A (Diversified)	3,248,018

Switzerland – 1.5%
67,935	PSP Swiss Property AG (Registered) (Office)*	5,846,695

Taiwan – 0.5%
834,500	Chong Hong Construction Co. (Residential)	1,780,709

United Kingdom – 14.6%
580,985	Big Yellow Group PLC (REIT) (Industrial)	5,474,462
1,048,505	British Land Co. PLC (REIT) (Diversified)	12,643,558
682,647	Capital & Counties Properties PLC (Retail)	3,857,313
165,903	Derwent London PLC (REIT) (Office)	7,744,970
1,265,194	Hammerson PLC (REIT) (Retail)	11,848,428
342,360	Helical Bar PLC (Diversified)	2,042,363
335,702	Kennedy Wilson Europe Real Estate PLC (Other)	5,520,025
2,247,537	Quintain Estates & Development PLC (Diversified)*	3,336,618
636,575	Unite Group PLC (Residential)	4,588,896

		57,056,633

TOTAL INVESTMENTS – 99.1%
(Cost $366,662,367)		$388,273,986

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		3,548,828

NET ASSETS – 100.0%		$391,822,814

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,271,875, which represents approximately 0.6% of net assets as of December 31, 2014.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2014

Shares	Description	Value
Common Stocks – 97.7%
Commercial – 26.5%
106,337	Alexandria Real Estate Equities, Inc. (REIT)	$9,436,345
243,917	Boston Properties, Inc. (REIT)	31,389,679
376,688	Corporate Office Properties Trust (REIT)	10,686,639
355,661	DCT Industrial Trust, Inc. (REIT)	12,682,871
922,411	Empire State Realty Trust, Inc. Class A (REIT)	16,215,985
317,813	Highwoods Properties, Inc. (REIT)	14,072,760
78,702	Mack-Cali Realty Corp. (REIT)	1,500,060
666,864	Parkway Properties, Inc. (REIT)	12,263,629
579,151	Prologis, Inc. (REIT)	24,920,868
127,965	PS Business Parks, Inc. (REIT)	10,178,336
25,241	SL Green Realty Corp. (REIT)	3,004,184
73,832	Terreno Realty Corp. (REIT)	1,523,154
103,964	Vornado Realty Trust (REIT)	12,237,602

		160,112,112

Health Care – 11.4%
223,490	Brookdale Senior Living, Inc.*	8,195,378
176,629	HCP, Inc. (REIT)	7,776,975
105,736	Health Care REIT, Inc. (REIT)	8,001,043
215,681	National Health Investors, Inc. (REIT)	15,089,043
412,135	Ventas, Inc. (REIT)	29,550,080

		68,612,519

Leisure – 12.0%
572,543	Chesapeake Lodging Trust (REIT)	21,304,325
236,708	Hyatt Hotels Corp. Class A*	14,252,189
288,975	Pebblebrook Hotel Trust (REIT)	13,185,929
524,482	RLJ Lodging Trust (REIT)	17,585,881
455,387	Strategic Hotels & Resorts, Inc. (REIT)*	6,024,770

		72,353,094

Multifamily – 16.4%
225,892	AvalonBay Communities, Inc. (REIT)	36,908,494
218,684	Equity Residential (REIT)	15,710,259
32,443	Essex Property Trust, Inc. (REIT)	6,702,724

Common Stocks – (continued)
Multifamily – (continued)
281,164	Mid-America Apartment Communities, Inc. (REIT)	$20,997,327
318,413	Post Properties, Inc. (REIT)	18,713,132

		99,031,936

Other – 1.8%
45,059	American Tower Corp. (REIT)	4,454,082
410,134	Kennedy Wilson Europe Real Estate PLC	6,743,928

		11,198,010

Retail – 24.9%
452,988	Acadia Realty Trust (REIT)	14,509,206
751,673	Brixmor Property Group, Inc. (REIT)	18,671,557
452,989	CBL & Associates Properties, Inc. (REIT)	8,797,046
970,859	DDR Corp. (REIT)	17,824,971
306,999	Simon Property Group, Inc. (REIT)	55,907,588
100,330	Taubman Centers, Inc. (REIT)	7,667,219
326,223	The Macerich Co. (REIT)	27,210,260

		150,587,847

Self Storage – 4.7%
155,000	Public Storage (REIT)	28,651,750

TOTAL INVESTMENTS – 97.7%
(Cost $417,971,893)		$590,547,268

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%		13,763,519

NET ASSETS – 100.0%		$604,310,787

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT — At December 31, 2014, the Fund had the following forward foreign currency exchange contracts:

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Barclays Bank PLC	USD/GBP	01/09/15	$6,689,900	$34,345

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Assets and Liabilities

December 31, 2014

Absolute Return Tracker Fund(a)
Assets:
Investments in unaffiliated issuers, at value (cost $211,785,258, $250,832,018, $342,200,453, $–, $4,626,000, $366,662,367 and $417,971,893)	$209,263,704
Investments in affiliated issuers, at value (cost $1,556,508,230, $444,385,962, $345,603,019, $26,469,114, $76,606,111, $– and $–)	1,556,508,230
Cash	139,340,692
Foreign currencies, at value (cost $151,426, $—, $28,363,547, $—, $309,586, $973,647 and $25,625)	150,555
Receivables:
Collateral on certain derivative contracts(b)	83,368,801
Fund shares sold	3,727,061
Unrealized gain on swap contracts	2,654,835
Variation margin on certain derivative contracts	1,101,021
Unrealized gain on forward foreign currency exchange contracts	652,340
Reimbursement from investment adviser	62,138
Dividends	20,002
Investments sold	—
Investments sold on an extended-settlement basis	—
Foreign tax reclaims	—
Deferred offering costs	—
Other assets	9,928
Total assets	1,996,859,307

Liabilities:
Payables:
Fund shares redeemed	6,438,582
Written options, at value (premiums received $7,265,961 for the Absolute Return Tracker Fund)	5,669,001
Unrealized loss on swap contracts	4,840,487
Management fees	1,016,922
Unrealized loss on forward foreign currency exchange contracts	480,262
Distribution and Service fees and Transfer Agent fees	119,321
Investments purchased	10,267
Investments purchased on an extended-settlement basis	—
Forward sale contracts, at value (proceeds received, $4,335,078 for Commodity Strategy Fund)	—
Variation margin on certain derivative contracts	—
Foreign capital gains taxes	—
Accrued expenses and other liabilities	380,378
Total liabilities	18,955,220

Net Assets:
Paid-in capital	1,957,664,225
Undistributed (distributions in excess of) net investment income (loss)	4,444,066
Accumulated net realized gain (loss)	9,675,803
Net unrealized gain (loss)	6,119,993
NET ASSETS	$1,977,904,087
Net Assets:
Class A	$64,119,532
Class C	28,736,478
Institutional	1,874,702,950
Service	—
Class IR	8,046,236
Class R	2,298,891
Total Net Assets	$1,977,904,087
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	7,115,982
Class C	3,366,534
Institutional	203,406,871
Service	—
Class IR	878,989
Class R	259,760
Net asset value, offering and redemption price per share:(c)
Class A	$9.01
Class C	8.54
Institutional	9.22
Service	—
Class IR	9.15
Class R	8.85

(a)	Statements of Assets and Liabilities for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds are consolidated and includes the balances of Goldman Sachs Cayman Commodity-ART Fund, Ltd., Goldman Sachs Cayman Commodity Fund, Ltd., Goldman Sachs Cayman Commodity-DAF Fund, Ltd. and Goldman Sachs DCS Cayman Commodity Fund, Ltd. (wholly-owned Subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Segregated for initial margin and collateral on transactions as follows:

Fund	Forwards	Futures	Options	Swaps
Absolute Return Tracker	$—	$18,760,152	$60,909,180	$3,699,469
Commodity Strategy	—	—	—	176,271,719
Dynamic Allocation	(800,000)	5,495,269	—	14,005,485
Dynamic Commodity Strategy	—	—-	—	4,090,000
Managed Futures Strategy	(1,260,000)	3,466,084	—	1,680,463

(c)	Maximum public offering price per share for Class A shares of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy, Managed Futures Strategy, International Real Estate Securities and Real Estate Securities Funds is $9.53, $4.07, $11.10, $8.23, $10.23, $6.75 and $20.98, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)	Dynamic Allocation Fund(a)	Dynamic Commodity Strategy Fund(a)	Managed Futures Strategy Fund	International Real Estate Securities Fund	Real Estate Securities Fund

$257,766,198	$346,402,745	$—	$5,880,055	$388,273,986	$590,547,268
444,385,962	345,603,019	26,469,114	76,606,111	—	—
105,353,108	51,132,377	2,369,177	4,643,735	109,899	10,984,243
—	27,976,589	—	306,835	972,819	25,569

176,271,719	18,700,754	4,090,000	3,886,547	—	—
6,794,237	1,599,983	—	21,300	251,638	389,744
—	931,031	16,633	—	—	—
—	1,266,314	—	51,821	—	—
—	1,234,836	—	1,769,638	—	34,345
84,954	186,846	8,467	56,250	51,318	53,826
1,186,614	283,324	172	470	1,402,333	3,254,318
—	—	—	—	2,008,150	—
28,199,063	—	—	—	—	—
—	—	—	—	72,777	—
—	—	109,945	1,419	—	—
8,308	5,935	—	682	377	160
1,020,050,163	795,323,753	33,063,508	93,224,863	393,143,297	605,289,473

–

13,830,717	650,428	—	69,685	749,728	276,507
—	—	—	—	—	—
108,478,220	2,048,412	2,103,791	—	—	—
386,090	537,108	33,179	68,087	324,635	492,147
—	102,554	—	371,754	—	—
73,626	99,443	1,119	5,056	18,254	64,573
3,609	2,128	174	477	5,440	—
24,964,961	—	—	—	—	—
4,341,563	—	—	—	—	—
219,755	—	—	109,724	—	—
—	—	—	—	99,439	—
311,342	324,731	175,740	148,768	122,987	145,459
152,609,883	3,764,804	2,314,003	773,551	1,320,483	978,686

1,086,834,119	769,436,982	32,889,861	92,836,279	965,489,845	445,535,571
(16,900,562)	(354,767)	(53,198)	1,227,578	(10,539,438)	1,050,857
(100,289,020)	12,363,946	—	(5,593,854)	(584,602,458)	(14,885,305)
(102,204,257)	10,112,788	(2,087,158)	3,981,309	21,474,865	172,609,664
$867,440,280	$791,558,949	$30,749,505	$92,451,312	$391,822,814	$604,310,787

$85,199,799	$78,099,952	$53,171	$2,697,885	$10,016,782	$73,103,311
8,149,337	41,298,602	7,814	896,711	1,961,723	16,496,932
764,809,145	645,286,331	30,649,248	88,381,432	379,651,156	502,406,729
—	—	—	—	—	3,527,248
7,739,721	26,862,011	19,669	390,752	193,153	6,900,001
1,542,278	12,053	19,603	84,532	—	1,876,566
$867,440,280	$791,558,949	$30,749,505	$92,451,312	$391,822,814	$604,310,787

21,879,045	7,446,211	6,767	279,026	1,570,070	3,687,192
2,174,809	4,067,375	1,000	94,868	307,596	854,070
194,612,569	60,840,615	3,893,000	9,043,405	61,294,695	24,896,961
—	—	—	—	—	176,903
1,966,937	2,540,880	2,500	40,152	30,517	346,686
401,076	1,159	2,500	8,813	—	95,131

$3.89	$10.49	$7.86	$9.67	$6.38	$19.83
3.75	10.15	7.82	9.45	6.38	19.32
3.93	10.61	7.88	9.77	6.19	20.18
—	—	—	—	—	19.94
3.93	10.57	7.87	9.73	6.33	19.90
3.85	10.40	7.84	9.59	—	19.73

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2014

Absolute Return Tracker Fund(a)
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $0, $0, $74,104, $0, $0, $1,066,325 and $0)	$2,081,875
Dividends — affiliated issuers	88,826
Interest	—
Total investment income	2,170,701

Expenses:
Management fees	20,844,712
Transfer Agent fees(c)	963,214
Distribution and Service fees(c)	519,702
Professional fees	314,683
Printing and mailing costs	280,804
Custody, accounting and administrative services	119,437
Registration fees	84,981
Organization costs	50,000
Trustee fees	26,623
Amortization of offering costs	—
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Other	77,241
Total expenses	23,281,397
Less — expense reductions	(10,181,567)
Net expenses	13,099,830
NET INVESTMENT INCOME (LOSS)	(10,929,129)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	3,226,405
Futures contracts	32,333,602
Swap contracts	28,278,532
Forward foreign currency exchange contracts	12,640,984
Foreign currency transactions	(1,523,665)
Written options	30,178,199
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $99,439 for International Real Estate Fund)	(8,701,265)
Futures contracts	(15,075,142)
Swap contracts	(7,315,532)
Forward foreign currency exchange contracts	231,028
Foreign currency translation	(45,596)
Written options	(5,173,335)
Net realized and unrealized gain (loss)	69,054,215
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$58,125,086

(a)	Statements of Operations for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds are consolidated and includes the balances of Goldman Sachs Cayman Commodity-ART Fund, Ltd., Goldman Sachs Cayman Commodity Fund, Ltd., Goldman Sachs Cayman Commodity-DAF Fund, Ltd. and Goldman Sachs DCS Cayman Commodity Fund, Ltd.(wholly-owned subsidiary), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Fund commenced operations on April 30, 2014.
(c)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Absolute Return Tracker	$217,527	$—	$292,061	$10,114	$165,322	$—	$55,492	$705,076	$—	$33,481	$3,843
Commodity Strategy	552,968	—	116,119	8,445	287,540	—	15,095	459,937	—	15,931	2,196
Dynamic Allocation	266,496	—	511,382	60	202,538	—	97,163	273,005	—	65,281	22
Dynamic Commodity Strategy	50	—	62	78	26	—	8	9,749	—	21	20
Managed Futures Strategy	6,989	—	13,617	400	5,312	—	2,587	37,581	—	689	152
International Real Estate Securities	30,104	—	21,795	—	22,879	—	4,141	153,086	—	1,268	—
Real Estate Securities	153,028	6,741	141,270	6,246	116,302	1,281	26,841	193,109	1,384	7,369	2,373

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)	Dynamic Allocation Fund(a)	Dynamic Commodity Strategy Fund(a)(b)	Managed Futures Strategy Fund	International Real Estate Securities Fund	Real Estate Securities Fund

$2,212	$4,308,111	$—	$—	$17,819,328	$14,137,293
39,883	24,099	1,258	4,861	—	—
4,762,257	537,946	—	—	—	—
4,804,352	4,870,156	1,258	4,861	17,819,328	14,137,293

6,982,864	7,870,426	195,432	985,508	4,174,790	5,673,687
780,699	638,009	9,824	46,321	181,374	348,659
677,532	777,938	190	21,006	51,899	307,285
242,545	203,184	142,634	217,358	102,450	99,888
314,774	168,479	16,871	36,960	43,685	59,973
176,209	86,747	15,865	50,227	206,715	84,884
139,268	84,205	5,643	87,824	58,504	125,718
—	50,000	62,000	—	—	—
25,160	23,383	18,992	23,562	24,518	24,875
—	—	158,102	—	—	—
—	—	—	—	—	8,652
—	—	—	—	—	8,652
134,885	77,274	4,620	79,531	32,135	28,980
9,473,936	9,979,645	630,173	1,548,297	4,876,070	6,771,253
(1,197,742)	(1,785,912)	(444,169)	(428,491)	(607,792)	(685,334)
8,276,194	8,193,733	186,004	1,119,806	4,268,278	6,085,919
(3,471,842)	(3,323,577)	(184,746)	(1,114,945)	13,551,050	8,051,374

2,234,666	41,809,169	—	(308,159)	26,865,097	47,916,045
(3,255,801)	5,007,429	—	(2,724,948)	—	—
(322,351,421)	(1,715,042)	(6,031,766)	(533,927)	—	—
—	8,060,879	—	1,337,539	—	205,618
—	(2,302,487)	—	89,777	336,079	(48,539)
—	—	—	—	—	—

7,787,587	(17,333,777)	—	1,254,055	(33,877,125)	90,508,767
(2,642,561)	(7,969,569)	—	(2,284,005)	—	—
(125,686,946)	(3,571,437)	(2,087,158)	176,656	—	—
—	1,132,282	—	1,269,095	—	34,345
—	(244,325)	—	1,005	187,764	—
—	—	—	—	—	—
(443,914,476)	22,873,122	(8,118,924)	(1,722,912)	(6,488,185)	138,616,236
$(447,386,318)	$19,549,545	$(8,303,670)	$(2,837,857)	$7,062,865	$146,667,610

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Changes in Net Assets

	Absolute Return Tracker Fund(a)
	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013
From operations:
Net investment loss	$(10,929,129)	$(15,572,211)
Net realized gain (loss)	105,134,057	110,550,231
Net change in unrealized gain (loss)	(36,079,842)	33,458,777
Net increase (decrease) in net assets resulting from operations	58,125,086	128,436,797

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Institutional Shares	(8,153,948)	—
Class IR Shares	(5,005)	—
Class R Shares	—	—
From net realized gains
Class A Shares	(2,391,928)	(5,863,960)
Class C Shares	(1,140,755)	(1,717,837)
Institutional Shares	(68,803,230)	(84,082,168)
Class IR Shares	(303,610)	(1,126,965)
Class R Shares	(87,089)	(101,796)
Total distributions to shareholders	(80,885,565)	(92,892,726)

From share transactions:
Proceeds from sales of shares	776,459,757	731,911,231
Reinvestment of distributions	58,717,510	75,711,649
Cost of shares redeemed	(582,656,204)	(640,468,804)
Net increase (decrease) in net assets resulting from share transactions	252,521,063	167,154,076
TOTAL INCREASE (DECREASE)	229,760,584	202,698,147

Net assets:
Beginning of year	1,748,143,503	1,545,445,356
End of year	$1,977,904,087	$1,748,143,503
Undistributed (distributions in excess of) net investment loss	$4,444,066	$44,537

(a)	Statements of Changes in Net Assets for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy Funds are consolidated and includes the balances of Goldman Sachs Cayman Commodity ART Fund, Ltd., Goldman Sachs Cayman Commodity Fund, Ltd., Goldman Sachs Cayman Commodity-DAF Fund, Ltd. and Goldman Sachs DCS Cayman Commodity Fund, Ltd.(wholly-owned subsidiary), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on April 30, 2014.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)		Dynamic Allocation Fund(a)		Dynamic Commodity Strategy Fund(a)	Managed Futures Strategy Fund
For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013	For the Period Ended December 31, 2014(b)	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013

$(3,471,842)	$(7,980,657)	$(3,323,577)	$(11,324,326)	$(184,746)	$(1,114,945)	$(354,036)
(323,372,556)	(31,539,128)	50,859,948	59,588,793	(6,031,766)	(2,139,718)	(1,890,835)
(120,541,920)	22,783,064	(27,986,826)	13,105,061	(2,087,158)	416,806	2,505,183
(447,386,318)	(16,736,721)	19,549,545	61,369,528	(8,303,670)	(2,837,857)	260,312

—	—	(375,195)	—	—	—	—
(901,234)	—	(6,603,398)	(123,518)	—	—	—
(2,606)	—	(224,358)	—	—	—	—
—	—	(50)	—	—	—	—

—	—	(4,315,196)	(5,914,684)	—	(27,556)	—
—	—	(2,376,606)	(2,279,831)	—	(9,019)	—
—	—	(34,020,496)	(26,089,608)	—	(830,088)	—
—	—	(1,453,940)	(1,833,404)	—	(3,992)	—
—	—	(647)	(379)	—	(796)	—
(903,840)	—	(49,369,886)	(36,241,424)	—	(871,451)	—

896,376,938	777,604,450	137,756,095	353,297,405	40,053,175	16,538,574	115,661,480
745,658	—	48,408,082	35,543,733	—	870,756	—
(1,042,611,953)	(418,193,811)	(403,654,580)	(656,330,760)	(1,000,000)	(31,236,213)	(26,366,759)
(145,489,357)	359,410,639	(217,490,403)	(267,489,622)	39,053,175	(13,826,883)	89,294,721
(593,779,515)	342,673,918	(247,310,744)	(242,361,518)	30,749,505	(17,536,191)	89,555,033

1,461,219,795	1,118,545,877	1,038,869,693	1,281,231,211	—	109,987,503	20,432,470
$867,440,280	$1,461,219,795	$791,558,949	$1,038,869,693	$30,749,505	$92,451,312	$109,987,503
$(16,900,562)	$(1,363,771)	$(354,767)	$23,306	$(53,198)	$1,227,578	$(220,064)

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Changes in Net Assets (continued)

	International Real Estate Securities
	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013
From operations:
Net investment income	$13,551,050	$10,553,459
Net realized gain	27,201,176	35,564,500
Net change in unrealized gain (loss)	(33,689,361)	(23,807,736)
Net increase in net assets resulting from operations	7,062,865	22,310,223

Distributions to shareholders:
From net investment income
Class A Shares	(381,081)	(626,315)
Class B Shares	—	—
Class C Shares	(56,634)	(93,251)
Institutional Shares	(15,209,932)	(18,260,616)
Service Shares	—	—
Class IR Shares	(17,794)	(66,565)
Class R Shares	—	—
Total distributions to shareholders	(15,665,441)	(19,046,747)

From share transactions:
Proceeds from sales of shares	89,554,549	120,344,236
Reinvestment of distributions	14,792,193	17,931,523
Cost of shares redeemed	(109,099,521)	(78,193,507)
Net increase (decrease) in net assets resulting from share transactions	(4,752,779)	60,082,252
TOTAL INCREASE (DECREASE)	(13,355,355)	63,345,728

Net assets:
Beginning of year	405,178,169	341,832,441
End of year	$391,822,814	$405,178,169
Undistributed (distributions in excess of) net investment income	$(10,539,438)	$(21,176,063)

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Real Estate Securities Fund
For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013

$8,051,374	$6,979,737
48,073,124	33,417,940
90,543,112	(31,250,043)
146,667,610	9,147,634

(936,693)	(895,359)
(7,426)	(9,319)
(146,583)	(121,367)
(8,797,749)	(7,494,091)
(51,405)	(58,033)
(61,153)	(12,782)
(16,549)	(7,946)
(10,017,558)	(8,598,897)

140,510,270	179,269,692
9,551,570	8,115,358
(171,676,700)	(163,060,641)
(21,614,860)	24,324,409
115,035,192	24,873,146

489,275,595	464,402,449
$604,310,787	$489,275,595
$1,050,857	$732,283

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	$9.12	$(0.09)	$0.33	$0.24	$—	$(0.35)	$(0.35)
2014 - C	8.72	(0.15)	0.32	0.17	—	(0.35)	(0.35)
2014 - Institutional	9.32	(0.05)	0.34	0.29	(0.04)	(0.35)	(0.39)
2014 - IR	9.24	(0.07)	0.34	0.27	(0.01)	(0.35)	(0.36)
2014 - R	8.98	(0.11)	0.33	0.22	—	(0.35)	(0.35)
2013 - A	8.95	(0.12)	0.82	0.70	—	(0.53)	(0.53)
2013 - C	8.65	(0.18)	0.78	0.60	—	(0.53)	(0.53)
2013 - Institutional	9.10	(0.09)	0.84	0.75	—	(0.53)	(0.53)
2013 - IR	9.04	(0.10)	0.83	0.73	—	(0.53)	(0.53)
2013 - R	8.85	(0.14)	0.80	0.66	—	(0.53)	(0.53)
2012 - A	8.79	(0.13)	0.33	0.20	—	(0.04)	(0.04)
2012 - C	8.56	(0.19)	0.32	0.13	—	(0.04)	(0.04)
2012 - Institutional	8.90	(0.09)	0.33	0.24	—	(0.04)	(0.04)
2012 - IR	8.86	(0.11)	0.33	0.22	—	(0.04)	(0.04)
2012 - R	8.72	(0.15)	0.32	0.17	—	(0.04)	(0.04)
2011 - A	9.25	(0.12)	(0.23)	(0.35)	—	(0.11)	(0.11)
2011 - C	9.08	(0.18)	(0.23)	(0.41)	—	(0.11)	(0.11)
2011 - Institutional	9.34	(0.08)	(0.25)	(0.33)	—	(0.11)	(0.11)
2011 - IR	9.31	(0.09)	(0.25)	(0.34)	—	(0.11)	(0.11)
2011 - R	9.20	(0.14)	(0.23)	(0.37)	—	(0.11)	(0.11)
2010 - A	9.06	(0.13)	0.38	0.25	—	(0.06)	(0.06)
2010 - C	8.96	(0.19)	0.37	0.18	—	(0.06)	(0.06)
2010 - Institutional	9.11	(0.09)	0.38	0.29	—	(0.06)	(0.06)
2010 - IR	9.09	(0.10)	0.38	0.28	—	(0.06)	(0.06)
2010 - R	9.03	(0.14)	0.37	0.23	—	(0.06)	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment loss to average net assets	Portfolio turnover rate(c)

$9.01	2.61%	$64,120	1.05%	1.59%	(0.96)%	134%
8.54	1.92	28,736	1.80	2.34	(1.69)	134
9.22	3.09	1,874,703	0.65	1.19	(0.54)	134
9.15	2.85	8,046	0.81	1.34	(0.73)	134
8.85	2.42	2,299	1.30	1.84	(1.19)	134
9.12	7.90	105,432	1.55	1.59	(1.33)	163
8.72	7.02	29,942	2.30	2.34	(2.08)	163
9.32	8.33	1,589,475	1.15	1.19	(0.92)	163
9.24	8.15	21,565	1.30	1.34	(1.08)	163
8.98	7.54	1,729	1.80	1.84	(1.57)	163
8.95	2.30	133,654	1.55	1.59	(1.44)	79
8.65	1.55	37,525	2.30	2.34	(2.19)	79
9.10	2.72	1,355,193	1.15	1.19	(1.04)	79
9.04	2.51	17,085	1.30	1.34	(1.19)	79
8.85	1.98	1,988	1.80	1.84	(1.69)	79
8.79	(3.77)	493,429	1.56	1.59	(1.31)	105
8.56	(4.50)	60,598	2.31	2.34	(2.06)	105
8.90	(3.51)	1,314,751	1.16	1.19	(0.88)	105
8.86	(3.63)	16,341	1.31	1.34	(1.02)	105
8.72	(4.00)	1,258	1.81	1.84	(1.54)	105
9.25	2.73	490,567	1.59	1.63	(1.39)	132
9.08	1.98	78,423	2.34	2.38	(2.13)	132
9.34	3.16	786,120	1.19	1.23	(0.97)	132
9.31	3.05	5,206	1.34	1.38	(1.12)	132
9.20	2.52	895	1.84	1.88	(1.60)	132

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS COMMODITY STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	$5.64	$(0.03)	$(1.72)	$(1.75)	$—
2014 - C	5.46	(0.07)	(1.64)	(1.71)	—
2014 - Institutional	5.67	(0.01)	(1.73)	(1.74)	— (d)
2014 - IR	5.68	(0.01)	(1.74)	(1.75)	— (d)
2014 - R	5.58	(0.04)	(1.69)	(1.73)	—
2013 - A	5.73	(0.05)	(0.04)	(0.09)	—
2013 - C	5.60	(0.09)	(0.05)	(0.14)	—
2013 - Institutional	5.75	(0.03)	(0.05)	(0.08)	—
2013 - IR	5.76	(0.04)	(0.04)	(0.08)	—
2013 - R	5.69	(0.06)	(0.05)	(0.11)	—
2012 - A	5.88	(0.03)	(0.08)	(0.11)	(0.04)
2012 - C	5.78	(0.08)	(0.07)	(0.15)	(0.03)
2012 - Institutional	5.89	(0.02)	(0.07)	(0.09)	(0.05)
2012 - IR	5.91	(0.03)	(0.07)	(0.10)	(0.05)
2012 - R	5.85	(0.05)	(0.07)	(0.12)	(0.04)
2011 - A	6.03	(0.04)	0.01	(0.03)	(0.12)
2011 - C	5.95	(0.08)	0.01	(0.07)	(0.10)
2011 - Institutional	6.04	(0.02)	—	(0.02)	(0.13)
2011 - IR	6.05	(0.02)	0.01	(0.01)	(0.13)
2011 - R	6.01	(0.05)	0.01	(0.04)	(0.12)
2010 - A	6.19	(0.02)	0.52	0.50	(0.66)
2010 - C	6.14	(0.06)	0.51	0.45	(0.64)
2010 - Institutional	6.19	— (d)	0.52	0.52	(0.67)
2010 - IR	6.20	(0.01)	0.53	0.52	(0.67)
2010 - R	6.18	(0.04)	0.52	0.48	(0.65)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment loss to average net assets	Portfolio turnover rate(c)

$3.89	(31.03)%	$85,200	0.88%	0.95%	(0.59)%	234%
3.75	(31.32)	8,149	1.62	1.71	(1.27)	234
3.93	(30.62)	764,809	0.53	0.62	(0.17)	234
3.93	(30.80)	7,740	0.61	0.71	(0.24)	234
3.85	(31.00)	1,542	1.12	1.21	(0.77)	234
5.64	(1.57)	401,248	0.92	0.95	(0.91)	266
5.46	(2.50)	11,444	1.67	1.70	(1.64)	266
5.67	(1.39)	1,039,008	0.58	0.61	(0.56)	266
5.68	(1.39)	7,991	0.67	0.70	(0.64)	266
5.58	(1.93)	1,528	1.17	1.20	(1.13)	266
5.73	(1.91)	353,082	0.92	0.96	(0.59)	690
5.60	(2.64)	13,994	1.67	1.71	(1.39)	690
5.75	(1.57)	742,974	0.58	0.62	(0.29)	690
5.76	(1.81)	7,045	0.67	0.71	(0.45)	690
5.69	(2.14)	1,450	1.17	1.21	(0.86)	690
5.88	(0.56)	205,561	0.92	0.95	(0.61)	581
5.78	(1.26)	15,273	1.67	1.70	(1.36)	581
5.89	(0.41)	668,618	0.58	0.61	(0.27)	581
5.91	(0.28)	19,007	0.67	0.70	(0.37)	581
5.85	(0.83)	1,063	1.17	1.20	(0.87)	581
6.03	8.46	145,288	0.92	0.96	(0.34)	162
5.95	7.70	11,455	1.67	1.71	(1.10)	162
6.04	8.85	641,978	0.58	0.62	(0.02)	162
6.05	8.79	6,957	0.67	0.71	(0.23)	162
6.01	8.20	459	1.17	1.21	(0.63)	162

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	$10.89	$(0.08)	$0.32	$0.24	$(0.05)	$(0.59)	$(0.64)
2014 - C	10.60	(0.15)	0.29	0.14	—	(0.59)	(0.59)
2014 - Institutional	11.02	(0.03)	0.32	0.29	(0.11)	(0.59)	(0.70)
2014 - IR	10.99	(0.05)	0.31	0.26	(0.09)	(0.59)	(0.68)
2014 - R	10.83	(0.10)	0.30	0.20	(0.04)	(0.59)	(0.63)
2013 - A	10.70	(0.13)	0.68	0.55	—	(0.36)	(0.36)
2013 - C	10.50	(0.20)	0.66	0.46	—	(0.36)	(0.36)
2013 - Institutional	10.78	(0.08)	0.68	0.60	— (d)	(0.36)	(0.36)
2013 - IR	10.76	(0.10)	0.69	0.59	—	(0.36)	(0.36)
2013 - R	10.67	(0.15)	0.67	0.52	—	(0.36)	(0.36)
2012 - A	10.29	(0.07)	0.86	0.79	—	(0.38)	(0.38)
2012 - C	10.18	(0.14)	0.84	0.70	—	(0.38)	(0.38)
2012 - Institutional	10.35	(0.04)	0.88	0.84	(0.03)	(0.38)	(0.41)
2012 - IR	10.33	(0.03)	0.85	0.82	(0.01)	(0.38)	(0.39)
2012 - R	10.28	(0.09)	0.86	0.77	—	(0.38)	(0.38)
2011 - A	10.54	(0.03)	(0.15)	(0.18)	(0.04)	(0.03)	(0.07)
2011 - C	10.47	(0.13)	(0.12)	(0.25)	(0.01)	(0.03)	(0.04)
2011 - Institutional	10.59	0.01	(0.16)	(0.15)	(0.06)	(0.03)	(0.09)
2011 - IR	10.57	(0.02)	(0.14)	(0.16)	(0.05)	(0.03)	(0.08)
2011 - R	10.52	(0.05)	(0.16)	(0.21)	—	(0.03)	(0.03)

FOR THE PERIOD ENDED DECEMBER 31,
2010 - A (Commenced January 5, 2010)	10.00	(0.04)	0.77	0.73	—	(0.19)	(0.19)
2010 - C (Commenced January 5, 2010)	10.00	(0.11)	0.77	0.66	—	(0.19)	(0.19)
2010 - Institutional (Commenced January 5, 2010)	10.00	(0.01)	0.79	0.78	—	(0.19)	(0.19)
2010 - IR (Commenced January 5, 2010)	10.00	(0.04)	0.80	0.76	—	(0.19)	(0.19)
2010 - R (Commenced January 5, 2010)	10.00	(0.07)	0.78	0.71	—	(0.19)	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	The ratio of net and total expenses reflects the inclusion of interest and dividend expense for securities sold short during the period. Excluding these expenses, the expense ratios would have been:

	Class A	Class C	Institutional	Class IR	Class R
Ratio of net expenses to average assets	1.39%	2.14%	0.99%	1.14%	1.64%
Ratio of total expenses to average net assets	2.11	2.86	1.71	1.86	2.36

(g)	The portfolio turnover rate effects the inclusion of securities sold short during the period. Excluding these securities, the portfolio turnover for each class would have been 1.75%.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.49	2.19%	$78,100	1.23%		1.42%		(0.70)%		211%
10.15	1.29	41,299	1.97		2.17		(1.42)		211
10.61	2.61	645,286	0.81		1.02		(0.25)		211
10.57	2.33	26,862	0.97		1.17		(0.43)		211
10.40	1.85	12	1.49		1.62		(0.92)		211
10.89	5.21	169,197	1.30		1.37		(1.18)		311
10.60	4.45	66,543	2.05		2.12		(1.89)		311
11.02	5.65	756,409	0.90		0.97		(0.74)		311
10.99	5.55	46,709	1.05		1.12		(0.88)		311
10.83	4.94	12	1.55		1.59		(1.40)		311
10.70	7.66	291,432	1.38		1.38		(0.61)		177
10.50	6.86	76,580	2.13		2.13		(1.32)		177
10.78	8.06	853,273	0.97		0.97		(0.37)		177
10.76	7.89	59,935	1.13		1.14		(0.31)		177
10.67	7.48	11	1.63		1.64		(0.84)		177
10.29	(1.72)	165,877	1.39		1.47		(0.32)		297
10.18	(2.43)	56,025	2.14		2.22		(1.22)		297
10.35	(1.38)	199,083	0.99		1.07		0.08		297
10.33	(1.47)	56,972	1.14		1.22		(0.22)		297
10.28	(2.04)	10	1.64		1.72		(0.49)		297

10.54	7.29	43,222	1.41	(e)(f)	2.13	(e)(f)	(0.39	)(e)	180	(g)
10.47	6.59	8,567	2.16	(e)(f)	2.88	(e)(f)	(1.06	)(e)	180	(g)
10.59	7.80	84,928	1.01	(e)(f)	1.73	(e)(f)	(0.14	)(e)	180	(g)
10.57	7.60	23,477	1.16	(e)(f)	1.88	(e)(f)	(0.38	)(e)	180	(g)
10.52	7.10	11	1.66	(e)(f)	2.38	(e)(f)	(0.66	)(e)	180	(g)

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS DYNAMIC COMMODITY STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized loss	Total from investment operations
FOR THE PERIOD ENDED DECEMBER 31,
2014 - A (Commenced April 30, 2014)	$10.00	$(0.06)	$(2.08)	$(2.14)
2014 - C (Commenced April 30, 2014)	10.00	(0.12)	(2.06)	(2.18)
2014 - Institutional (Commenced April 30, 2014)	10.00	(0.05)	(2.07)	(2.12)
2014 - IR (Commenced April 30, 2014)	10.00	(0.05)	(2.08)	(2.13)
2014 - R (Commenced April 30, 2014)	10.00	(0.08)	(2.08)	(2.16)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC COMMODITY STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$7.86	(21.40)%	$53	1.08	%(d)	2.50	%(d)	(1.07	)%(d)	—%
7.82	(21.80)	8	1.87	(d)	3.48	(d)	(1.87	)(d)	—
7.88	(21.20)	30,649	0.76	(d)	2.38	(d)	(0.76	)(d)	—
7.87	(21.30)	20	0.86	(d)	2.47	(d)	(0.86	)(d)	—
7.84	(21.60)	20	1.36	(d)	2.97	(d)	(1.36	)(d)	—

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	$10.04	$(0.14)	$(0.14)	$(0.28)	$(0.09)
2014 - C	9.89	(0.21)	(0.14)	(0.35)	(0.09)
2014 - Institutional	10.11	(0.11)	(0.14)	(0.25)	(0.09)
2014 - IR	10.08	(0.12)	(0.14)	(0.26)	(0.09)
2014 - R	9.99	(0.17)	(0.14)	(0.31)	(0.09)
2013 - A	10.56	(0.15)	(0.37)	(0.52)	—
2013 - C	10.48	(0.22)	(0.37)	(0.59)	—
2013 - Institutional	10.59	(0.11)	(0.37)	(0.48)	—
2013 - IR	10.58	(0.13)	(0.37)	(0.50)	—
2013 - R	10.53	(0.17)	(0.37)	(0.54)	—
2012 - A (Commenced February 29, 2012)	10.00	(0.12)	0.68	0.56	—
2012 - C (Commenced February 29, 2012)	10.00	(0.19)	0.67	0.48	—
2012 - Institutional (Commenced February 29, 2012)	10.00	(0.09)	0.68	0.59	—
2012 - IR (Commenced February 29, 2012)	10.00	(0.10)	0.68	0.58	—
2012 - R (Commenced February 29, 2012)	10.00	(0.15)	0.68	0.53	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$9.67	(2.75)%	$2,698	1.51%		1.96%		(1.50)%		343%
9.45	(3.50)	897	2.26		2.69		(2.26)		343
9.77	(2.43)	88,381	1.11		1.54		(1.10)		343
9.73	(2.54)	391	1.26		1.69		(1.25)		343
9.59	(3.06)	85	1.76		2.20		(1.75)		343
10.04	(4.83)	1,344	1.46		2.64		(1.54)		—
9.89	(5.63)	1,536	2.21		3.34		(2.28)		—
10.11	(4.44)	106,635	1.07		2.18		(1.12)		—
10.08	(4.64)	384	1.21		2.32		(1.27)		—
9.99	(5.13)	89	1.69		2.82		(1.79)		—
10.56	5.50	272	1.44	(d)	8.63	(d)	(1.47	)(d)	—
10.48	4.80	339	2.15	(d)	7.43	(d)	(2.18	)(d)	—
10.59	5.80	19,401	1.06	(d)	8.04	(d)	(1.09	)(d)	—
10.58	5.70	410	1.20	(d)	5.65	(d)	(1.21	)(d)	—
10.53	5.30	11	1.72	(d)	8.98	(d)	(1.75	)(d)	—

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	$6.54	$0.21	(d)	$(0.14)	$0.07	$(0.23)
2014 - C	6.53	0.16	(d)	(0.13)	0.03	(0.18)
2014 - Institutional	6.35	0.22	(d)	(0.12)	0.10	(0.26)
2014 - IR	6.48	0.20	(d)	(0.11)	0.09	(0.24)
2013 - A	6.46	0.15	(e)	0.22	0.37	(0.29)
2013 - C	6.46	0.11	(e)	0.20	0.31	(0.24)
2013 - Institutional	6.29	0.18	(e)	0.20	0.38	(0.32)
2013 - IR	6.40	0.18	(e)	0.20	0.38	(0.30)
2012 - A	4.94	0.12		1.95	2.07	(0.55)
2012 - C	4.95	0.07		1.96	2.03	(0.52)
2012 - Institutional	4.84	0.14		1.91	2.05	(0.60)
2012 - IR	4.92	0.14		1.93	2.07	(0.59)
2011 - A	6.32	0.13		(1.34)	(1.21)	(0.17)
2011 - C	6.34	0.08		(1.35)	(1.27)	(0.12)
2011 - Institutional	6.20	0.15		(1.32)	(1.17)	(0.19)
2011 - IR	6.30	0.15		(1.35)	(1.20)	(0.18)
2010 - A	6.01	0.22		0.51	0.73	(0.42)
2010 - C	5.98	0.16		0.54	0.70	(0.34)
2010 - Institutional	5.92	0.25		0.49	0.74	(0.46)
2010 - IR	6.00	0.27		0.48	0.75	(0.45)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from corporate actions which amounted to $0.10 per share and 1.50% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.65% of average net assets.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.38	1.05%	$10,017	1.46%	1.61%	3.13	%(d)	50%
6.38	0.44	1,962	2.21	2.36	2.42	(d)	50
6.19	1.53	379,651	1.05	1.21	3.42	(d)	50
6.33	1.38	193	1.21	1.35	2.98	(d)	50
6.54	5.81	14,542	1.48	1.60	2.24	(e)	45
6.53	4.90	2,514	2.23	2.35	1.65	(e)	45
6.35	6.15	387,178	1.08	1.20	2.79	(e)	45
6.48	6.11	944	1.23	1.35	2.70	(e)	45
6.46	42.31	23,019	1.52	1.63	2.01		55
6.46	41.43	2,253	2.27	2.37	1.23		55
6.29	42.78	314,518	1.12	1.22	2.35		55
6.40	42.62	2,043	1.27	1.36	2.25		55
4.94	(19.46)	83,295	1.53	1.64	2.15		67
4.95	(20.20)	1,980	2.28	2.39	1.37		67
4.84	(19.14)	183,167	1.13	1.24	2.56		67
4.92	(19.26)	16	1.28	1.39	2.59		67
6.32	12.73	140,955	1.53	1.62	3.74		69
6.34	12.08	3,157	2.28	2.37	2.78		69
6.20	13.10	238,149	1.13	1.22	4.19		69
6.30	13.07	10	1.28	1.37	4.46		69

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	$15.54	$0.21	(d)	$4.36	$4.57	$(0.28)
2014 - C	15.18	0.07	(d)	4.25	4.32	(0.18)
2014 - Institutional	15.80	0.27	(d)	4.44	4.71	(0.33)
2014 - Service	15.63	0.18	(d)	4.39	4.57	(0.26)
2014 - IR	15.59	0.31	(d)	4.31	4.62	(0.31)
2014 - R	15.48	0.19	(d)	4.31	4.50	(0.25)
2013 - A	15.44	0.16		0.18	0.34	(0.24)
2013 - C	15.12	0.05		0.16	0.21	(0.15)
2013 - Institutional	15.68	0.24		0.17	0.41	(0.29)
2013 - Service	15.53	0.14		0.18	0.32	(0.22)
2013 - IR	15.49	0.22		0.15	0.37	(0.27)
2013 - R	15.39	0.14		0.16	0.30	(0.21)
2012 - A	13.48	0.12		2.05	2.17	(0.21)
2012 - C	13.22	0.04		1.99	2.03	(0.13)
2012 - Institutional	13.67	0.21		2.05	2.26	(0.25)
2012 - Service	13.57	0.14		2.02	2.16	(0.20)
2012 - IR	13.51	0.19		2.03	2.22	(0.24)
2012 - R	13.45	0.13		2.00	2.13	(0.19)
2011 - A	12.47	0.13		1.08	1.21	(0.20)
2011 - C	12.26	0.03		1.06	1.09	(0.13)
2011 - Institutional	12.62	0.18		1.11	1.29	(0.24)
2011 - Service	12.55	0.11		1.10	1.21	(0.19)
2011 - IR	12.50	0.20		1.04	1.24	(0.23)
2011 - R	12.44	0.10		1.08	1.18	(0.17)
2010 - A	9.99	0.10		2.58	2.68	(0.20)
2010 - C	9.84	0.02		2.54	2.56	(0.14)
2010 - Institutional	10.09	0.15		2.61	2.76	(0.23)
2010 - Service	10.05	0.09		2.60	2.69	(0.19)
2010 - IR	10.00	0.18		2.54	2.72	(0.22)
2010 - R	9.97	0.08		2.57	2.65	(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$19.83	29.63%	$73,103	1.39%	1.52%	1.15	%(d)	52%
19.32	28.64	16,497	2.14	2.26	0.39	(d)	52
20.18	30.10	502,407	0.99	1.11	1.49	(d)	52
19.94	29.49	3,527	1.49	1.61	0.98	(d)	52
19.90	29.94	6,900	1.14	1.27	1.70	(d)	52
19.73	29.29	1,877	1.64	1.77	1.05	(d)	52
15.54	2.13	51,599	1.41	1.51	0.99		61
15.18	1.35	12,375	2.16	2.26	0.29		61
15.80	2.54	419,564	1.01	1.11	1.46		61
15.63	2.03	3,342	1.51	1.61	0.88		61
15.59	2.33	808	1.16	1.26	1.33		61
15.48	1.90	802	1.66	1.76	0.90		61
15.44	16.11	63,171	1.44	1.51	0.80		40
15.12	15.34	12,403	2.19	2.26	0.25		40
15.68	16.59	381,641	1.04	1.11	1.40		40
15.53	15.93	4,694	1.54	1.61	0.91		40
15.49	16.45	540	1.19	1.26	1.26		40
15.39	15.90	521	1.69	1.76	0.88		40
13.48	9.79	166,917	1.44	1.51	0.98		46
13.22	8.91	10,954	2.19	2.26	0.22		46
13.67	10.32	402,103	1.04	1.11	1.38		46
13.57	9.71	4,670	1.54	1.61	0.83		46
13.51	9.99	443	1.19	1.26	1.57		46
13.45	9.51	245	1.69	1.76	0.74		46
12.47	27.07	161,065	1.44	1.50	0.95		59
12.26	26.18	10,907	2.19	2.25	0.21		59
12.62	27.67	373,776	1.04	1.10	1.33		59
12.55	26.99	5,345	1.54	1.60	0.83		59
12.50	27.39	90	1.19	1.25	1.50		59
12.44	26.80	237	1.69	1.75	0.78		59

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Absolute Return Tracker	A, C, Institutional, IR and R	Diversified
Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy(a) and Managed Futures Strategy	A, C, Institutional, IR and R	Non-diversified
International Real Estate Securities	A, C, Institutional and IR	Non-diversified
Real Estate Securities	A, C, Institutional, Service, IR and R	Non-diversified

(a)	Commenced operations on April 30, 2014.

Class A Shares of the Absolute Return Tracker, Dynamic Allocation, Managed Futures Strategy, International Real Estate Securities, and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy and Dynamic Commodity Strategy Funds are sold with a front-end sales charge of up to 4.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

At the close of business on November 14, 2014, Class B Shares of each Fund were converted to Class A Shares of the Fund.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis for Consolidation for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds — Goldman Sachs Cayman Commodity-ART Fund, Ltd., Goldman Sachs Cayman Commodity Fund, Ltd., Goldman Sachs Cayman Commodity-DAF Fund, Ltd. and Goldman Sachs DCS Cayman Commodity Fund, Ltd. (each a “Subsidiary” and collectively, the “Subsidiaries”), Cayman Islands exempted companies, were incorporated on September 11, 2013, April 2, 2009, September 11, 2014 and March 10, 2014, respectively, and are currently wholly-owned subsidiaries of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds, respectively. The Subsidiaries act as an investment vehicle for the Funds to enable the Funds to gain exposure to certain types of commodity-linked derivative instruments. The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, and Dynamic Commodity Strategy Funds are the sole shareholders of their respective Subsidiaries pursuant to subscription agreements dated as of June 20, 2014, June 17, 2009, November 17, 2014, and April 30, 2014, respectively, and it is intended that each Fund will remain the sole shareholder and will continue to control its respective Subsidiary. Under the Articles of Association of each Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

As of December 31, 2014, the Fund and Subsidiary net assets were as follows:

Fund	Fund Net Assets	Subsidiary Net Assets	% Represented by Subsidiary’s Net Assets
Absolute Return Tracker	$1,977,904,087	$52,711,508	3%
Commodity Strategy	867,440,280	122,493,045	14
Dynamic Allocation	791,558,949	13,131,127	2
Dynamic Commodity Strategy	30,749,505	4,197,338	14

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

E.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Dynamic Commodity Strategy Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of Dynamic Commodity Strategy Fund, DCS Cayman Commodity Fund, Ltd., Cayman Commodity-ART Fund, Ltd. and DAF Cayman Commodity Fund, Ltd. were expensed on the first day of operations.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2014

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Absolute Return Tracker, Dynamic Allocation and Managed Futures Strategy	Annually	Annually
Real Estate Securities	Quarterly	Annually
Commodity Strategy, Dynamic Commodity Strategy and International Real Estate Securities	Semi-Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The Subsidiaries are classified as controlled foreign corporations under the Code. Therefore, the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds are required to increase their taxable income by their share of their Subsidiary’s income. Net losses of a Subsidiary cannot be deducted by the Funds in the current period nor carried forward to offset taxable income in future periods.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Investments in Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Goldman Sachs Financial Square Government Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Commodity Index-Linked Structured Notes — The value of a commodity index-linked structured note is based on the price movements of a commodity index. The value of these notes will rise and fall in response to changes in the underlying commodity index. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index, and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These notes are subject to prepayment, credit and interest rate risks. These notes have an automatic redemption feature if the underlying index declines from the purchase date by the amount specified in the agreement. A Fund has the option to request prepayment from the issuer at any time. Interim payments received (paid) are recorded as net realized gains (losses), and at maturity, or when a structured note is sold, a Fund records a realized gain or loss.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2014:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$82,079,477	$—	$—
Exchange Traded Funds	127,184,227	—	—
Investment Company	1,556,508,230	—	—
Total	$1,765,771,934	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$12,718,596	$—	$—
Forward Foreign Currency Exchange Contracts	—	652,340	—
Credit Default Swap Contracts	—	1,680,985	—
Total Return Swap Contracts	—	2,654,835	—
Total	$12,718,596	$4,988,160	$—
Liabilities
Futures Contracts(b)	$(5,336,623)	$—	$—
Forward Foreign Currency Exchange Contracts(b)	—	(480,262)	—
Total Return Swap Contracts(b)	—	(4,840,487)	—
Written Options Contracts	(5,669,001)	—	—
Total	$(11,005,624)	$(5,320,749)	$—

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$129,641,421	$—
Asset-Backed Securities	—	219,800	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	127,904,977	—	—
Investment Company	444,385,962	—	—
Total	$572,290,939	$129,861,221	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(4,341,563)	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

COMMODITY STRATEGY (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Futures Contracts	$180,914	$—	$—
Interest Rate Swap Contracts	—	546,675	—
Total	$180,914	$546,675	$—
Liabilities(b)
Futures Contracts	$(1,381,321)	$—	$—
Interest Rate Swap Contracts	—	(108,478,220)	—
Total	$(1,381,321)	$(108,478,220)	$—

DYNAMIC ALLOCATION

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	$14,878,114	$—	$—
Common Stock and/or Other Equity Investments(a)	—	—	—
Asia	—	47,631,006	—
Europe	—	31,216,069	—
North America	252,677,556	—	—
Investment Company	345,603,019	—	—
Total	$613,158,689	$78,847,075	$—

Derivative Type
Assets(b)
Futures Contracts	$8,585,707	$—	$—
Forward Foreign Currency Exchange Contracts	—	1,234,836	—
Credit Default Swap Contracts	—	87,233	—
Total Return Swap Contracts	—	931,031	—
Total	$8,585,707	$2,253,100	$—
Liabilities(b)
Futures Contracts	$(2,383,040)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(102,554)	—
Total Return Swap Contracts		(2,048,412)
Total	$(2,383,040)	$(2,150,966)	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

DYNAMIC COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Investment Company	$26,469,114	$—	$—

Derivative Type
Assets(b)
Total Return Swap Contracts	$—	$16,633	$—
Liabilities(b)
Total Return Swap Contracts	$—	$(2,103,791)	$—

MANAGED FUTURES STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Commodity Index-Linked Structured Notes	$—	$5,880,055	$—
Investment Company	76,606,111	—	—
Total	$76,606,111	$5,880,055	$—

Derivative Type
Assets(b)
Futures Contracts	$1,227,204	$—	$—
Forward Foreign Currency Exchange Contracts	—	1,769,638	—
Interest Rate Swap Contracts	—	1,867,548	—
Total	$1,227,204	$3,637,186	$—
Liabilities(b)
Futures Contracts	$(522,786)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(371,754)	—
Interest Rate Swap Contracts	—	(1,247,414)	—
Total	$(522,786)	$(1,619,168)	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$189,939,521	$—
Australia and Oceania	—	50,223,167	—
Europe	—	122,067,717	—
North America	26,043,581	—	—
Total	$26,043,581	$362,230,405	$—

REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$—	$6,743,928	$—
North America	583,803,340	—	—
Total	$583,803,340	$6,743,928	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contract	$—	$34,345	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2014

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of December 31, 2014. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ABSOLUTE RETURN TRACKER
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on certain derivative contracts	$4,204,344	(a)	Variation margin on certain derivative contracts	$(2,488,652)	(a)
Credit	Variation margin on certain derivative contracts	1,680,985	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	652,340		Payable for unrealized loss on forward foreign currency exchange contracts	(480,262)
Equity	Receivable for unrealized gain on swap contracts and variation margin on certain derivative contracts	8,228,403	(a)	Payable for unrealized loss on swap contracts, Written options, at value, Variation margin on certain derivative contracts	(13,135,783)	(a)(b)
Interest Rate	Variation margin on certain derivative contracts	2,940,684	(a)	Variation margin on certain derivative contracts	(221,676)	(a)
Total		$17,706,756			$(16,326,373)

COMMODITY STRATEGY
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	—	$—		Payable for unrealized loss on swap contracts	$(108,478,220)	(b)
Interest Rate	Variation margin on certain derivative contracts	727,589	(a)	Variation margin on certain derivative contracts	(1,381,321)	(a)
Total		$727,589			$(109,859,541)

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

DYNAMIC ALLOCATION
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on certain derivative contracts	$761,506	(a)	Payable for unrealized loss on swap contracts, Variation margin on certain derivative contracts	$(3,038,485)	(a)(b)
Credit	Variation margin on certain derivative contracts	87,233	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,234,836		Payable for unrealized loss on forward foreign currency exchange contracts	(102,554)
Equity	Receivable for unrealized gain on swap contracts, Variation margin on certain derivative contracts	7,670,794	(a)	Payable for unrealized loss on swap contracts, Variation margin on certain derivative contracts	(1,392,967)	(a)(b)
Interest Rate	Variation margin on certain derivative contracts	1,084,438	(a)	—	—
Total		$10,838,807			$(4,534,006)

DYNAMIC COMMODITY STRATEGY
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts	$16,633		Payment for unrealized loss on swap contracts	$(2,103,791)	(b)

MANAGED FUTURES STRATEGY
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$1,769,638		Payable for unrealized loss on forward foreign currency exchange contracts	$(371,754)
Equity	Variation margin on certain derivative contracts	1,227,204	(a)	Variation margin on certain derivative contracts	(522,786)	(a)
Interest Rate	Variation margin on certain derivative contracts	1,867,548	(a)	Variation margin on certain derivative contracts	(1,247,414)	(a)
Total		$4,864,390			$(2,141,954)

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

REAL ESTATE
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$34,345	—	$—
(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $4,840,487, $108,478,220, $2,048,412 and $2,103,791 for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

ABSOLUTE RETURN TRACKER
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from future contracts/Net change in unrealized gain (loss) on future contracts	$10,540,121	$1,715,692	1,062
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	12,640,984	231,028	70
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	10,663,439	(5,171,643)	1
Equity	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	61,335,370	(24,957,106)	8,940
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	8,251,403	849,048	3,076
Total		$103,431,317	$(27,332,981)	13,149

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

COMMODITY STRATEGY
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(317,603,491)	$(126,639,837)	8
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(8,003,731)	(1,689,670)	1,588
Total		$(325,607,222)	$(128,329,507)	1,596

DYNAMIC ALLOCATION
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$96,599	$(2,276,979)	98
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	758,377	(1,885,607)	3
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$8,060,879	$1,132,282	4
Equity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(5,472,128)	(10,913,194)	3,273
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	7,909,539	3,534,774	1,094
Total		$11,353,266	$(10,408,724)	4,472

DYNAMIC COMMODITY STRATEGY
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(6,031,766)	$(2,087,158)	130

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

MANAGED FUTURES STRATEGY
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$1,337,539	$1,269,095	109
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(1,281,145)	(2,284,005)	1,726
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,977,730)	176,656	89
Total		$(1,921,336)	$(838,254)	1,924

REAL ESTATE
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$205,618	$34,345	1
(a)	Average number of contracts is based on the average of month end balances at fiscal year ended December 31, 2014.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2014:

COMMODITY STRATEGY
	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps
Deutsche Bank AG	$(32,599,980)	$(32,599,980)	$32,599,980	$—
Macquarie Bank Ltd.	(17,944,381)	(17,944,381)	$17,944,381	—
Merrill Lynch International	(32,455,965)	(32,455,965)	$32,455,965	—
Societe Generale SA	(8,915,388)	(8,915,388)	$8,915,388	—
UBS AG	(16,562,506)	(16,562,506)	$16,562,506	—
Total	$(108,478,220)	$(108,478,220)	$108,478,220	$—
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

DYNAMIC COMMODITY STRATEGY
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Swaps
Merrill Lynch International	$16,633	$(2,103,791)	$(2,087,158)	$2,087,158	$—
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

MANAGED FUTURES STRATEGY
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Forwards
Morgan Stanley & Co., Inc.	$1,769,638	$(371,754)	$1,397,884	$—	$1,397,884
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
Absolute Return Tracker	1.15%	1.04%	0.99%	0.97%	0.95%	1.10%	0.60	%(1)(2)(3)
Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.44	(1)(2)
Dynamic Allocation	0.90	0.81	0.77	0.75	0.74	0.90	0.77	(1)(2)(3)
Dynamic Commodity Strategy	0.80	0.80	0.72	0.68	0.67	0.80	0.71	(1)(2)
Managed Futures Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.90	(1)(3)
International Real Estate Securities	1.05	1.05	0.95	0.90	0.88	1.05	1.01	(3)
Real Estate Securities	1.00	0.90	0.86	0.84	0.82	1.00	0.95	(3)

(1)	GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to any management fees they earn as an investment adviser to any of the affiliated funds in which they invest through at least April 30, 2015. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2014, GSAM waived $1,889,322, $851,277, $644,482, $21,324 and $749 of its management fee for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy and Managed Futures Strategy Funds, respectively.
(2)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement (as defined below) after the waivers.
(3)	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Fund’s most recent prospectus. These waivers will be effective through at least April 30, 2015 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after the waivers had been adjusted, if applicable.

GSAM also provides management services to the Subsidiaries pursuant to a Subsidiary Management Agreement (each, a “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of each Fund’s management fee in an amount equal to the Management fee paid to GSAM by each Subsidiary under the Subsidiary Agreement. For the fiscal year ended December 31, 2014, GSAM waived $138,046, $1,223,727, $11,842 and $17,736 of each Fund’s management fee for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds, respectively.

GOLDMAN SACHS SELECT SATELLITE FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2014, Goldman Sachs advised that it retained front end sales charges of $6,175, $47,342, $5,502, $267, $412, $151 and $9,204 for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy, Managed Futures Strategy, International Real Estate Securities and Real Estate Securities Funds, respectively.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% (except for the Commodity Strategy and Dynamic Commodity Strategy Funds, which charge at an annual rate of 0.13%) of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy, Managed Futures Strategy,

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

International Real Estate Securities and Real Estate Securities Funds are 0.014%, 0.044%, 0.004%, 0.014%, 0.104%, 0.004% and 0.004%, respectively. These Other Expense limitations will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. The Subsidiaries also pay certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds, respectively. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Absolute Return Tracker	$9,444,304	$639,033	$98,230	$10,181,567
Commodity Strategy	851,277	297,040	49,425	1,197,742
Dynamic Allocation	1,168,508	617,404	—	1,785,912
Dynamic Commodity Strategy	21,324	421,144	1,701	444,169
Managed Futures Strategy	95,463	328,199	4,829	428,491
International Real Estate Securities	159,041	444,815	3,936	607,792
Real Estate Securities	283,692	390,168	11,474	685,334

G.  Line of Credit Facility — As of December 31, 2014, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2014, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS SELECT SATELLITE FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2014, Goldman Sachs earned $24,061, $91,145 and $179 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Absolute Return Tracker, Dynamic Allocation, and Real Estate Securities Funds, respectively.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund for the fiscal year ended December 31, 2014:

Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year	Dividend Income
Absolute Return Tracker	$1,394,058,738	$1,080,379,963	$(917,930,471)	$1,556,508,230	$1,556,508,230	$83,336
Commodity Strategy	193,899,304	1,517,465,538	(1,266,978,880)	444,385,962	444,385,962	38,230
Dynamic Allocation	666,690,186	311,407,079	(632,494,246)	345,603,019	345,603,019	22,890
Dynamic Commodity Strategy	—	33,275,904	(6,806,790)	26,469,114	26,469,114	1,166
Managed Futures Strategy	93,637,641	66,834,541	(83,866,071)	76,606,111	76,606,111	4,599

As of December 31, 2014, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio
Commodity Strategy	—%	—%	—%	6%
Dynamic Allocation	8	16	14	—
Managed Futures Strategy	19	39	33	—
International Real Estate Securities	—	—	—	43
Real Estate Securities	—	—	—	31

As of December 31, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Class R Shares of the Dynamic Allocation Fund; 15% of the Class A Shares of the Dynamic Commodity Strategy Fund and 100% of the Class C, Institutional, Class IR and Class R Shares of the Dynamic Commodity Strategy Fund.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2014

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2014, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Absolute Return Tracker	$—	$248,720,970	$—	$140,251,874
Commodity Strategy	738,995,670	16,727,651	862,068,298	22,072,755
Dynamic Allocation	80,528,156	643,299,320	112,608,067	598,319,214
Managed Futures Strategy	—	26,860,000	—	21,880,981
International Real Estate Securities	—	195,219,035	—	201,109,227
Real Estate Securities	—	286,949,922	—	306,530,752

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Dynamic Commodity Strategy	Managed Futures Strategy	International Real Estate Securities	Real Estate Securities
Distributions paid from:
Ordinary income	$49,714,558	$903,840	$42,906,765	$—	$240	$15,665,441	$10,017,558
Net long-term capital gains	31,171,007	—	6,463,121	—	871,211	—	—
Total taxable distributions	$80,885,565	$903,840	$49,369,886	$—	$871,451	$15,665,441	$10,017,558

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Dynamic Commodity Strategy	Managed Futures Strategy	International Real Estate Securities	Real Estate Securities
Distributions paid from:
Ordinary income	$25,526,562	$—	$10,424,220	$—	$—	$19,046,747	$8,598,897
Net long-term capital gains	67,366,164	—	25,817,204	—	—	—	—
Total taxable distributions	$92,892,726	$—	$36,241,424	$—	$—	$19,046,747	$8,598,897

GOLDMAN SACHS SELECT SATELLITE FUNDS

7. TAX INFORMATION (continued)

As of December 31, 2014, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Dynamic Commodity Strategy	Managed Futures Strategy	International Real Estate Securities	Real Estate Securities
Undistributed ordinary income — net	$14,819,374	$113,745	$10,544,420	$—	$2,471,179	$—	$—
Undistributed long-term capital gains	2,695,057	—	9,978,011	—	—	—	—
Total undistributed earnings	$17,514,431	$113,745	$20,522,431	$—	$2,471,179	$—	$—
Capital loss carryforwards:(1)
Expiring 2016	$—	$(16,303,834)	$—	$—	$—	$(319,321,609)	$—
Expiring 2017	—	(67,560,179)	—	—	—	(239,206,981)	(13,919,415)
Expiring 2018	—	—	—	—	—	(18,621,372)	—
Perpetual Short-term	—	(4,028,783)	—	—	(3,591,372)	—	—
Perpetual Long-term	—	(5,824,344)	—	—	(1,633,116)	—	—
Total capital loss carryforwards	$—	$(93,717,140)	$—	$—	$(5,224,488)	$(577,149,962)	$(13,919,415)
Timing differences (Qualified Late Year Loss Deferral/certain REIT dividends/straddle loss deferral)	—	(7,805,365)	—	—	—	(191,535)	910,940
Unrealized gains (losses) — net	2,725,431	409,015,189	1,599,536	(2,140,356)	2,368,342	3,674,466	171,783,691
Total accumulated gains (losses) — net	$20,239,862	$307,606,429	$22,121,967	$(2,140,356)	$(384,967)	$(573,667,031)	$158,775,216

(1)	Expiration occurs on December 31 of the year indicated. The International Real Estate Securities and the Real Estate Securities Fund utilized $8,827,858 and $47,316,128, respectively, of capital losses in the current fiscal year.

As of December 31, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Dynamic Commodity Strategy	Managed Futures Strategy	International Real Estate Securities	Real Estate Securities
Tax cost	$1,770,071,640	$695,219,253	$688,487,330	$26,469,114	$81,232,111	$384,462,766	$418,763,521
Gross unrealized gain	5,903,615	7,492,406	22,674,842	—	1,266,083	37,837,089	172,361,575
Gross unrealized loss	(10,203,321)	(559,499)	(19,156,408)	—	(12,028)	(34,025,869)	(577,828)
Net unrealized security gain (loss)	$(4,299,706)	$6,932,907	$3,518,434	$—	$1,254,055	$3,811,220	$171,783,747
Net urnealized gain (loss) on other investments	7,025,137	402,082,282	(1,918,898)	(2,140,356)	1,114,287	(136,754)	(56)
Net unrealized gain (loss)	$2,725,431	$409,015,189	$1,599,536	$(2,140,356)	$2,368,342	$3,674,466	$171,783,691

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2014

7. TAX INFORMATION (continued)

As of December 31, 2014, the Dynamic Commodity Strategy Fund did not have any aggregate security unrealized gains, losses or cost for U.S. federal income tax purposes.

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign currency contracts, and differences related to the tax treatment of swap transactions, inflation protected securities, underlying fund investments, passive foreign investment companies and real estate investment trust investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from taxable over-distributions, dividend redesignations and differences in the tax treatment of inflation protected securities, underlying fund investments, foreign currency transactions, swap transactions, passive foreign investment companies and real estate investment trust investments.

	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Absolute Return Tracker	$(6,519)	$(23,481,092)	$23,487,611
Commodity Strategy	(302,633,819)	313,794,928	(11,161,109)
Dynamic Allocation	(3,145,963)	(7,002,542)	10,148,505
Dynamic Commodity Strategy	(6,163,314)	6,031,766	131,548
Managed Futures Strategy	—	(2,562,587)	2,562,587
International Real Estate Securities	689,351	(13,440,367)	12,751,016
Real Estate Securities	(2,117,488)	(167,270)	2,284,758

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS SELECT SATELLITE FUNDS

8. OTHER RISKS (continued)

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2014

8. OTHER RISKS (continued)

Non-Diversification Risk — The Funds (except for the Absolute Return Tracker Fund) are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, each Fund (except for the Absolute Return Tracker Fund) may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — The International Real Estate Securities Fund and the Real Estate Securities Fund invest primarily in securities of issuers (non-U.S. issuers, in the case of International Real Estate Securities Fund) that are primarily engaged in or related to the real estate industry, and each Fund has a policy of concentrating its investments in the real estate industry. Therefore, investments in the Funds are subject to certain risks associated with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.

Tax Risk — The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy and Managed Futures Strategy Funds will seek to gain exposure to the commodity markets primarily through investments in the Subsidiaries and/or commodity index-linked structured notes. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such private letter rulings to the Absolute Return Tracker, Commodity Strategy, and Dynamic Allocation Funds. Based on such rulings, these Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. However, the Dynamic Commodity Strategy and Managed Futures Strategy Funds have not received such a PLR, and are not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Dynamic Commodity Strategy and Managed Futures Strategy Funds have obtained an opinion of counsel that income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that a Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,657,937	$24,238,484	3,113,867	$28,615,462
Reinvestment of distributions	243,699	2,198,655	624,619	5,590,340
Shares redeemed	(7,349,480)	(67,125,391)	(7,111,308)	(65,162,712)
	(4,447,844)	(40,688,252)	(3,372,822)	(30,956,910)
Class C Shares
Shares sold	739,905	6,433,199	664,468	5,880,099
Reinvestment of distributions	104,087	890,779	148,039	1,267,210
Shares redeemed	(910,626)	(7,911,630)	(1,719,647)	(15,169,525)
	(66,634)	(587,652)	(907,140)	(8,022,216)
Institutional Shares
Shares sold	79,374,935	741,294,580	73,254,973	685,966,800
Reinvestment of distributions	5,964,324	55,239,301	7,398,833	67,625,338
Shares redeemed	(52,446,579)	(489,723,270)	(59,043,331)	(551,289,102)
	32,892,680	306,810,611	21,610,475	202,303,036
Class IR Shares
Shares sold	366,147	3,373,064	1,178,635	10,963,049
Reinvestment of distributions	33,655	308,615	124,252	1,126,965
Shares redeemed	(1,854,130)	(17,299,166)	(859,396)	(7,970,790)
	(1,454,328)	(13,617,487)	443,491	4,119,224
Class R Shares
Shares sold	124,430	1,120,430	53,561	485,821
Reinvestment of distributions	9,037	80,160	11,542	101,796
Shares redeemed	(66,185)	(596,747)	(97,289)	(876,675)
	67,282	603,843	(32,186)	(289,058)
NET INCREASE	26,991,156	$252,521,063	17,741,818	$167,154,076

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Commodity Strategy Fund

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	20,512,123	$110,199,625	41,130,438	$230,911,570
Reinvestment of distributions	—	—	—	—
Shares redeemed	(69,826,612)	(390,191,468)	(31,514,065)	(175,982,642)
	(49,314,489)	(279,991,843)	9,616,373	54,928,928
Class C Shares
Shares sold	911,506	4,714,935	588,786	3,232,466
Reinvestment of distributions	—	—	—	—
Shares redeemed	(831,342)	(4,084,164)	(993,047)	(5,403,468)
	80,164	630,771	(404,261)	(2,171,002)
Institutional Shares
Shares sold	149,321,235	768,062,608	95,413,012	537,858,923
Reinvestment of distributions	151,783	743,118	—	—
Shares redeemed	(138,038,295)	(640,059,804)	(41,419,256)	(232,435,465)
	11,434,723	128,745,922	53,993,756	305,423,458
Class IR Shares
Shares sold	2,255,318	12,175,005	821,873	4,688,486
Reinvestment of distributions	422	2,540	—	—
Shares redeemed	(1,695,841)	(7,701,901)	(636,943)	(3,566,836)
	559,899	4,475,644	184,930	1,121,650
Class R Shares
Shares sold	239,619	1,224,765	163,268	913,005
Reinvestment of distributions	—	—	—	—
Shares redeemed	(112,561)	(574,616)	(144,208)	(805,400)
	127,058	650,149	19,060	107,605
NET INCREASE (DECREASE)	(37,112,645)	$(145,489,357)	63,409,858	$359,410,639

GOLDMAN SACHS SELECT SATELLITE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Dynamic Allocation Fund

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,030,298	$11,255,931	6,357,530	$69,696,698
Reinvestment of distributions	436,398	4,631,065	551,119	5,863,905
Shares redeemed	(9,551,154)	(103,938,035)	(18,611,390)	(203,449,197)
	(8,084,458)	(88,051,039)	(11,702,741)	(127,888,594)
Class C Shares
Shares sold	269,167	2,846,735	1,614,724	17,399,807
Reinvestment of distributions	219,704	2,249,775	208,657	2,159,600
Shares redeemed	(2,701,634)	(28,528,326)	(2,839,327)	(30,192,044)
	(2,212,763)	(23,431,816)	(1,015,946)	(10,632,637)
Institutional Shares
Shares sold	10,400,911	115,411,622	21,645,978	239,411,751
Reinvestment of distributions	3,698,719	39,848,710	2,386,994	25,686,906
Shares redeemed	(21,877,895)	(242,277,195)	(34,550,307)	(379,708,953)
	(7,778,265)	(87,016,863)	(10,517,335)	(114,610,296)
Class IR Shares
Shares sold	753,694	8,241,807	2,425,682	26,789,149
Reinvestment of distributions	156,499	1,677,835	170,824	1,832,943
Shares redeemed	(2,620,880)	(28,911,024)	(3,913,928)	(42,980,566)
	(1,710,687)	(18,991,382)	(1,317,422)	(14,358,474)
Class R Shares
Reinvestment of distributions	66	697	36	379
	66	697	36	379
NET DECREASE	(19,786,107)	$(217,490,403)	(24,553,408)	$(267,489,622)

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Dynamic Commodity Strategy Fund(a)
	For the Period Ended December 31, 2014
	Shares	Dollars

Class A Shares
Shares sold	6,767	$63,175
	6,767	63,175
Class C Shares
Shares sold	1,000	10,000
	1,000	10,000
Institutional Shares
Shares sold	3,993,000	39,930,000
Shares redeemed	(100,000)	(1,000,000)
	3,893,000	38,930,000
Class IR Shares
Shares sold	2,500	25,000
	2,500	25,000
Class R Shares
Shares sold	2,500	25,000
	2,500	25,000
NET INCREASE	3,905,767	$39,053,175

(a)	Commenced operations on April 30, 2014

GOLDMAN SACHS SELECT SATELLITE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Managed Futures Strategy Fund

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	231,138	$2,296,206	177,174	$1,778,085
Reinvestment of distributions	2,833	26,861	—	—
Shares redeemed	(88,805)	(849,968)	(69,062)	(684,185)
	145,166	1,473,099	108,112	1,093,900
Class C Shares
Shares sold	24,129	228,464	158,949	1,551,528
Reinvestment of distributions	973	9,019	—	—
Shares redeemed	(85,511)	(796,285)	(35,985)	(350,922)
	(60,409)	(558,802)	122,964	1,200,606
Institutional Shares
Shares sold	1,428,209	13,893,562	11,167,665	110,870,528
Reinvestment of distributions	86,648	830,088	—	—
Shares redeemed	(3,021,711)	(29,484,291)	(2,450,002)	(24,016,051)
	(1,506,854)	(14,760,641)	8,717,663	86,854,477
Class IR Shares
Shares sold	11,578	111,435	108,134	1,116,315
Reinvestment of distributions	418	3,992	—	—
Shares redeemed	(9,930)	(95,449)	(108,857)	(1,050,231)
	2,066	19,978	(723)	66,084
Class R Shares
Shares sold	928	8,907	35,569	345,024
Reinvestment of distributions	85	796	—	—
Shares redeemed	(1,065)	(10,220)	(27,704)	(265,370)
	(52)	(517)	7,865	79,654
NET INCREASE (DECREASE)	(1,420,083)	$(13,826,883)	8,955,881	$89,294,721

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	193,534	$1,272,588	476,561	$3,199,759
Reinvestment of distributions	56,191	369,658	95,056	607,097
Shares redeemed	(904,899)	(5,948,781)	(1,909,765)	(12,656,510)
	(655,174)	(4,306,535)	(1,338,148)	(8,849,654)
Class C Shares
Shares sold	10,577	68,994	139,120	926,263
Reinvestment of distributions	7,672	50,297	12,638	80,762
Shares redeemed	(95,498)	(620,170)	(115,679)	(770,199)
	(77,249)	(500,879)	36,079	236,826
Institutional Shares
Shares sold	14,110,201	88,210,178	17,731,696	114,220,589
Reinvestment of distributions	2,246,357	14,354,444	2,766,651	17,177,099
Shares redeemed	(15,989,928)	(101,732,416)	(9,542,456)	(61,482,417)
	366,630	832,206	10,955,891	69,915,271
Class IR Shares
Shares sold	430	2,789	304,073	1,997,625
Reinvestment of distributions	2,675	17,794	10,564	66,565
Shares redeemed	(118,228)	(798,154)	(488,069)	(3,284,381)
	(115,123)	(777,571)	(173,432)	(1,220,191)
NET INCREASE (DECREASE)	(480,916)	$(4,752,779)	9,480,390	$60,082,252

GOLDMAN SACHS SELECT SATELLITE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,318,159	$41,741,751	1,177,766	$19,177,100
Shares converted from Class B	7,514	139,146	1,419	22,562
Reinvestment of distributions	48,278	842,437	50,240	809,858
Shares redeemed	(2,007,408)	(35,830,234)	(1,999,846)	(32,248,168)
	366,543	6,893,100	(770,421)	(12,238,648)
Class B Shares
Shares sold	465	6,860	2,490	40,012
Shares converted to Class A	(7,571)	(139,146)	(1,428)	(22,562)
Reinvestment of distributions	394	6,788	523	8,412
Shares redeemed	(44,223)	(814,617)	(44,002)	(706,298)
	(50,935)	(940,115)	(42,417)	(680,436)
Class C Shares
Shares sold	193,402	3,416,931	193,935	3,076,849
Reinvestment of distributions	7,181	121,939	6,506	102,611
Shares redeemed	(161,954)	(2,796,947)	(205,543)	(3,260,108)
	38,629	741,923	(5,102)	(80,648)
Institutional Shares
Shares sold	4,917,660	86,874,616	9,352,608	154,377,399
Reinvestment of distributions	479,131	8,490,777	438,055	7,157,530
Shares redeemed	(7,061,894)	(129,153,256)	(7,570,762)	(123,303,543)
	(1,665,103)	(33,787,863)	2,219,901	38,231,386
Service Shares
Shares sold	55,135	997,961	85,935	1,400,264
Reinvestment of distributions	831	14,573	1,016	16,479
Shares redeemed	(92,849)	(1,629,588)	(175,350)	(2,902,896)
	(36,883)	(617,054)	(88,399)	(1,486,153)
Class IR Shares
Shares sold	332,746	6,010,950	40,122	661,161
Reinvestment of distributions	3,455	61,153	793	12,782
Shares redeemed	(41,331)	(767,172)	(23,943)	(380,824)
	294,870	5,304,931	16,972	293,119
Class R Shares
Shares sold	80,368	1,461,201	33,792	536,907
Reinvestment of distributions	798	13,903	479	7,686
Shares redeemed	(37,831)	(684,886)	(16,304)	(258,804)
	43,335	790,218	17,967	285,789
NET INCREASE (DECREASE)	(1,009,544)	$(21,614,860)	1,348,501	$24,324,409

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Select Satellite Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs International Real Estate Securities Fund and Goldman Sachs Real Estate Securities Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Dynamic Allocation Fund, and Goldman Sachs Dynamic Commodity Strategy Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014, by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2015

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended December 31, 2014 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Commodity Strategy Fund				Dynamic Allocation Fund				Dynamic Commodity Strategy Fund
Share Class	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*
Class A
Actual	$1,000	$1,007.30		$5.46	$1,000	$656.00		$3.59	$1,000	$985.70		$6.31	$1,000	$778.20		$4.84
Hypothetical 5% return	1,000	1,019.76	+	5.50	1,000	1,020.87	+	4.38	1,000	1,018.85	+	6.41	1,000	1,019.76	+	5.50
Class C
Actual	1,000	1,004.30		9.19	1,000	654.40		6.76	1,000	981.50		9.99	1,000	775.00		8.37
Hypothetical 5% return	1,000	1,016.03	+	9.25	1,000	1,017.04	+	8.24	1,000	1,015.12	+	10.16	1,000	1,015.78	+	9.50
Institutional
Actual	1,000	1,010.30		3.39	1,000	658.60		2.17	1,000	987.60		4.16	1,000	779.40		3.41
Hypothetical 5% return	1,000	1,021.83	+	3.41	1,000	1,022.58	+	2.65	1,000	1,021.02	+	4.23	1,000	1,021.37	+	3.87
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Class IR
Actual	1,000	1,007.80		4.20	1,000	657.20		2.55	1,000	986.50		5.06	1,000	778.40		3.85
Hypothetical 5% return	1,000	1,021.02	+	4.23	1,000	1,022.13	+	3.11	1,000	1,020.11	+	5.14	1,000	1,020.87	+	4.38
Class R
Actual	1,000	1,006.30		6.68	1,000	657.00		4.64	1,000	984.00		7.65	1,000	776.20		6.09
Hypothetical 5% return	1,000	1,018.55	+	6.72	1,000	1,019.61	+	5.65	1,000	1,017.49	+	7.78	1,000	1,018.35	+	6.92

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended December 31, 2014 (Unaudited) (continued)

	Managed Futures Strategy Fund				International Real Estate Securities Fund				Real Estate Securities Fund
Share Class	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*
Class A
Actual	$1,000	$1,010.80		$7.10	$1,000	$959.00		$7.16	$1,000	$1,103.40		$7.37
Hypothetical 5% return	1,000	1,018.15	+	7.12	1,000	1,017.90	+	7.38	1,000	1,018.20	+	7.07
Class C
Actual	1,000	1,006.80		10.88	1,000	955.30		10.84	1,000	1,099.30		11.32
Hypothetical 5% return	1,000	1,014.37	+	10.92	1,000	1,014.12	+	11.17	1,000	1,014.42	+	10.87
Institutional
Actual	1,000	1,012.80		5.07	1,000	960.00		5.19	1,000	1,105.60		5.25
Hypothetical 5% return	1,000	1,020.16	+	5.09	1,000	1,019.91	+	5.35	1,000	1,020.21	+	5.04
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,102.50		7.90
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,017.69	+	7.58
Class IR
Actual	1,000	1,011.80		5.83	1,000	960.40		5.93	1,000	1,104.50		6.05
Hypothetical 5% return	1,000	1,019.41	+	5.85	1,000	1,019.16	+	6.11	1,000	1,019.46	+	5.80
Class R
Actual	1,000	1,009.80		8.36	N/A	N/A		N/A	1,000	1,102.20		8.69
Hypothetical 5% return	1,000	1,016.89	+	8.39	N/A	N/A		N/A	1,000	1,016.94	+	8.34

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R
Absolute Return Tracker	1.08%	1.82%	0.67%	N/A	0.83%	1.32%
Commodity Strategy	0.86	1.62	0.52	N/A	0.61	1.11
Dynamic Allocation	1.26	2.00	0.83	N/A	1.01	1.53
Dynamic Commodity Strategy	1.08	1.87	0.76	N/A	0.86	1.36
Managed Futures Strategy	1.40	2.15	1.00	N/A	1.15	1.65
International Real Estate Securities	1.45	2.20	1.05	N/A	1.20	N/A
Real Estate Securities	1.39	2.14	0.99	1.49%	1.14	1.64

+	Hypothetical expenses are based on each Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Managed Futures Strategy Fund and Goldman Sachs Real Estate Securities Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund (except for the Dynamic Commodity Strategy Fund, which commenced operations in 2014), including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s (except for the Dynamic Commodity Strategy Fund) expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to the Absolute Return Tracker, Dynamic Allocation, International Real Estate Securities, and Real Estate Securities Funds) and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund (except the Dynamic Commodity Strategy Fund) and the Trust as a whole to the Investment Adviser and its affiliates;

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Real Estate Securities Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund (with the exception of the Dynamic Commodity Strategy Fund, which commenced operations in 2014) to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2014. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Absolute Return Tracker Fund’s Class A Shares had placed in the first quartile of the Fund’s peer group for the one-year period, in the third quartile for the three-year period, and in the fourth quartile for the five-year period, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five-year period ended March 31, 2014. They considered that the Absolute Return Tracker Fund had undergone certain investment process enhancements in July 2013, as well as changes to the Fund’s investment strategy in October 2013 that permit the Fund to gain exposure to the commodities markets by investing in a wholly-owned subsidiary. They also noted that the Absolute Return Tracker Fund’s peer group (Multialternative) provides an imperfect performance comparison. The Trustees observed that the Commodity Strategy Fund’s Class A Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three, and five-year periods ended March 31, 2014. They noted that the Commodity Strategy Fund’s peer group (Commodities Broad Basket) and benchmark index (S&P GSCI Total Return Index) provide imperfect performance comparisons. They noted that the Dynamic Allocation Fund’s Class A Shares had placed in the third quartile of the Fund’s peer group for the one-year period and in the fourth quartile for the three-year period, and had outperformed the Fund’s LIBOR-based benchmark index by 0.57% and 2.22%, respectively, for the one- and three-year periods ended March 31, 2014. The Trustees noted enhancements to the Dynamic Allocation Fund’s investment strategy in October 2013 designed to provide increased liquidity and diversity in the Fund’s U.S. equity investments, and to provide the Fund with exposure to master limited partnerships. They noted that the Managed Futures Strategy Fund’s Class A Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s LIBOR-based benchmark index by 8.13% for the one-year period ended March 31, 2014. The Trustees noted changes to the Managed Futures Strategy Fund’s investment strategy in December 2013 that permit the Fund to gain exposure to the commodities markets through investments in commodity-linked notes. They noted that the International Real Estate Securities Fund’s Class A Shares had placed in the third quartile of the Fund’s peer group for the one-year period and in the fourth quartile for the three- and five-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed the Fund’s benchmark index for the three- and five-year periods ended March 31, 2014. The Trustees noted that the International Real Estate Securities Fund’s peer group (Global Real Estate) provides an imperfect performance comparison because it is dominated by funds that invest in all countries (including the U.S.), while the Fund only invests outside of the U.S. They observed that the Real Estate Securities Fund’s Class A Shares had placed in the first quartile of the Fund’s peer group for the one- and three-year periods and in the third quartile for the five- and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed the Fund’s benchmark for the five- and ten-year periods ended March 31, 2014.

The Trustees noted that the Dynamic Commodity Strategy Fund had launched on April 30, 2014 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds (except for the Dynamic Commodity Strategy Fund, which commenced operations in 2014). The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Absolute Return Tracker, Dynamic Allocation, International Real Estate Securities, and Real Estate Securities

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Funds) and to limit certain expenses of each Fund that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements that would have the effect of lowering (in the case of the International Real Estate Securities and Real Estate Securities Funds) or increasing (in the case of the Commodity Strategy and Managed Futures Strategy Funds) total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds (except for the Dynamic Commodity Strategy Fund, which commenced operations in 2014). In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund (except for the Dynamic Commodity Strategy Fund) were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Absolute Return Tracker Fund	Commodity Strategy Fund	Dynamic Allocation Fund	Dynamic Commodity Strategy Fund	International Real Estate Securities Fund	Managed Futures Strategy Fund	Real Estate Securities Fund
First $1 billion	1.15%	0.50%	0.90%	0.80%	1.05%	1.00%	1.00%
Next $1 billion	1.04	0.50	0.81	0.80	1.05	0.90	0.90%
Next $3 billion	0.99	0.45	0.77	0.72	0.95	0.86	0.86%
Next $3 billion	0.97	0.43	0.75	0.68	0.90	0.84	0.84%
Over $8 billion	0.95	0.42	0.74	0.67	0.88	0.82	0.82%

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Absolute Return Tracker, Dynamic Allocation, International Real Estate Securities, and Real Estate Securities Funds) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Absolute Return Tracker and Dynamic Allocation Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the International Real Estate Securities and Real Estate Securities Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Dynamic Commodity Strategy Fund

The Dynamic Commodity Strategy Fund commenced investment operations on April 30, 2014, and the Trustees had considered, at a meeting held on April 9-10, 2014, (i) the initial appointment of the Investment Adviser to serve as the Fund’s investment adviser and (ii) the initial approval of the Management Agreement on behalf of the Fund. At that meeting, the Trustees considered, in addition to many of the above factors, the Investment Adviser’s (and its affiliates’) ability to provide services to the Fund. In this regard, the Trustees noted that, although the Fund was new, the Investment Adviser had experience managing other funds and accounts that seek to provide exposure to various commodities and commodity sectors by investing in commodity-linked instruments. The Trustees concluded that the Investment Adviser would be able to provide quality services to the Fund.

The Trustees considered the management fee to be paid by the Fund, and the Fund’s anticipated total expenses, along with the Fund’s anticipated assets under management. They also considered a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds and the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level. They recognized that the Fund did not yet have profitability data to evaluate, but considered the Investment Adviser’s undertaking to provide such information after the Fund commenced operations. They reviewed the proposed breakpoints in the management fee schedule and concluded that the breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. The Trustees also considered the fees to be paid to Goldman Sachs in its capacity as the Fund’s transfer agent and distributor, along with other fall-out benefits that would potentially be received by the Investment Adviser and its affiliates.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees concluded, in the exercise of their business judgment, that the proposed management fee to be paid by the Fund would be reasonable in light of the services provided to it by the Investment Adviser and the Fund’s reasonably foreseeable asset levels, and that the Management Agreement should be approved on behalf of the Fund.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2015.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of December 31, 2014, the Trust consisted of 94 portfolios (88 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSMLP, GSMER and GSETF. GSTII consisted of 6 portfolios (one of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public). As of December 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of December 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Goldman Sachs Trust — Select Satellite Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2014, 1.40%, 7.28% and 0.62% of the dividends paid from net investment company taxable income by the Absolute Return Tracker, Dynamic Allocation and Real Estate Securities Funds, respectively, qualified for the dividends received deduction available to corporations.

For the 2014 tax year, the International Real Estate Securities Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Real Estate Securities Fund from sources within foreign countries and possessions of the United States was $0.2428 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year from foreign sources was 85.28%. The total amount of foreign taxes paid by the Fund was $0.0170 per share.

For the fiscal year ended December 31, 2014, 2.93%, 8.74%, 32.65%, and 0.56% of the dividends paid from net investment company taxable income by the Absolute Return Tracker, Dynamic Allocation, International Real Estate Securities, and Real Estate Securities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Absolute Return Tracker, Dynamic Allocation, and Managed Futures Strategy Funds, respectively, designate $31,171,007, $6,463,121, and $871,211, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2014.

During the fiscal year ended December 31, 2014, the Absolute Return Tracker and Dynamic Allocation Funds, respectively, designate $41,555,605 and $35,703,764 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of December 31, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[4]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[5]
■	International Tax-Managed Equity Fund[5]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[6]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions7

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[5]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[6]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings the first and third quarters of each fiscal year on Forms N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 154865.MF.MED.TMPL/2/2015 SELSATAR-15 / 64K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,563,029	$2,422,346	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$672,155	$894,195	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2014 and December 31, 2013 were $672,155 and $896,535 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $9.8 million and $10 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2013 and 2012 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 9, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	March 9, 2015